                                                                    Exhibit 10.3

                            O F F I C E   L E A S E

                                    between

                        Shuwa Investments Corporation,

                           a California corporation

                                      as

                                   Landlord

                                      and

                   Daniel, Mann, Johnson & Mendenhall, Inc.,

                           a California corporation

                                      and

                            AeCom Technology, Inc.,

                            a Delaware corporation

                                 together, as

                                    Tenant

                                 June 13, 2001

Arco Plaza Office Lease                 Daniel, Mann, Johnson & Mendelhall, Inc.


                               LIST OF EXHIBITS


                    Exhibit "A"  Premises Floor Plan

                    Exhibit "B"  Work Letter

                    Exhibit "C"  Lease Confirmation

                    Exhibit "D"  Estoppel Certificate

                    Exhibit "E"  Rules and Regulations

                    Exhibit "F"  HVAC Specifications

                    Exhibit "G"  Cleaning and Janitorial Services

                    Exhibit "H"  Form Non-Disturbance Agreement

                    Exhibit "I"  Tenant's Competitors

                    Exhibit "J"  Capital Cost Exclusions

                    Exhibit "K"  Prevailing Rates- First Class Buildings

                    Exhibit "L"  Tenant's List of Operating Objections

                    Exhibit "M"  Memorandum of Lease

                    Exhibit "N"  Market

                                 DEFINED TERMS

AAA..........................................................................        57
Acceleration Exercise Notice.................................................        49
Accepted Tenant..............................................................        34
ACM..........................................................................        19
---
Actual Cost..................................................................        24
ADA..........................................................................        11
Additional Corridor Work.....................................................        50
additional rent..............................................................         6
Additional Space Installment.................................................        49
Additional Space Options.....................................................        48
Adjustment Factors...........................................................        46
AeCom........................................................................         1
Affiliate....................................................................        35
Affiliate Transferee.........................................................        35
Alterations..................................................................        19
Antenna......................................................................        52
-------
Antenna Location.............................................................        52
Applicable Laws..............................................................         4
Approved Hold-Over Period....................................................        39
Approved Name................................................................        53
Arbitration Award............................................................        57
Arbitration Notice...........................................................        56
Arbitrator...................................................................        56
Availability Space...........................................................        51
Availability Space Delivery Date.............................................        51
Average Consumption..........................................................        27
Bank.........................................................................    51, 55
Base Taxes...................................................................         7
Base Year....................................................................         2
Building Common Areas........................................................         5
Capital Items................................................................        10
Change In Law Items..........................................................        10
Changes In Law...............................................................        11
Chiller Unit.................................................................        25
Claims Period................................................................        16
Claims, Costs and Damages....................................................        40
Commence.....................................................................        32
Commencement Date............................................................         4
Common Areas.................................................................         4
Comparable Transactions......................................................        46
Comparison Year..............................................................         7
---------------
Competitors..................................................................        54
Consideration................................................................        35
Construction Period..........................................................         5
Control......................................................................        35
Cosmetic Alterations.........................................................        19
Cost Pools...................................................................        14
Cost Saving Devices..........................................................        10
Damage Termination Date......................................................        31
Damage Termination Notice....................................................        31
Delivery Condition...........................................................         5
Delivery Date................................................................         5
Delivery Notice..............................................................         5
Design Problem...............................................................        20
Direct Expenses..............................................................         7
---------------
DMJM.........................................................................         1
Electrical Cost Threshold....................................................        24
Electrical Generator.........................................................        25
Electrical Upgrade Work......................................................        24
Eligibility Period...........................................................        55

end of the Lease Term........................................................        44
Estimated Fair Market Rental Rates...........................................        45
Event of Default.............................................................        37
Excess Direct Expenses.......................................................        14
Exempted Reassessment........................................................         8
Exemption Compliance.........................................................        23
Exercise Deadline............................................................    46, 48
Exercise Notice..............................................................        44
Expansion Space Commencement Date............................................        49
Expiration Date..............................................................  1, 44, 1
Extension Option.............................................................        44
Extension Options............................................................         2
Extension Premises...........................................................        45
Extra Parking Spaces.........................................................        42
First Class Buildings........................................................         4
First Month..................................................................
First Refurbishment Allowance................................................        46
Force Majeure................................................................        59
Force Majeure Event..........................................................        59
Hazardous Material...........................................................        18
Holidays.....................................................................        24
Hourly Charge................................................................        27
HVAC.........................................................................        10
HVAC System..................................................................         1
Identification Signage.......................................................        54
Initial 515 Premises.........................................................      1, 2
Initial Monument Costs.......................................................        54
Initial Premises.............................................................         1
Interest Rate................................................................        16
J-2 Parking Garage...........................................................         4
J-2 Spaces...................................................................        41
key money....................................................................        33
Land.........................................................................         2
Landlord.....................................................................         1
Landlord Party...............................................................        28
Landlord's Broker............................................................         2
Landlord's Estimate Notice...................................................        30
Landlord's Final Statement...................................................        15
Landlord's Mortgagee.........................................................        36
Landlord's Statement.........................................................        15
Larger Competitor Tenant.....................................................        54
Last Delivery Date...........................................................         5
Law Modifications............................................................        30
Laws.........................................................................        23
Lease........................................................................         1
Lease Offer..................................................................        57
Lease Term...................................................................     1, 44
Lease Year...................................................................         2
Level A Spaces...............................................................        41
Market.......................................................................        46
Memorandum...................................................................         1
Monthly Rent.................................................................         1
Month-to-Month Space.........................................................        51
Monument Notice..............................................................        53
Move-In Period...............................................................      1, 5
Non-Disturbance Agreement....................................................        51
Normal Business Hours........................................................        24
North Tower..................................................................         1
North Tower Premises.........................................................         1
Notice of Availability.......................................................        51
Notices......................................................................        60
O & M Program................................................................        19

Operating Expenses...........................................................         9
Option Deadline Date.........................................................        48
Option Period................................................................        44
Overlap Period...............................................................        31
Parking Facilities...........................................................        41
Parking Spaces...............................................................     2, 41
Permitted Use................................................................         1
Premises.....................................................................         1
Premises Portion.............................................................         6
Prevailing Party.............................................................        57
Prevailing Rates.............................................................        42
Project......................................................................         4
Project Common Areas.........................................................         4
Project Square Footage.......................................................        16
Property.....................................................................         1
Proposition 13 Tax Increase..................................................         8
Recission Notice.............................................................        45
Reference Rate...............................................................        15
Refusal Notice...............................................................        57
Relocation Premises Portion..................................................        43
Remodeled Monument Sign......................................................        53
Renovations..................................................................        43
Rent Commencement Date.......................................................      1, 5
Rent Concessions.............................................................        46
Rentable Area................................................................         2
Request for Notice of Availability...........................................        51
Review.......................................................................        16
Review Period................................................................        20
Rules and Regulations........................................................        40
Second Notice................................................................        36
Second Refurbishment Allowance...............................................        47
Secure Areas.................................................................        28
Security Deposit.............................................................         2
Signage Occupancy Threshold..................................................        54
South Tower..................................................................         1
South Tower Premises.........................................................         1
Space Planning Allowance.....................................................         2
Storage Space................................................................        48
Submittal Period.............................................................        45
Substitute Parking...........................................................        41
Suite 37001..................................................................         1
Superior Leases and Mortgages................................................        36
Supplemental AC Units........................................................        26
Tax Expenses.................................................................         7
------------
Tenant.......................................................................         1
Tenant Improvement Allowance.................................................         2
Tenant Responsible Improvements..............................................        28
Tenant Security Systems......................................................        25
Tenant's Broker..............................................................         2
Tenant's Monetary Obligations................................................        30
Tenant's Parking.............................................................        41
Tenant's Property............................................................        20
Tenant's Share...............................................................     2, 16
Term.........................................................................         1
Termination Date.............................................................        47
Termination Fee..............................................................        47
Termination Notice...........................................................        47
Termination Right............................................................        47
Termination Space............................................................        47
Threshold Value..............................................................        15
Transfer.....................................................................        33
Transfer Premium.............................................................        35

Arco Plaza Office Lease                 Daniel, Mann, Johnson & Mendelhall, Inc.

Transferee................................................................... 33
Useful Life.................................................................. 15
Utility Connections.......................................................... 26
Utility Spaces............................................................... 26
Utility Units................................................................ 25
Vacancy/Marketing Period..................................................... 35
Voluntary Tax Expense........................................................  8
Work Letter..................................................................  1

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
1.   PARTIES....................................................................    1
2.   DEFINITIONS................................................................    1
     2.1   Basic Terms..........................................................    1
     2.2   Additional Terms.....................................................    2
3.   DEMISE AND TERM............................................................    4
     3.1   Demise And Term......................................................    4
           3.1.1  Project.......................................................    4
           3.1.2  Project Common Areas..........................................    4
           3.1.3  Building Common Areas.........................................    5
     3.2   Delivery of Initial Premises and Rent Commencement Date..............    5
           3.2.1  Delivery of Initial Premises..................................    5
           3.2.2  Rent Commencement Date........................................    5
           3.2.3  Separate Commencement Dates...................................    6
           3.2.4  Commencement of Construction..................................    6
4.   CONFIRMATION OF RENT COMMENCEMENT DATE.....................................    6
5.   MONTHLY RENT...............................................................    6
6.   SECURITY DEPOSIT...........................................................    7
7.   DIRECT EXPENSES............................................................    7
     7.1   Definitions..........................................................    7
           7.1.1  Comparison Year...............................................    7
           7.1.2  Direct Expenses...............................................    7
           7.1.3  Tax Expenses..................................................    7
           7.1.4  Operating Expenses............................................    9
     7.2   Payment For Increases In Direct Expenses.............................   14
     7.3   Annual Cost of Cost-Saving Devices and Amortization of Capital Items.   14
     7.4   Manner Of Payment....................................................   15
     7.5   Final Statement......................................................   15
     7.6   Charges For Which Tenant Is Directly Responsible.....................   15
     7.7   Tenant's Share.......................................................   16
     7.8   Tenant's Audit Rights................................................   16
     7.9   Tenant's Remedies....................................................   16
8.   USE OF PREMISES............................................................   17
     8.1   Permitted Use........................................................   17
     8.2   Restrictions on Use..................................................   17
     8.3   (Intentionally Omitted)..............................................   18
     8.4   Hazardous Materials - Asbestos.......................................   18
           8.4.1  Definition....................................................   18
           8.4.2  Compliance Cost...............................................   18
           8.4.3  Asbestos Abatement............................................   19
9.   ALTERATIONS AND ADDITIONS..................................................   19
     9.1   Alterations Requiring Prior Notice...................................   19

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                 Page
                                                                                 ----
           9.1.1  Alterations Requiring Prior Consent...........................   19
           9.1.2  Other Terms...................................................   20
     9.2   Ownership and Surrender..............................................   20
           9.2.1  Alterations...................................................   20
           9.2.2  Tenant's Property.............................................   21
     9.3   Liens................................................................   21
     9.4   Additional Requirements..............................................   21
           9.4.1  Tenant Responsibilities.......................................   21
10.  REPAIRS....................................................................   22
     10.1  Tenant Repairs.......................................................   22
     10.2  Landlord  Repairs....................................................   22
     10.3  Tenant Right to Make Repairs.........................................   22
     10.4  COMPLIANCE WITH LAWS.................................................   23
11.  SERVICES AND UTILITIES.....................................................   23
     11.1  Landlord's Services..................................................   23
           11.1.1  HVAC.........................................................   23
           11.1.2  Electricity..................................................   24
           11.1.3  Water........................................................   24
           11.1.4  Cleaning Services............................................   24
           11.1.5  Elevator Service.............................................   24
           11.1.6  Security.....................................................   24
           11.1.7  Common Areas.................................................   25
           11.1.8  Directory Board..............................................   25
           11.1.9  Access to Special Tenant Areas, Shafts, Risers and Conduits..   25
     11.2  Restrictions on Use..................................................   26
     11.3  Other Terms Applicable to Extra Utilities and Services...............   27
           11.3.1  Average Consumption Limits...................................   27
           11.3.2  After Hours HVAC.............................................   27
           11.3.3  After-Hours Uses of Other Services or Utilities..............   27
     11.4  Interruption Of Use..................................................   27
12.  ENTRY BY LANDLORD..........................................................   27
     12.1  Entry by Landlord....................................................   27
     12.2  Landlord Entry Restrictions..........................................   28
     12.3  Secure Areas.........................................................   28
13.  INSURANCE..................................................................   28
     13.1  All-Risk Insurance...................................................   28
     13.2  Public Liability And Property Damage Insurance.......................   29
     13.3  Policy Requirements..................................................   29
           13.3.1  General Requirements.........................................   29
           13.3.2  Additional Insureds..........................................   29
           13.3.3  Waivers Of Subrogation.......................................   29

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                 Page
                                                                                 ----
     13.4  Tenant's Failure To Deliver Policies.................................   29
     13.5  Landlord's Property Insurance........................................   29
14.  DAMAGE OR DESTRUCTION; EMINENT DOMAIN......................................   30
     14.1  Repair of Landlord's Restoration Areas By Landlord...................   30
     14.2  Repair of the Tenant Responsible Improvements by Tenant..............   30
     14.3  Damage Estimate; Cooperation; Insurance Proceeds.....................   30
     14.4  Rent Abatement.......................................................   30
     14.5  Landlord's Election to Terminate.....................................   31
     14.6  Tenant's Right to Terminate this Lease...............................   31
     14.7  Damage Near the End of Term..........................................   32
     14.8  Termination: Advance Payments........................................   32
     14.9  Application to Separate Buildings....................................   32
     14.10 Eminent Domain.......................................................   32
     14.11 Waiver...............................................................   33
15.  ASSIGNMENT AND SUBLETTING..................................................   33
     15.1  Landlord's Consent Required..........................................   33
     15.2  Notice...............................................................   33
     15.3  Consent By Landlord..................................................   33
     15.4  Corporate And Partnership Transactions...............................   34
     15.5  No Release Of Tenant.................................................   34
     15.6  Additional Charges...................................................   35
     15.7  Additional Terms.....................................................   35
     15.8  Transfers To Affiliates..............................................   35
     15.9  Response to Requests for Consent.....................................   36
16.  QUIET ENJOYMENT............................................................   36
17.  MORTGAGEE PROTECTION.......................................................   36
     17.1  Subordination........................................................   36
     17.2  Mortgagee's Liability................................................   36
     17.3  Mortgagee's Right To Cure............................................   37
18.  ESTOPPEL CERTIFICATES......................................................   37
19.  DEFAULT....................................................................   37
     19.1  Monetary Obligations.................................................   37
     19.2  Non-Monetary Obligations.............................................   37
     19.3  Estoppel Obligations and Non Disturbance Agreements..................   37
     19.4  Insurance Obligations................................................   37
20.  REMEDIES FOR DEFAULT.......................................................   37
     20.1  General..............................................................   37
     20.2  Performance By Landlord..............................................   38
     20.3  Post-Judgment Interest...............................................   38
21.  HOLDING OVER...............................................................   38
     21.1  Tenant Holdover......................................................   38

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                 Page
                                                                                 ----
     21.2  Short Term Lease Extension...........................................   39
22.  EXCULPATION................................................................   39
     22.1  Definitions..........................................................   39
           22.1.1  Liabilities..................................................   39
           22.1.2  Landlord's Affiliates and Tenant's Affiliates................   39
     22.2  Damage To Persons Or Property........................................   39
     22.3  Satisfaction Of Remedies.............................................   39
     22.4  Indemnifications.....................................................   40
           22.4.1  Tenant's Indemnity...........................................   40
           22.4.2  Landlord's Indemnity.........................................   40
           22.4.3  Nonapplication...............................................   40
23.  RULES AND REGULATIONS......................................................   40
24.  [INTENTIONALLY OMITTED]....................................................   40
25.  BROKERS....................................................................   41
26.  PARKING....................................................................   41
     26.1  Basic Tenant Parking.................................................   41
     26.2  J-2 Spaces and Level A Spaces........................................   41
     26.3  Parking Conditions...................................................   41
     26.4  Parking Fees.........................................................   42
     26.5  Extra Parking Spaces.................................................   42
     26.6  Right to Vary........................................................   42
     26.7  Prevailing Rates.....................................................   42
27.  AUTHORITY TO ENTER INTO LEASE..............................................   43
28.  RELOCATION.................................................................   43
29.  LANDLORD RENOVATIONS.......................................................   43
30.  ADDITIONAL PROVISIONS......................................................   44
     30.1  Options to Extend Lease Term.........................................   44
           30.1.1  Grant........................................................   44
           30.1.2  Exercise.....................................................   44
           30.1.3  Extension With Respect to Less than All of the Premises......   45
           30.1.4  Monthly Rent during Each Extension Term......................   45
     30.2  Refurbishment Allowance at Year 5....................................   46
     30.3  Refurbishment Allowance at Year 10...................................   47
     30.4  Tenant's Option To Terminate.........................................   47
     30.5  Storage Space........................................................   48
     30.6  [Intentionally Deleted]..............................................   48
     30.7  Options to Add Additional Space......................................   48
           30.7.1  First Additional Space Option................................   48
           30.7.2  Second Additional Space Option...............................   48
           30.7.3  Third Additional Space Option................................   48
           30.7.4  Fourth Additional Space Option...............................   48

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                 Page
                                                                                 ----
           30.7.5  Acceleration And Other Timing Issues.........................   48
           30.7.6  Terms Applicable to the Additional Space.....................   49
     30.8  Right of First Offer.................................................   51
           30.8.1  Request For Availability.....................................   51
           30.8.2  Delivery Date................................................   51
           30.8.3  Third Party Rights...........................................   51
     30.9  Non-Disturbance Agreement............................................   51
     30.10 Available Month-to-Month Leasing.....................................   51
     30.11 Satellite Antenna....................................................   52
     30.12 Monument Signage.....................................................   53
     30.13 Interior Signage.....................................................   54
     30.14 Competitors..........................................................   54
     30.15 Use of Stairwells....................................................   54
     30.16 Abatement of Rent....................................................   55
     30.17 Measurement of Rentable Square Feet..................................   56
     30.18 Arbitration..........................................................   56
           30.18.1  General Submittals to Arbitration...........................   56
           30.18.2  JAMS........................................................   56
           30.18.3  Arbitration Procedure.......................................   57
     30.19 37th Floor Right of First Refusal....................................   57
           30.19.1  Restriction.................................................   57
           30.19.2  First Refusal Notice........................................   57
           30.19.3  Acceptance By Tenant........................................   58
31.  GENERAL PROVISIONS.........................................................   58
     31.1  Joint Obligation.....................................................   58
     31.2  Marginal Headings....................................................   58
     31.3  Time.................................................................   58
     31.4  Successors And Assigns...............................................   58
     31.5  Recordation..........................................................   58
     31.6  Late Charges.........................................................   58
     31.7  Prior Agreements; Amendment, Waiver..................................   59
     31.8  Inability To Perform.................................................   59
     31.9  Legal Proceedings....................................................   59
     31.10 Conveyance Of Premises...............................................   59
     31.11 Name.................................................................   59
     31.12 Severability.........................................................   60
     31.13 Waiver Of Trial By Jury..............................................   60
     31.14 Cumulative Remedies..................................................   60
     31.15 Choice Of Law........................................................   60
     31.16 Signs................................................................   60
     31.17 Right To Lease.......................................................   60

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                 Page
                                                                                 ----
     31.18 Presumptions.........................................................   60
     31.19 Exhibits.............................................................   60
     31.20 Submission Of Lease..................................................   60
     31.21 Meaning Of Terms.....................................................   60
     31.22 Notices..............................................................   60
     31.23 Survival of Indemnities..............................................   60
     31.24 Asbestos.............................................................   60
     31.25 Transportation Management............................................   60
     31.26 Guaranty.............................................................   61
     31.27 Tenant's Right to Offset.............................................   61
     31.28 Counterparts.........................................................   61
     31.29 Consent/Duty to Act Reasonably.......................................   61

                                 OFFICE LEASE
1.   Parties.
     -------

     This Lease, dated for reference purposes only June 13, 2001, is made by and between Shuwa Investments Corporation, a California corporation ("Landlord") and Daniel, Mann, Johnson & Mendenhall Inc., a California corporation ("DMJM") and AECOM Technology, Inc., a Delaware corporation ("AeCom," together with DMJM, "Tenant").

2.   Definitions.
     -----------

     2.1  Basic Terms. As used in this Lease, the following terms shall have the
          -----------
meanings set forth below, subject to the qualifications, adjustments and exceptions set forth elsewhere in this Lease.

     (a) Initial Premises: The "Initial Premises" shall mean: (i) all of the leasable space on the 3rd, 4th, 8th and 9th floors of the North Tower (as defined below) as shown on the floor plans attached hereto as Exhibit "A-1," "A-
                                                              -----------------
2," "A-3" and "A-4," (collectively, the "Initial 515 Premises"); and (ii) the
-------------------
space on the 37th Floor of the South Tower (as defined below), as shown on the floor plan attached hereto as Exhibit "A-5," ("Suite 3700"). The "Premises"
                              ------------
shall mean the Initial Premises and any other space in the Project added to the Initial Premises pursuant to the terms of this Lease. The "North Tower Premises" shall mean the portion of the Premises located in the North Tower and the "South Tower Premises" shall mean Suite 3700 and any other portion of the Premises located in the South Tower.

     (b) North Tower, South Tower, Building: The "North Tower" shall mean the office building located at 515 South Flower Street, Los Angeles, California, including all plazas, lobbies, landscaped areas, office and commercial space and parking garages. The "South Tower" shall mean the office building located at 555 South Flower Street, Los Angeles, California, including all plazas, lobbies, landscaped areas, office and commercial space and parking garages. All references in the Lease to Building shall mean either or both of the North Tower and/or the South Tower as the context dictates.

     (c) Permitted Use: Professional and business office use (excluding any on-site medical care or medical laboratory use ) consistent with the character of the Building and as further detailed under Article 8, below.
                                           ---------

     (d) Lease Term: Fifteen (15) years (plus the days of any partial month between the Rent Commencement Date (as defined below) and the Expiration Date as defined below). The Lease Term shall commence on the Rent Commencement Date.

     (e)  Rent Commencement Date: Subject to Article 3, below, one hundred fifty
                                             ---------
(150) days following the date that the Initial Premises are delivered to Tenant in Delivery Condition (as defined below in Section 3.2.1, below), plus the
                                           -------------
"Move-In Period" as defined in Section 3.2.2, below, (subject to extension of
                               -------------
each period for Construction Period Delays (as defined in Section 5 of the Tenant Improvement Work Letter attached hereto as Exhibit "B" (the "Work
                                                  -----------
Letter")).  As provided in Section 3, below, a separate Rent Commencement Date
                           ---------
may be applicable for separate Premises Portions (defined below).

     (f)  Expiration Date: The last day of the month in which the fifteenth
(15th) anniversary of the Rent Commencement Date occurs, unless the Rent Commencement Date is the first day of a month, in which case the Expiration Date shall be the day immediately prior to such anniversary of the Rent Commencement Date.

     (g) Monthly Rent: For each portion of the Premises as to which a different rental rate applies below, the "Monthly Rent" for such portion of the Premises shall equal one-twelfth (1/12) of the product of the annual rental rate applicable to such portion of the Premises and the number of rentable square feet contained in such portion of the Premises. The total of all Monthly Rent for all such portions of the Premises shall be the Monthly Rent for the Premises.

        For the Initial 515 Premises:

             Lease Years     Annual Rate Per Square Foot of Rentable Area

                 1-5                           $21.00
                6-10                           $25.00
               11-15                           $29.00

        For Suite 3700:

             Lease Years     Annual Rate Per Square Foot of Rentable Area

                 1-5                           $25.00
                6-10                           $29.00
               11-15                           $33.00

        (h) Rentable Area:

            Initial 515 Premises: Ninety-four thousand eight hundred (94,800) rentable square feet, to be measured in accordance with the terms of Section
                                                                     -------
30.17.
-----

            Suite 3700: Fourteen thousand three hundred forty (14,340) rentable square feet of space; provided, however, that either Landlord or Tenant may elect to remeasure Suite 3700 in accordance with the criteria set forth in
Section 30.17 within ninety (90) days following the mutual execution and
-------------
delivery of this Lease. In the event either or both parties elects to make such remeasurement, and in the event that the parties shall not agree as to the number rentable square feet contained in Suite 3700 within one hundred and twenty (120) days following the mutual execution and delivery of this Lease, the number of rentable square feet for Suite 3700 shall be determined by arbitration in accordance with the provisions of Section 30.18 based on the criteria set
                                     -------------
forth in Section 30.17.
         -------------

        (i) Base Year: Calendar year 2002 (subject to the provisions of Section
                                                                        -------
3).
--

        (j) Tenant's Share:  See Section 7.7.
                                 -----------

        (k) Security Deposit: None.

        (l) Landlord's Broker: Shuwa Leasing Corporation.

        (m) Tenant's Broker: Cushman Realty Corporation.

        (n) Parking Spaces: See Article 26.
                                ----------

        (o) Tenant Improvement Allowance: Forty dollars and no/100 ($40.00) per rentable square foot contained within the Initial 515 Premises, plus forty-five dollars and no/100 ($45.00) per rentable square foot contained within Suite 3700, which Tenant Improvement Allowance shall be used by Tenant to improve the Initial Premises, subject to the terms and conditions of the Work Letter.

        (P) Space Planning Allowance: Zero and 15/100 dollars ($0.15) per rentable square foot contained in the Initial Premises (to be paid within fifteen (15) days of the mutual execution and delivery of this Lease).

        (q) Extension Options: Tenant shall have two (2) options to extend the Term of the Lease for an additional period of five (5) years each pursuant to the terms and conditions set forth in Section 30.1.

        2.2  Additional Terms.
             ----------------

        (a) Land: The parcel or parcels of land upon which the Project is located.

        (b) Lease Year: Each twelve (12) month period during the Lease Term with the first (1st) Lease Year commencing on the Rent Commencement Date and ending on the last day of the eleventh (11th) calendar month thereafter and the second
(2nd) and each succeeding Lease

Year commencing on the first day of the next calendar month, and with the last Lease Year ending on the Expiration Date.

     (c)  Tenant's Notice Address     Daniel, Mann, Johnson & Mendenhall, Inc.
          Prior to Rent               3250 Wilshire Boulevard
          Commencement:               Los Angeles, California 90010
                                      Attention: Senior Managing Director

                                      and

                                      AeCom Technology, Inc.
                                      3250 Wilshire Boulevard
                                      Los Angeles, California 90010
                                      Attention: Vice President and Chief
                                      Administrative Officer

                                      with a copy to:

                                      Paul Hastings Janofsky & Walker LLP
                                      555 South Flower Street, 23rd Floor
                                      Los Angeles, California 90071
                                      Attention: Patrick A. Ramsey, Esq.

                                      with a copy to:

                                      Cushman Realty Corporation
                                      601 South Figueroa Street, 47th Floor
                                      Los Angeles, California  90017
                                      Attention:  Brian Ulf

     Tenant's Notice Address          Daniel, Mann, Johnson & Mendenhall, Inc.
     After Rent Commencement:         515 South Flower Street, ___ Floor
                                      Los Angeles, California 90071
                                      Attention: Senior Managing Director

                                      and

                                      AeCom Technology, Inc.
                                      555 South Flower Street, 37th Floor
                                      Los Angeles, California 90071
                                      Attention: Vice President and Chief
                                      Administrative Officer

                                      with a copy to:

                                      Paul Hastings Janofsky & Walker LLP
                                      555 South Flower Street, 23rd Floor
                                      Los Angeles, California 90071
                                      Attention: Patrick A. Ramsey, Esq.

                                      with a copy to:

                                      Cushman Realty Corporation
                                      601 South Figueroa Street, 47th Floor
                                      Los Angeles, California  90017
                                      Attention:  Brian Ulf

     (d) Landlord's Notice Address:   Shuwa Investments Corporation
                                      North America Building Management
                                      Corporation
                                      515 South Flower Street, Suite 1250
                                      Los Angeles, California 90071
                                      Attention: Property Management
                                      with a copy to:

                                      Shuwa Investments Corporation
                                      515 South Flower Street, Suite 1270
                                      Los Angeles, California 90071-2205
                                      Attention: Asset Management

                                      with a copy to:

                                      Christensen, Miller, Fink, Jacobs, Glaser,
                                      Weil & Shapiro, LLP
                                      2121 Avenue of the Stars, 18th Floor
                                      Los Angeles, California 90067
                                      Attention: Richard D. Coats, Esq.

     (e) First Class Buildings: The following office buildings located in the "Central Business District of Downtown Los Angeles, California" (as defined below): 555 West Fifth Street, 725, 777, 801 and 865 South Figueroa Street, 444 South Flower Street, 333 and 550 South Hope Street, 300, 333 and 350 South Grand Avenue. Provided, however, where the term First Class Building is used to reference the standard that Landlord must meet in performing obligations under this Lease, in no event shall such reference require that Landlord upgrade, improve or otherwise alter the Base Building or the Building Systems of the Building (through use of material capital expenditures) to a level higher than the level of maintenance, replacement and repair standards followed by prudent owner's of First Class Building, given the original age, capacity, design and quality of the Building and Building Systems. Notwithstanding the foregoing, Landlord shall, subject to Section 10.2 replace particular Building Systems (or
                           ------------
components thereof) or components of the Base Building where needed consistent with the prudent industry practices of institutional owners of first class projects, in order to avoid (or rectify) material deteriorations of the proper performance of such systems or components.

     (f) Applicable Laws: All applicable governmental regulations, ordinances, and laws.

3.   Demise And Term.
     ---------------

     3.1  Demise And Term. Landlord hereby leases the Premises to Tenant and
          ---------------
Tenant hereby leases the Premises from Landlord, subject to all of the terms, covenants and conditions in this Lease. The Premises are a part of the North Tower and the South Tower. The North Tower and the South Tower are part of an office project known as the "Project". This Lease shall commence, subject to the provisions of this Lease, on the date (the "Commencement Date") on which each of Landlord and Tenant shall execute and deliver to the other party hereto this Lease (and if one party executes and delivers this Lease on a date later than the date of execution and delivery by the other party, the latter date shall be the "Commencement Date" hereunder) and shall expire on the Expiration Date.

          3.1.1  Project. The term "Project", as used in this Lease, shall mean
                 -------
(i) the North Tower and the "Common Areas", as that term is defined below, (ii) the South Tower, (iii) the land (which is improved with landscaping, subterranean parking facilities and other improvements) upon which the North Tower, the South Tower and the Common Areas are located, and (iv) the parking garage located at 400 South Flower Street, Los Angeles, California 90071 (the "J-2 Parking Garage"), and (v) at Landlord's reasonable discretion, subject to the provisions of Section 3.1.3, any additional real property, areas, land,
                  -------------
buildings or other improvements added thereto. The Common Areas shall consist of the "Project Common Areas" and the "Building Common Areas" (which Building Common Areas shall mean both the Common Areas of the North Tower and the Common Areas of the South Tower).

          3.1.2  Project Common Areas. The term "Project Common Areas", as used
                 --------------------
in this Lease, shall mean those portions of the Project located on the block bordered by Flower, Sixth, Figueroa and Fifth Streets, and the J-2 Parking Garage, and subject to Section 3.1.3, designated as such by Landlord, and may
                       -------------
include, without limitation, any fixtures, systems, signs, facilities, parking areas, gardens or other landscaping contained, maintained or used in connection with the Project, and may include any city sidewalks adjacent to the Project, pedestrian walkway system, whether above or below grade, park or other facilities open to the general public and roadways, sidewalks, walkways, parkways, driveways and landscape areas appurtenant to the Project.

          3.1.3  Building Common Areas. The term "Building Common Areas", as
                 ---------------------
used in this Lease, shall mean those portions of the Common Areas located within each Building designated as such by Landlord, and may include, without limitation, the common entrances, lobbies, atrium areas, public restrooms, elevators, stairways and access ways, loading docks, ramps, drives, platforms, passage ways, service ways, common pipes, conduits, wires, equipment, loading and unloading areas, parking facilities and trash areas servicing each Building. Subject to the provisions of this Section 3.1.3, Landlord reserves the right
                                  -------------
from time to time without notice to Tenant (i) to close temporarily any of the Common Areas; (ii) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of street entrances, driveways, ramps, entrances, exits, passages, stairways and other ingress and egress, direction of traffic, landscaped areas, loading and unloading areas and walkways; (iii) to add additional improvements to the Common Areas; (iv) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or to any adjacent land, or any portion thereof; and
(v) to do and perform such other acts or make such other changes in, to or with respect to the Project, Common Areas, the South Tower and the North Tower as Landlord may deem to be appropriate. Notwithstanding any provision of this Lease to the contrary, and except to the extent required by applicable laws, rules, regulations or orders of any governmental agency having jurisdiction, Landlord shall not exercise its rights under this Section 3.1.3 or under
                                                  -------------
Sections 3.1.1, 3.1.2 or 29 hereunder in a manner which would result in the
--------------  -----    --
Project not being maintained or operated in a manner consistent with the standards of First Class Buildings, nor shall the exercise of Landlord's rights hereunder result in increasing Tenant's Monthly Rent hereunder or increasing Tenant's payments of its Tenant's Share of Direct Expenses, except to the extent that Direct Expenses may include the costs of maintaining and operating Common Areas affected by changes permitted hereunder, or otherwise materially and adversely affecting Tenant's rights, obligations or leasehold interest hereunder.

     3.2   Delivery of Initial Premises and Rent Commencement Date.
           -------------------------------------------------------

           3.2.1   Delivery of Initial Premises. Delivery to Tenant of
                   ----------------------------
possession of the Initial Premises shall be made by Landlord following Tenant's delivery to Landlord of a written request for delivery of the Initial Premises ("Delivery Notice"). Tenant's Delivery Notice shall be delivered within ten (10) business days following mutual execution and delivery of the Lease; provided, however, that if no Delivery Notice is delivered within such period, Landlord shall deliver the Initial Premises within ten (10) business days following the mutual execution and delivery of this Lease in accordance with the provisions of the Work Letter and otherwise in its then "AS IS" condition ("Delivery Condition"). Tenant may elect to deliver one Delivery Notice with respect to the Initial 515 Premises and one Delivery Notice with respect to Suite 3700. The date Landlord so delivers all or the applicable portion of the Initial Premises shall be referred to herein as the "Delivery Date" with respect thereto. If Landlord is unable for any reason to so deliver either Premises Portion (defined in Section 3.2.3) within ten (10) business days following receipt of Tenant's
   -------------
Delivery Notice with respect to such Premises Portion, Landlord shall not be subject to any liability therefor, provided that in the event such Premises Portion is not delivered within sixty (60) days (the "Last Delivery Date") following receipt of Tenant's applicable Delivery Notice with respect thereto, Tenant may elect to terminate this Lease with respect to the Premises Portion not delivered, by delivering written notice of such election to Landlord within ten (10) days following such Last Delivery Date, provided, however, that the Last Delivery Date shall be extended one (1) day for each day that the Landlord's failure to deliver such Premises Portion is due to Force Majeure (as defined in Section 31.8) or any Tenant Delay (as defined in the Work Letter).
           ------------

           3.2.2   Rent Commencement Date. The "Rent Commencement Date" shall
                   ----------------------
be, subject to the provisions of Section 3.2.3, the earlier of (i) the date that
                                 -------------
any portion of the Initial Premises are occupied by Tenant for the actual conduct of business operations (with "business operations" not to include any activity related to moving in, delivery and installation of furniture, fixtures and equipment and related activities) and (ii) the first day following the end of the Construction Period (as defined below) and the Move-in Period (as defined below) with respect to the Initial Premises. With respect to any Premises Portion, "Construction Period" means a one hundred fifty (150) day period commencing with the Delivery Date with respect thereto, and "Move-In Period" means the period starting the day following the end of the Construction Period and ending on the second Sunday thereafter, provided that (a) if the

Construction Period ends on a day of the week after Wednesday, the Move-In Period shall end on the third (3rd) Sunday following the end of the Construction Period and (b) both the Construction Period and Move-In Period shall be extended one (1) day for each day (or partial day) of Construction Period Delay (as defined in the Work Letter) in accordance with the provisions of Section 5 of
                                                                 ---------
the Work Letter.

           3.2.3   Separate Commencement Dates.  Notwithstanding the foregoing
                   ---------------------------
reference to one "Delivery Date" for the entire Initial Premises, Tenant may elect to issue one Delivery Notice for the Initial 515 Premises and a separate Delivery Notice for Suite 3700 at different times during the period for giving notice; (in such case, each of such two separate spaces is referred to herein as a "Premises Portion"). In the event Tenant elects to issue multiple Delivery Notices (for multiple Premises Portions ), the Delivery Date, Construction Period and Move-In Period shall be separately determined for each such Premises Portion and the occupancy for business operations in any part of any Premises Portion shall only trigger the occurrence of the Rent Commencement Date for that Premises Portion. If there are separate Rent Commencement Dates (for separate Premises Portions), the Rent Commencement Date for the Initial 515 Premises shall be deemed to be the "Rent Commencement Date" of this Lease (for purposes of determining the commencement of the Lease Term and the rights and obligations of the parties hereunder that are based on the "Rent Commencement Date") and the Rent Commencement Date for Suite 3700 shall have meaning only for determining the commencement of rent and the commencement of occupancy obligations with respect to Suite 3700.

          3.2.4    Commencement of Construction. Notwithstanding the provisions
                   ----------------------------
of this Section 3.2 to the contrary, with respect to any Premises Portion where
        -----------
Tenant has commenced construction work (pursuant to an agreement by and between Landlord and Tenant permitting such work prior to the mutual execution of the Lease), the Delivery Date with respect to such Premises Portion shall be the date this Lease becomes effective by the mutual execution and delivery of this Lease by Landlord and Tenant (provided that such Premises Portion has been delivered to Tenant in Delivery Condition (defined in the Work Letter) and otherwise in accordance with the provisions of the Work Letter), and no Delivery Notice shall be made with respect to such Premises Portion where any such construction work has commenced.

4.   Confirmation Of Rent Commencement Date.
     --------------------------------------

     Within thirty (30) days following Landlord's request, Tenant shall confirm, to Tenant's actual knowledge, the Rent Commencement Date by executing a lease confirmation in the form attached hereto as Exhibit "C", but Tenant's failure to
                                            -----------
do so shall not affect the commencement of the Lease Term.

5.   Monthly Rent.
     ------------

     Tenant shall pay to Landlord as rent for the Premises the Monthly Rent for the Premises as set forth in Section 2.1 (g). Subject to the provisions of
                             ---------------
Section 3.2.3, the Monthly Rent shall be payable in advance on or before the
-------------
first day of the first full calendar month of the Lease Term following the Rent Commencement Date (the "First Month") and on or before the first day of each successive calendar month thereafter during the Lease Term; provided, however, if there are separate Premises Portions, Monthly Rent for each Premises Portion shall only commence on the Rent Commencement Date for such Premises Portion.
The Monthly Rent for any period during the Lease Term which is for less than one
(1) month shall be prorated based on a thirty (30) day month. The Monthly Rent and all other rent hereunder shall be paid without prior notice or demand, without deduction or offset (except as otherwise provided in this Lease), in lawful money of the United States of America which shall be legal tender at the time of payment, at the office of the Project or to another person or at another place (so long as such other place is not located outside of California) as Landlord may from time to time reasonably designate in writing. The term "additional rent" means all other amounts payable by Tenant to Landlord hereunder (whether or not designated as additional rent).

6.   Security Deposit.  Intentionally Deleted.
     ----------------

7.   Direct Expenses.
     ---------------

     7.1   Definitions.  As used in this Lease, the following terms have the
           -----------
meanings set forth below.

           7.1.1   Comparison Year. Each calendar year after the Base Year, all
                   ---------------
or any portion of which falls within the Lease Term.

           7.1.2   Direct Expenses. The sum of Tax Expenses and Operating
                   ---------------
Expenses.

           7.1.3   Tax Expenses. Subject to the provisions of this Section 7.1.3
                   ------------                                    -------------
and Section 7.1.4, all federal, state, county, or local governmental or
    -------------
municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes or charges, business or license taxes or fees, annual or periodic license or use fees, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property owned by Landlord used in connection with the Project), which Landlord shall pay or incur because of or in connection with the ownership, leasing and operation of the Project and Land.

                   7.1.3.1  Subject to Sections 7.1.3 and 7.1.4, Tax Expenses
                                       --------------     -----
shall include, without limitation:

                       (i) Any governmental assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any governmental assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that except for Voluntary Tax Expenses (as defined below), Tax Expenses shall also include any governmental assessments or the Project's contribution towards a governmental or cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                       (ii) Any governmental assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, use or occupancy by Tenant of the Premises, or any portion thereof;

                       (iii) Any governmental assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises;

                       (iv) Any possessory taxes charged or levied in lieu of real estate taxes; and

                       (v) Any governmental assessments and taxes related to the Los Angeles County Metropolitan Transportation Authority Metro Rail system, provided that in any Comparison Year in which such assessments or taxes are reduced to zero (0), the Base Year amount of such assessments and taxes shall be reduced to zero (0).

                   7.1.3.2 The amount of Tax Expenses for the Base Year attributable to the valuation of the Project and Land, inclusive of tenant improvements, shall be known as "Base Taxes". If Tax Expenses for any Comparison Year are less than the Tax Expenses for the Base Year, Tenant's Share of Tax Expenses shall be deemed zero (0) and no offset shall be permitted against Operating Expenses for such Comparison Year on account thereof.

                   7.1.3.3 Any expenses incurred by Landlord in attempting in good faith to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the calendar year to which such Tax Expenses relate. Any real property tax and assessment refunds received by Landlord shall be deducted from Tax Expenses in the calendar year to which such tax refunds relate. Upon receipt by Landlord of any refund in Tax Expenses previously paid to Landlord by Tenant under this Section 7,
                                                              ---------
Landlord shall either, no later than the delivery of the Final Statement for the year in which Landlord received the refund, pay to Tenant in cash Tenant's Share of such refund, or credit such amount against Monthly Rent next coming due hereunder, provided that if Tenant's share of such refund exceeds twenty-five thousand dollars ($25,000), Landlord shall pay Tenant its share within sixty
(60) days following receipt by Landlord of such refund.

                   7.1.3.4 Notwithstanding anything to the contrary contained in this Lease, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal, state and local income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items includible as Operating Expenses, (iii) any items payable by Tenant under Section 7.1.4 of this Lease, (iv) any transfer taxes incurred in
      -------------
connection with any sale, lease, transfer or financing of the Project or any portion thereof by Landlord; (v) any fines, interest or penalties assessed because of Landlord's negligence or illegal acts or its failure to pay any taxes or assessments prior to the delinquency date; (vi) any taxes or assessments which are payments to a government agency for the rights to make improvements to or renovations of the Buildings, Project or surrounding area; (vii) any cost, interest or tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make tax payments (or to file tax filings or returns) when due; (viii) any assessment made pursuant to the Los Angeles City Fire Safety Improvements District No. 1 (Ordinances 167158 and successors).

                       Notwithstanding the foregoing, in the event that a Tax Expense exists due to Landlord's voluntary election to have the Project included in an assessment district or otherwise to make the Project subject to the Tax Expense in question ("Voluntary Tax Expense"), with respect to such Voluntary Tax Expense such Voluntary Tax Expense shall be included in Tax Expenses only if the same tax expense is generally imposed on other First Class Buildings and a majority of such buildings include such expense as a tax expense billed to their tenants, or if the same tax expense is not generally imposed on other First Class Buildings, then such expense shall not be included as a Tax Expense if, and only if, the purpose is to provide Landlord with funds to make capital improvements to, or for the benefit of, the Project, the costs of which could not be included as an Operating Expense under this Lease.

                   7.1.3.5  Tenant's Payment of Certain Tax Expenses.
                            ----------------------------------------
Notwithstanding anything to the contrary contained in this Lease, in the event that at any time during the first five (5) years of the Lease Term commencing with the Rent Commencement Date, (i) any change in ownership (as defined in Division 1, Part 0.5, Chapter 2 of the California Revenue and Taxation Code) of the Project, the Buildings or any part thereof, (ii) any similar or comparable sale, encumbrance or transfer of any portion of the Project, the Buildings or any interest therein, or (iii) any major alteration of the Project is commenced and/or consummated, and as a result thereof, and to the extent that in connection therewith, the Project, the Buildings or any part thereof, is reassessed so as to establish a new base year for real estate tax purposes under California law (an "Exempted Reassessment"), then the terms of this Section
                                                                    -------
7.1.3.5 shall apply.
-------

                           7.1.3.5.1  The Proposition 13 Tax Increase. For
                                      -------------------------------
purposes of this Section 7, the term "Proposition 13 Tax Increase" shall mean
                 ---------
that portion of the Tax Expenses (or Operating Expenses), as calculated immediately following any Exempted Reassessment, which is attributable to the Exempted Reassessment; provided, however, that the term Proposition 13 Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Exempted Reassessment, which is attributable to assessments pending immediately prior to the Exempted Reassessment, which assessments were conducted during, and included in, such Exempted Reassessment, or which assessments were otherwise rendered unnecessary following the Exempted Reassessment; provided that any Exempted Reassessment shall include any real estate taxes (or Operating Expenses) which are attributable to the annual inflationary increase of real estate taxes permitted to be assessed annually under Proposition 13.

                            7.1.3.5.2   First 5 Year Exclusion. During the first
                                        ----------------------
five (5) years of the initial Lease Term (following the Commencement Date), any Proposition 13 Tax Increase shall not be included in Tax Expenses.

                            7.1.3.5.3   After First 5 Years. After the first
                                        -------------------
five (5) years of the initial Lease Term, any Proposition 13 Tax Increase shall be included in Tax Expenses.

                   7.1.3.6  Proposition 8 Assessment Reductions. Landlord shall
                            -----------------------------------
use commercially reasonable efforts to pursue Proposition 8 (or comparable interim real property) assessed value reductions in accordance with the provisions of this Section 7.1.3.6. In the event the assessed value of the
                   ---------------
Project for the Base Year is less than the maximum assessed value then allowable for the Project under Proposition 13, for all Comparison Years thereafter until a "change in ownership" occurs under Proposition 13, Landlord shall use commercially reasonable efforts to pursue Proposition 8 or comparable assessed value reductions to minimize the assessed value of the Project and in the event that prior to such change in ownership, Landlord fails to use commercially reasonable efforts to pursue such Proposition 8 or similar assessment reductions and as a result thereof, the assessed value of the Project for such Comparison Year and/or subsequent Comparison Years is higher than it otherwise would have been had Landlord used commercially reasonable efforts to pursue such assessed value reductions, for each such Comparison Year, Tax Expenses shall be reduced to equal the tax assessments which would have been in effect if Landlord had used commercially reasonable efforts to pursue such assessment reduction proceedings.

           7.1.4   Operating Expenses.
                   ------------------

                   7.1.4.1  Inclusion.  Subject to the provisions of Section
                            ---------                                -------
7.1.4.2, all expenses of managing, operating, maintaining and repairing the
--------
Project and the Land ("Operating Expenses"), including, but not limited to: water and sewer charges; insurance premiums for all insurance policies deemed in good faith necessary by Landlord and consistent with the standards of First Class Buildings (provided, however, that Operating Expenses shall not include deductibles [other than deductibles related to earthquake coverage which shall be limited only as provided in Section 7.1.4.3, below] which in the aggregate
                               ---------------
are in excess of two hundred thousand dollars ($200,000) in any one (1) calendar year); janitorial services; wages of employees engaged in the operation, maintenance or repair of the Project or the Land, including all customary employee benefits, Worker's Compensation and payroll taxes; management fees subject to the terms of Section 7.1.4.4, below; legal, accounting and other
                        --------------
consulting fees; the cost of air conditioning, heating, ventilation, electricity, water and other services and utilities; elevator maintenance; costs incurred in connection with the Project which relate to the operation, repair and maintenance and replacement (except to the extent a replacement constitutes a capital expenditure that is not included in Operating Expenses hereunder) of all systems, equipment or facilities which serve the Project in the whole or in part; subject to the provisions of Section 7.1.4.2, below, the cost of Capital
                                   --------------
Items (defined below) and maintenance and repair of all parking and common areas.

                   7.1.4.2  Exclusions.  Notwithstanding any provision of this
                            ----------
Lease to the contrary, the following items shall in no case be included in Operating Expenses:

                         (a) bad debt expenses and interest, principal, points and fees on debts (except in connection with the financing of items which pursuant to Section 7.1.4.1
                                                              ---------------
                         specifically may be included in Operating Expenses, to the extent not excluded by Section 7.1.4.2(h)) or
                                                    ------------------
                         principal repayment, interest or amortization on any ground lease or any ground lease rental, mortgage or mortgages or any other debt instrument encumbering the Project (including the land on which the Project is situated) ;

                         (b) marketing and promotional costs, including without limitation, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Project, including without limitation, attorneys' fees and other costs and expenditures incurred in connection with disputes with present or prospective tenants or other occupants of the Project;

                         (c) real estate brokers' leasing and other brokerage commissions;

                         (d) costs, including permit, license and inspection costs, incurred with respect to the installation of other tenants' or occupants' tenant improvements, improvements made for tenants or other occupants in the Project or costs incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants in the Project;

                         (e) the cost of providing any service to any tenant or occupant of the Project which is paid (or reimbursed) to Landlord directly by any tenant or other occupant of the Project;

                         (f) any costs expressly excluded from Operating Expenses elsewhere in this Lease (or expressly included in Tax Expenses);

                         (g) costs of any items (including, but not limited to, costs incurred by Landlord for the repair or damage to the Project) to the extent Landlord receives reimbursement from insurance proceeds (or would have received such insurance proceeds if Landlord had carried the insurance required to be carried by Landlord pursuant to Section 13.5) or from a third
                                              ------------
                         party including, without limitation, condemnation proceeds (such proceeds to be credited to Operating Expenses in the year in which received, except that subject to the provisions of this Section 7.1, any
                                                           -----------
                         deductible amount under any insurance policy shall be included within Operating Expenses);

                         (h) capital expenses, capital improvements, capital alterations, capital equipment, capital repairs and capital replacements, which shall be determined on a consistent basis in accordance with the prevailing standards of First Class Buildings ("Capital Items") except for: (i) Capital Items which are made to reduce Operating Expenses ("Cost Saving Devices") which shall be amortized in conformance with the provisions of
                         Section 7.3, below; and (ii) with respect to Capital
                         -----------
                         Items ("Change In Law Items") required by Changes In Law (as defined below), which shall be amortized in conformance with the provisions of Section 7.3;
                                                            -----------

                         (i) rentals and other related expenses for leasing a heating, ventilating and air conditioning ("HVAC") system, elevators, or other items which if purchased, rather than rented, would constitute a Capital Item not includible in Operating Expenses pursuant to the provisions of this Lease;

                         (j) depreciation, amortization and interest payments, except as specifically included in Operating Expenses pursuant to the terms of this Section 7.1.4.2 and
                                                       ---------------
                         except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with sound real estate management principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

          (k) the costs of providing services, utilities and/or other benefits to any other occupant of the Project to the extent any such other services, utilities and/or other benefit are not offered to Tenant on the same basis;

          (l) amounts paid to Landlord or to subsidiaries or Affiliates (as defined below) of Landlord for goods and/or services in the Project to the extent the total of such payments exceeds the cost of procuring such goods and/or services from unaffiliated third parties on a competitive basis;

          (m) Landlord's general corporate overhead and general and administrative expenses;

          (n) advertising and promotional expenditures, and costs of signs in or on the Project identifying the owner of the Project or other party;

          (o) electric power costs or other utility costs for which any tenant directly contracts with the local public utility or service company (but Landlord shall "gross up" such costs as if such space was vacant); subject to the provisions of Section 11.1.2.
                                                --------------

          (p) costs arising from Landlord's charitable or political contributions;

          (q) costs of installing, maintaining and/or operating any specialty service operated by Landlord including without limitation, any luncheon club or athletic facility, or the repair thereof;

          (r)  management fees in excess of the limits set forth in Section
                                                                    -------
          7.1.4.4, below;
          -------

          (s) costs, penalties, fines, awards and interest necessitated by or resulting from the gross negligence of Landlord, or any of its agents, employees or independent contractors, including but not limited to Landlord's negligence in operating the Project, violations of law, tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments or file any tax, informational or other filings or returns when due;

          (t) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

          (u) Costs, expenses and expenditures to comply with applicable laws, including costs arising from the Americans with Disabilities Act of 1990, 42 U.S.C. 12101 et seq., as amended ("ADA"), any handicap law or any other government statute, law, code, ordinance or regulation in effect or adopted prior to the Commencement Date, and any statutes, laws, rules, regulations or orders adopted following the Commencement Date to carry out or implement laws adopted prior to the Commencement Date, if (but only if) the same are reasonably anticipated by the owners of the First Class Office Buildings to be likely adopted and implemented in the near future, (changes in governmental statutes, laws, rules, regulations or orders not adopted or so reasonably anticipated as of the Commencement Date (and thereafter effective during the term of this Lease) are referred to herein as "Changes In Law");

          (v) Costs incurred in removing and storing the property of former tenants or occupants of the Project;

          (w) Costs incurred by Landlord in connection with rooftop communications equipment or helipads of other tenants or occupants of the Buildings or the Project, unless required by law or for safety purposes;

          (x) the initial construction cost of the Project or, except to the extent permitted as a Cost Saving Device or a Change in Law Item, any capital improvements to the Project;

          (y) any costs incurred in connection with the defense of Landlord's title to the Project or any portion thereof;

          (z) costs incurred by Landlord due to any violation of the terms and conditions of any lease of space or occupancy agreement in the Project;

          (aa) interest, principal, attorneys' fees, environmental investigations or reports, points, fees and other lender costs and closing costs on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Buildings or the Project or any part thereof or on any unsecured debt;

          (bb) salaries of officers, executives or other employees of Landlord, any affiliate of Landlord, or partners or affiliates of such partners or affiliates, other than any personnel engaged in the management, operation, maintenance, and repair of the Project (but not leasing or marketing), provided the salaries of personnel so engaged (i) shall be prorated to equitably reflect only the services provided to the Project if such personnel does not work exclusively for the Project,
          (ii) shall not be included if such salaries are typically included in the management fee in accordance with the standards of First Class Buildings, and (iii) shall not be included if such personnel holds a position which is generally considered to be higher in rank than the position of the manager of the Project or the chief engineer of the Project;

          (cc) intentionally deleted;

          (dd) costs which are reimbursed under any contractor, manufacturer or supplier warranty (and Landlord shall use reasonable commercial efforts to collect on such warranties);

          (ee) costs for the acquisition of sculpture, paintings or other objects of art;

          (ff) costs, including but not limited to attorneys' fees associated with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Buildings, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Buildings, Project or any part thereof, or outside fees paid in connection with disputes with other tenants;

          (gg) unless the service is offered to tenants of the Project without charge and is consistent with the services provided by First Class Buildings; (i) the cost of installing, operating and maintaining any specialty service, observatory, broadcasting facilities, luncheon club, museum, athletic or recreational club, or child care facility, and (ii) the cost of installing, operating and maintaining any other service operated or supplied by or normally operated or supplied by a third party under an agreement between a third party and a landlord;

          (hh) premiums for insurance to the extent Landlord is reimbursed therefor;

          (ii) reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties;

          (jj) all assessments shall be paid by Landlord in the maximum number of installments permitted by law and shall not be included as Tax Expenses or Operating Expenses except in the year in which the assessment or premium installment is actually paid; provided that if Landlord elect to make an assessment payment in any other manner Tax Expenses and Operating Expenses shall be calculated as if the payments were made in the maximum number of installments and in the years such installments would have been paid;

          (kk) "takeover" expenses, including, but not limited to, the expenses incurred by Landlord with respect to space located in another building of any kind or nature in connection with the leasing of space in the Buildings;

          (ll) the entertainment expenses of Landlord, its employees, agents, partners and affiliates in excess of three thousand five hundred dollars ($3,500) per year;

          (mm) any costs recovered by Landlord to the extent such cost recovery allows Landlord to recover more than 100% of Operating Expenses (or any profit from Operating Expenses) for any Fiscal Year from tenants of the Building

          (nn) any costs or expenses incurred in connection with disputes with present or prospective tenants or other occupants of the Project;

          (oo) any costs incurred in connection with Hazardous Materials (as defined in Section 8.4) to the extent excluded from Operating Expenses
                     -----------
          under Section 8.4;
                -----------

          (pp) costs or expenses incurred in connection with asbestos or other Hazardous Materials as provided in Section 8.4; and
                                             -----------

          (qq) costs attributable to any material increase in the scope of the parking system utilized for the Project (such as increased use of valet assisted parking) from that in effect during the entirety of the Base Year.

        7.1.4.3       Special Adjustments for Earthquake Insurance.  If
                      --------------------------------------------
earthquake insurance is not obtained in the Base Year Operating Expenses but is added thereafter, an adjustment shall be made to the Base Year Operating Expenses to include in Base Year Operating Expenses the costs of earthquake insurance in the first Comparison Year that earthquake insurance was obtained (and if earthquake insurance is thereafter canceled, such amount shall not longer be included in the Base Year Operating Expenses). Furthermore (i) if the premiums for earthquake coverage included in Operating Expenses during the Base Year are a prorata or allocated share of the cost for blanket coverage of the Project and other projects, at no time during any Comparison Year shall the method of allocation of cost to the Project for its share of the cost of blanket earthquake insurance coverage be less favorable (for Tenant) than in the Base Year, or (ii) if the scope of the earthquake insurance is increased over the Base Year, Operating Expenses for the Base Year shall be increased to reflect the increased costs, if any, which would have been incurred in the Base Year if such different basis of coverage had been obtained for the entire Base Year (with such imputed Base Year costs to be determined on an annualized blended rate basis if the premiums for such different basis of coverage varied throughout the Base Year). In the event that damage occurs to the Project due to an earthquake, the total amount that Tenant shall pay as its Tenant's Share of Operating Expenses for earthquake insurance deductibles shall not exceed one hundred thousand dollars ($100,000) in any year or with respect to any earthquake, including foreshock and aftershocks.

        7.1.4.4       Management Fees.  Property management fees and expenses
                      ---------------
included within Operating Expenses shall not exceed property management fees and expenses charged for projects of comparable size (in rentable square feet), provided, however, in no event shall the property management fee included within Operating Expenses for any Comparison Year be less than the property management fee charged and included within Operating Expenses for the Base Year. If property management fees and expenses are included within Operating Expenses for any Comparison Year are computed as a percentage of gross revenues, such percentage applicable to any Comparison Year shall not exceed one hundred fifty percent (150%) of such percentage applicable to the Base Year. Provided, however, notwithstanding the foregoing, Landlord may include within Operating Expenses a fair market management fee (and expenses) derived from a competitive bid process , provided such bid process includes at least three bidders who are not affiliated with Landlord and the contract is awarded to the lowest bidder

        7.1.4.5       Hazardous Materials Costs.  In the event that Landlord's
                      -------------------------
costs for the remediation of Hazardous Materials (which are otherwise includable in Operating Expenses hereunder) in any year exceeds one hundred thousand dollars ($100,000), then for purposes of inclusion within Operating Costs Landlord shall amortize such total costs over a period of thirty-nine (39) years.

  7.2     Payment For Increases In Direct Expenses.  Tenant shall pay, as
          ----------------------------------------
additional rent, Tenant's Share of the positive excess ("Excess Direct Expenses"), if any, of Direct Expenses for each Comparison Year over Direct Expenses for the Base Year in the manner set forth in this Section 7.2. If,
                                                            -----------
during any period in the Base Year or a Comparison Year, less than ninety-five percent (95%) of the rentable area of the Project is occupied by tenants conducting business operations, then an appropriate adjustment, consistent with sound and neutral institutional real estate management and accounting principles (and the provisions hereof) shall be made on a consistent basis to those components of Direct Expenses which vary with the actual occupancy for that year to reflect the level or amount of Direct Expenses which would have been incurred for such year if ninety-five percent (95%) of the rentable area of the Project had been occupied by tenants conducting business operations throughout that year. Subject to the provisions of this Section 7.2, Tenant's Share of Excess
                                         -----------
Direct Expenses shall be prorated for any partial Comparison Year which falls within the Lease Term. In addition, if during any particular calendar year (including the Base Year) Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord for each period, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if Landlord had at its own expense furnished such work or service to such tenant. Landlord shall have the right, from time to time, to equitably allocate on a basis consistent with the practices of owners of First Class Buildings (and the calculation of Tenant's Share hereunder) some or all of the Direct Expenses among different tenants of the Project (the "Cost Pools"). Such Cost Pools may include, but shall not be limited to, separate pools for the office space tenants of the Project and the retail space tenants of the Project. In the calculation of any expenses hereunder, it is understood that no expense shall be charged more than once. Notwithstanding anything to the contrary set forth in this Article 7, when calculating Operating Expenses for the Base Year,
              ---------
Operating Expenses shall exclude the incremental cost increase resulting from amortization of the capital items, if any, described on Exhibit "J". If and to
                                                        -----------
the extent in any Comparison Year any component of Operating Expenses that is directly based on utility rates decreases below the amount of such component Landlord included in Base Year, then in such Comparison Year, to that extent, the amount included in Operating Expenses attributable to such utility rate expense shall be not lower than the amount included for such component in the Base Year.

  7.3     Annual Cost of Cost-Saving Devices and Amortization of Capital Items.
          --------------------------------------------------------------------
The annual cost of any Cost-Saving Device properly includible within Operating Expenses shall in no case exceed the actual savings in Operating Expenses (which would otherwise have been incurred during such calendar year had such Cost-Saving Device not been implemented) generated by use or operating of such Cost-Saving Device in such calendar year.

Subject to the foregoing limitation, a Cost-Saving Device shall be amortized (including interest thereon at the Reference Rate [as defined below] on the unamortized cost with the interest rate fixed at the time such expenditure is placed in service) over its Useful Life or such shorter period of time as reasonably determined by Landlord. Any Capital Item other than a Cost-Saving Device shall be amortized over its Useful Life. "Useful Life" shall mean and refer to that period of time which the subject capital improvement, modification or addition will be productive and/or useful, without replacement, for the purpose required and intended at the time of installation. The cost of each Change In Law item shall be amortized in equal installments of principal and interest (i.e., a standard mortgage amortization basis with interest thereon at the Reference Rate on the unamortized cost with the interest rate fixed at the time such expenditure is placed in service) over its Useful Life. The "Reference Rate" shall mean the prime lending rate established by BankAmerica plus two percent (2%) or Landlord's then effective mortgage interest rate, whichever is lower.

  7.4     Manner Of Payment.  Landlord shall deliver to Tenant a statement
          -----------------
showing Landlord's reasonable estimate of the Direct Expenses for the Base Year and after the Base Year for each Comparison Year, the amount of Tenant's Share of any Excess Direct Expenses based on such estimate (each a "Landlord's Statement'"), which Landlord's Statement shall be in a reasonable line items form. Commencing as of the first day of each Comparison Year, Tenant shall pay to Landlord, at the times and in the manner provided herein for the payment of Monthly Rent, one-twelfth (1/12) of Tenant's Share of any such Estimated Excess Direct Expenses as shown by Landlord's Statement. If Landlord's Statement is furnished after January 1st of a Comparison Year, then on or before the first day of the first calendar month following Tenant's receipt of Landlord's Statement (provided that Tenant's receipt is at least 20 days prior thereto), in addition to the monthly installment of Tenant's Share of any such Estimated Excess Direct Expenses due on that date, Tenant shall pay the amount of Tenant's Share of any such Estimated Excess Direct Expenses for each calendar month or fraction thereof that has already elapsed in such Comparison Year. Notwithstanding any provision of this Lease to the contrary, in no event shall Tenant be obligated to pay any amount of Excess Direct Expenses attributable or allocable to the twelve (12) month period immediately following the Rent Commencement Date.

  7.5     Final Statement.  After the end of the Base Year and each Comparison
          ---------------
Year (including the Comparison Year in which the Lease Term terminates), Landlord shall deliver to Tenant a final statement ("Landlord's Final Statement'") showing a reasonably detailed line item description of Tenant's Share of the annual actual Excess Direct Expenses for the prior calendar year. Landlord shall diligently endeavor to deliver to Tenant the Landlord's Statement for each Comparison Year and the Base Year on or before May 31st of the succeeding year. If Tenant's Share of the amount of actual Excess Direct Expenses due for a Comparison Year exceeds any amounts paid by Tenant as estimated additional rent under this Article 7 for such Comparison Year, within
                                     ---------
thirty (30) days of delivery of such Landlord's Statement, Tenant shall pay Landlord the amount of such excess over the estimated payments already made by Tenant. If the Tenant's Share of the amount of actual Excess Direct Expenses due for a Comparison Year is less than any amounts paid by Tenant as estimated additional rent for such Comparison Year, the amount of such overpayment shall be credited against the installments of Monthly Rent next coming due (immediately following preparation of Landlord's reconciliation of actual and Estimated Excess Direct Expenses); provided, however that overpayments for the Comparison Year in which the Lease Term terminates shall be paid by Landlord to Tenant within thirty (30) days after delivery of the Landlord's Statement. Objections by Tenant shall not excuse or abate Tenant's obligation to make the payments required under this Section 7.5 (or under Section 7.4) pending the
                             -----------           -----------
resolution of Tenant's objection.

  7.6     Charges For Which Tenant Is Directly Responsible.  Tenant shall
          ------------------------------------------------
reimburse Landlord within thirty (30) days following receipt of Landlord's written demand for any and all governmental taxes or assessments required to be paid by Landlord for: (i) taxes attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property (which does not constitute Tenant Improvements or Alterations) located in the Premises; (ii) at Landlord's election, taxes attributable to the amount that the market value of any tenant improvements made in or to the Premises by or for Tenant, is in excess of sixty and no/100 dollars ($60.00) per rentable square foot of the Premises (the "Threshold Value"); provided, if Landlord makes such election, Landlord shall reduce Tax Expenses by the total amount that would be reimbursed to Landlord assuming all other tenants of the Project with tenant improvements having a fair market value in excess of the Threshold Value made similar reimbursements; or (iii) such taxes as are assessed upon any document to which Tenant is a party transferring an interest or an estate in the Premises.

  7.7     Tenant's Share.  Notwithstanding the singular use of the term
          --------------
"Tenant's Share'" throughout this Lease, "Tenant's Share" shall be defined as follows: (i) in connection with calculation and payment matters relating to Tax Expenses, the percentage number corresponding to the fraction derived by dividing the number of rentable square feet of the Premises by 2,443,000; and
(ii) in connection with matters relating to Operating Expenses, the percentage number corresponding to the fraction derived by dividing the number of rentable square feet of the Premises by 2,218,000. For purposes of this Lease, the term "Project Square Footage" shall mean (i) 2,443,000 in connection with calculation of Tenant's Share, as the same relates to Tax Expenses, and (ii) 2,218,000 in connection with the calculation of Tenant's Share as the same relates to Operating Expenses.

  7.8     Tenant's Audit Rights.  Notwithstanding any provision of this Lease to
          ---------------------
the contrary, Tenant shall have the right, after reasonable notice and at all reasonable times during Business Hours, to have it and/or its agents and representatives inspect and photocopy Landlord's Project accounting and Direct Expense records at Landlord's onsite Project property manager's office. Tenant and/or its agents and representatives shall have the right, for a period of three (3) years following the date any Landlord's Statement is delivered to Tenant, to commence to review and/or examine and photocopy Landlord's books and records with respect to the Direct Expenses (and the calculation of Tenant's Share of Excess Direct Expenses) covered by such Landlord's Statement during Normal Business Hours in Landlord's onsite Project property management office, upon written notice delivered at least five (5) business days in advance (a "Review"). Any such Review shall be performed by an accounting firm or a firm that performs a combination of real estate and accounting services who is selected by Tenant and who shall not be compensated in any respect on a percentage of recovery basis. There shall be no more than two (2) Reviews of Direct Expenses for any twelve (12) month period. Landlord shall only be required to maintain records of Direct Expenses (i) with respect to each Comparison Year, for three (3) years following the date the Landlord Final Statement for such Comparison Year was delivered to Tenant; and (ii) with respect to the Base Year, for three (3) years following the delivery to Tenant of the Landlord Final Statement for the first Comparison Year under this Lease. Any Review of any Comparison Year must commence within three (3) years after Landlord's delivery to Tenant of the Landlord Final Statement for such year ("Claims Period"), or the right to a Review of Tenant's Share of Excess Direct Expenses for such year shall be deemed waived. If after any Review, Tenant continues to dispute the amounts payable (or in the case of a Base Year, the Direct Expenses covered) under the Landlord's Statement in question, and the parties are unable to resolve such dispute within thirty (30) days thereafter, either party may demand binding arbitration of the dispute pursuant to the arbitration provisions set forth in Section 30.18. Tenant agrees that any
                                    -------------
Review performed hereunder shall be at its expense, unless it is determined that Tenant's Share of Excess Direct Expenses for the entire period under Review was overstated by five percent (5%) or more, in which event Landlord shall pay for all of Tenant's costs and expenses of such Review provided in no event shall Landlord be required to pay costs in excess of the amount Tenant is entitled to receive as a refund of Excess Direct Expenses. Pending resolution of any disputes as to Tenant's Share of Excess Direct Expenses, Tenant shall pay to Landlord any rent adjustments alleged to be due from Tenant as reflected on the Landlord Final Statement or any invoice issued on the basis thereof. Any overpayment by Tenant of Tenant's Share of Excess Direct Expenses agreed to by Landlord following a Review or determined through arbitration (together with interest thereon calculated at the Interest Rate (defined below) from the date of overpayment until repaid in full) shall be paid by Landlord to Tenant or credited against all rent hereunder next due; provided, if this Lease shall have expired or terminated, Landlord shall, within ten (10) days of the determination that there has been an overpayment, pay in cash to Tenant such overpayment and interest. The "Interest Rate" as used in this Lease shall mean the lower of ten percent (10%) per annum or the maximum lawful rate of interest.

  7.9     Tenant's Remedies.  In addition to such other limitations on Tenant's
          -----------------
damages and remedies as set forth in this Lease, Tenant's remedy for Landlord's default under any terms of this Section 7 shall be limited to monetary damages
                                ---------
and in no event shall Tenant's remedies include the right to terminate this Lease.

8.   Use Of Premises.
     ---------------

  8.1     Permitted Use.  Subject to the provisions of this Section 8.1, Tenant
          -------------                                     -----------
shall use the Premises only for the Permitted Use and shall not use or, to the extent such use is within its control, permit the Premises to be used for any other purpose without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. Tenant may use portions of the Premises for the following ancillary uses provided the portions of the Premises so used, and the extent such uses, are consistent with or compatible with the normal office operations of a tenant occupying approximately one hundred thousand (100,000) rentable square feet in a major first class office project (or with respect to the South Tower Premises, a tenant occupying approximately fifteen thousand (15,000) rentable square feet of space):

     (a)  private restrooms;

     (b)  dining facilities and service kitchens;

     (c)  document processing and computer data centers;

     (d)  copy, printing and document production centers;

     (e)  mailroom facilities;

     (f)  classrooms, testing rooms and training rooms and or centers;

     (g)  conference rooms and facilities;

     (h)  storage, file and safe facilities;

     (i)  vending machines; and

     (j)  recreational facilities;

provided, however, that any portions of the Premises used for the purposes described above shall exclusively serve Tenant and any permitted occupant of the Premises (including Affiliates and permitted subtenants of Tenant) and their respective employees, members, officers, directors, and Tenant's guests having business with Tenant unrelated to the usage of Premises described in (a) through
(j). Subject to Landlord's prior approval, which approval shall not be unreasonably withheld, Tenant may contract with third party independent contractors to provided limited services such as food service, messenger service or copy service to Tenant at the Premises who shall be deemed to be permitted occupants of the Premises for this purpose only and that the same shall not be deemed to be an assignment of this Lease or a subletting of any portion of the Premises.

     Notwithstanding the foregoing statements of specific ancillary uses for the Premises, in no event shall any such statement imply that Landlord represents that such any use is permitted under applicable Laws or that Landlord agrees to perform or permit any work to the Base Building (as defined below) or Building Systems (as defined below) to accommodate such uses. Any use of the Premises specified above shall be permitted only to the extent permitted by Applicable Laws and subject to all other restrictions of the Lease including, without limitation, those pertaining to the construction of the Tenant Improvements, the performance of Alterations, the release of odors, noise or vibrations that may disturb other tenants, and insurance matters. As used herein "Base Building" shall mean: the structural portions of the Building including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass, columns, beams, shafts, stairs, stairwells, elevator cabs and Common Areas and the Base Building washrooms and "Building Systems" shall mean the basic mechanical, electrical, life safety, plumbing, telecommunications, sprinkler systems and heating, ventilating and air-conditioning systems necessary for the operation of the Building and the provision of services and utilities as required herein.

  8.2     Restrictions on Use.  Subject to the provisions of this Section 8.2
          -------------------                                     -----------
and Section 31.28, (a) Tenant shall not do or to the extent the same is within
    -------------
Tenant's control, permit anything to be done in or about the Premises nor bring or keep anything therein which shall: (i) materially increase the existing rate of, cause the cancellation of or otherwise materially and adversely affect any casualty or other insurance for the Project or any of its contents procured by

Landlord (except where Tenant agrees to reimburse Landlord for any such increase in cost); (ii) obstruct or interfere with the occupancy of other tenants or occupants of the Project; (iii) cause any nuisance in or about the Premises or the Project; or (iv) impair the proper and economic maintenance, operation and repair of the Project or any potion thereof, (b) Tenant shall not use or allow any part of the Premises to be used for the storage, manufacturing or sale of food or beverages (excluding incidental food and beverage storage, preparation and consumption reasonably associated with office use) or for the manufacture, retail sale or auction onsite of tangible merchandise, goods or property of any kind which is located within the Premises, or as a school or classroom, or for any unlawful or objectionable purpose; provided, however that Tenant shall be permitted to conduct periodic training classes and seminars in the Premises and
(c) Tenant shall not commit or permit to be committed any waste to the Premises or the Project.

  8.3     (Intentionally Omitted)

  8.4     Hazardous Materials - Asbestos.
          ------------------------------

          8.4.1  Definition. As used herein, the term "Hazardous Material" means
                 ----------
any hazardous or toxic substance, material or waste which is or becomes regulated by, or is dealt with in, any local governmental authority, the State of California or the United States Government. Accordingly, the term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to
Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under
Section 25316 of the California Health and Safety Code, Division 20, Chapter
6.95 (Hazardous Materials Release Response Plans and Inventory), (iii) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances), (iv) petroleum, (v) asbestos, (vi) listed under Section 9 or
                                                             ---------
defined as hazardous or extremely hazardous pursuant to Section 11 of Title 22 of the California Administrative Code, division 4, Chapter 20, (vii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. 1317), (viii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. (S) 6902 et seq. (42 U.S.C. (S) 6903), or (ix) defined as a "hazardous substance" pursuant to Section 101 of the Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq. (42 U.S.C. (S) 9601).

          8.4.2  Compliance Cost. Tenant acknowledges that Landlord may incur
                 ---------------
costs (a) for complying with laws, codes, regulations or ordinances relating to Hazardous Material, or (b) otherwise in connection with Hazardous Material including, without limitation, the following: (i) Hazardous Material present in soil or ground water; (ii) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under the Project; (iii) Hazardous Material present on or under the Project as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Project by other tenants of the Project or their agents, employees, contractors or invitees, or by others; and (iv) material which becomes Hazardous Material due to a change in laws, codes, regulations or ordinances which relate to hazardous or toxic material, substances or waste. Except as provided below, and subject to the provisions of Sections 7.1.4.2 and 7.1.4.3 Tenant agrees that the costs incurred by Landlord
----------------     -------
with respect to, or in connection with, the Project for complying with laws, codes, regulations or ordinances relating to Hazardous Material shall be an Operating Expense, unless the cost of such compliance, as between Landlord and Tenant, is made the responsibility of Tenant or Landlord under this Lease. Notwithstanding the foregoing, the following costs shall not be included in Operating Expenses and shall not be the obligation of Tenant: (a) costs incurred to comply with laws relating to the removal of Hazardous Material which was in existence on the Project prior to the Commencement Date, and was of such a nature that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it existed on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto; (b) costs incurred to remove, remedy, contain, or treat Hazardous Material, which Hazardous Material is brought onto the Project after the date hereof by Landlord and is of such a nature, at that time, that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it exists on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto; and (c) costs incurred in connection with or relating to asbestos abatement, removal, monitoring and reporting. To the extent any Operating Expense relating to Hazardous Material is subsequently recovered or reimbursed through insurance, or recovered from responsible third parties, or by other action, Tenant shall be entitled to a proportionate share of such Operating Expense to which such recovery or reimbursement relates.

     8.4.3     Asbestos Abatement.  Tenant specifically acknowledges that Tenant
               ------------------
has been advised that asbestos and/or asbestos-containing materials ("ACM") were
                                                                      ---
used in the initial construction of the Buildings, and may have been used in connection with various additions and improvements made thereafter from time to time. Tenant has further been advised that Landlord has started, and is in the process of pursuing, an asbestos abatement program with respect to the Building under which most, but not all, of the asbestos and asbestos-containing materials located in the Building will be removed. In certain areas of the Building, inclusive of central core areas of the Building, it is not practicable to remove all of the asbestos or asbestos-containing materials, and in those instances the remaining asbestos and asbestos-containing materials have been or will be enclosed, encapsulated or otherwise isolated or stabilized in such a manner as Landlord believes, based upon professional advice received by Landlord, and consistent with all Applicable Laws, will minimize any health risk of having the same remain in the Building. Landlord agrees to comply with all Applicable Laws relating to the treatment of ACM in the Project. Any remediation and abatement of ACM in, on and about the Premises or the Project to be undertaken by Landlord shall be performed in accordance with all applicable Laws and, following completion of such work, upon Tenant's request, Landlord shall provide Tenant with copies of all air sampling tests, governmental filings and other evidence of such completion as shall be reasonably required by Tenant, subject to such conditions relating to the confidentiality of such information as Landlord may reasonably require. Such ACM remediation and abatement, and all other activities (including construction, alteration, maintenance and repair activities and implementation of the O & M program described below) of Landlord and its agents, contractors or representatives relevant to, bearing upon, or affected by the existence, handling, monitoring, remediation, abatement, testing or reporting of ACM (or prevention of recirculation of friable ACM in each Building or through each Building's HVAC system) shall comply with all Laws applicable thereto and shall be consistent with the standards and practices of First Class Buildings. In connection therewith, Landlord shall maintain throughout the Term, so long as it is consistent with the operation of a First Class Building or required by applicable Laws, an ACM Operations and Maintenance Program ("O & M Program") for maintaining compliance with applicable Laws and standards of First Class Buildings with respect to the presence of ACM, which program shall include (so long as such procedures are consistent with the operation of a First Class Building or required by applicable Laws) the monitoring, identifying and warning to prevent disturbance of remaining ACM on floors on which abatement has been previously undertaken (including stairwells, elevators and air shafts, core walls and pipe chase cavities in which ACM may remain). As used herein, the O&M Program shall mean the following work: (i) removal of all ACM from the ceiling and exposed interior core columns; (ii) enclosure of window columns, and (iii) encapsulation of all ACM located under the induction units.

9.   Alterations And Additions.
     -------------------------

     9.1  Alterations Requiring Prior Notice.  Except as otherwise provided
          ----------------------------------
herein, Tenant shall not make or permit to be made any alterations, additions or improvements (singularly and collectively "Alterations") to the Premises or any part thereof without the prior written consent of Landlord in each instance; provided, however, Landlord's consent shall not be required (but Tenant must provide prior written notice) for cosmetic decorations of the Premises such as installation of wall coverings, wall hangings and built-in cabinetry, or for the installation of furnishings and, subject to the provisions of Section 11.2,
                                                              ------------
office equipment (collectively, "Cosmetic Alterations").

          9.1.1  Alterations Requiring Prior Consent. Landlord shall not
                 -----------------------------------
withhold its consent (which consent shall be granted or denied in compliance with the terms of Section 31.28) to any proposed Alterations (or plans and
                  -------------
specifications therefor) unless a Design Problem exists, request therefor is received by Landlord and Landlord has received all information requested by Landlord in connection with reviewing said request, and then only by contractors or mechanics approved by Landlord in writing and upon the approval by Landlord in writing of fully detailed and dimensioned plans and specifications pertaining to the Alterations in question, to be prepared and submitted by Tenant at its sole cost and expense. A "Design

Problem" is defined as, and will be deemed to exist if such Alteration will (i) affect the exterior appearance of the Building, (ii) adversely affect the Base Building, (iii) adversely affect the Building Systems, (iv) interfere with any other occupant's normal and customary office operation, or (v) fail to comply with Applicable Laws. Landlord shall, within ten (10) business days of receipt of such request for consent (together with Tenant's plans and specifications for the Alterations and all contractors (including subcontractors) who shall perform them, if any) (the "Review Period"), either (i) consent to such Alterations in writing or (ii) in the event that Landlord determines, in Landlord's reasonable judgment (consistent with First Class Buildings) that the Alterations proposed by Tenant shall create a Design Problem, notify Tenant in writing (together with a reasonably detailed explanation as to the basis for Landlord's determination), at which time Tenant shall have the right to cure such Design Problem and perform the Alterations with Landlord's consent. Landlord, may, if reasonable to do so based on the scope of such proposed Alterations, require additional time to consent by notifying Tenant in writing of the need for such additional time (provided, however that in no event shall the Review Period be extended longer than twenty (20) business days). Notwithstanding any provision of this Lease (including the Work Letter) to the contrary, in no case shall Tenant be required to pay any charge, fee or reimbursement for expense to Landlord in connection with any Alterations; provided, however, that in the case where any Alterations (other than Cosmetic Alterations) proposed by Tenant reasonably requires Landlord's consultation with independent consultants, Tenant shall reimburse Landlord for Landlord's actual and direct third party costs in so consulting with such independent consultants.

     9.1.2     Other Terms.  Not less than five (5) days nor more than twenty
               -----------
(20) days prior to commencement of any Alterations (including, without limitation, Cosmetic Alterations), Tenant shall notify Landlord of its estimated commencement date so that Landlord may post notices of nonresponsibility about the Premises. All Alterations must comply with all Laws and the final plans and specifications approved by Landlord in accordance with Section 9.1.1.
                                                       -------------
Landlord's review and approval of Tenant's plans and specifications pursuant to
Section 9.1.1 are solely for Landlord's benefit.  Landlord shall have no duty to
-------------
Tenant, nor shall Landlord be deemed to have made any representation or warranty to Tenant, with respect to the safety, adequacy, correctness, efficiency or compliance with Laws of the design of the Alterations, the plans and specifications therefor, or any other matter regarding the Alterations. Tenant shall deliver to Landlord a complete set of "as built" plans and specifications for each Alteration (which, for this purpose, may be a marked up set of the record plans and specifications for the Alterations in question.).

  9.2     Ownership and Surrender.
          -----------------------

     9.2.1     Alterations.  Subject to the provisions of Section 10.1, upon the
               -----------
expiration of the Term, all Alterations, including, but not limited to, cabling, wall covering, paneling and built-in cabinetry, but excluding movable furniture, trade fixtures and office equipment ("Tenant's Property'"), shall become a part of the realty and belong to Landlord. Subject to the provisions of this Section
                                                                         -------
9.2.1, upon the expiration or sooner termination of the Lease Term, Tenant
-----
shall, at Tenant's expense, immediately remove any Alterations made by Tenant which are designated by Landlord to be removed. Tenant may request any time within the last one hundred eighty (180) days of the Lease Term that Landlord confirm in writing which Alterations shall be removed and if Tenant makes such written request and identifies this Section 9.2.1 and Landlord's obligation to
                                    -------------
respond, Landlord shall confirm the Alterations that Landlord will require to be removed in a written notice delivered to Tenant not less than ninety (90) days prior to the expiration of the Term. Tenant shall repair any damage to the Premises caused by such removal. Notwithstanding any provision of this Lease to the contrary, in no case shall Landlord have the right to require Tenant to remove or restore (and Tenant shall be entitled to leave the same in place in the Premises at the expiration or early termination of this Lease) any Alteration which both constitutes an improvement which is reasonably compatible with general business or office use in a first-class office project and is not the type of Alteration which would likely be unusable by or objectionable to most subsequent single floor office tenants in the Project. When requesting Landlord's consent to any Alteration, Tenant may also request by written notice, which notice shall reference this Section 9.2.1, that Landlord elect either: (i)
                                  -------------
that such Alterations will be removed at the end of the expiration or earlier termination of the Lease; or (ii) that such Alterations will remain with the Premises at the expiration or earlier termination of the Lease. Landlord shall make such election within thirty (30) days of such notice, which election shall be binding on Landlord, provided in the event Landlord does not respond within ten (10) days of receipt of such notice, Tenant shall have the right to deliver a second notice to

Landlord requesting such election, and Landlord's failure to respond to such second notice within ten (10) days thereafter shall be deemed as Landlord's election to allow such Alterations to remain at the end of the Term. Notwithstanding the foregoing, Tenant shall not be required to remove the existing staircase between the third (3rd) and fourth (4th) floors of the Premises at the end of the Term, provided that if Tenant elects to renew the Lease with respect to one of the third (3rd) or fourth (4th) floors and not the other, Tenant shall be obligated to remove such stairwell and restore the ceilings and floors relating thereto to normal condition of floors without a staircase.

           9.2.2 Tenant's Property. Upon the expiration or sooner termination of
                 -----------------
the Lease (or within fifteen (15) days thereafter), Tenant shall immediately remove Tenant's Property from the Premises and repair any damage to the Premises caused by the removal of Tenant's Property. If Tenant fails to remove Tenant's Property on or before the expiration or sooner termination of the Lease, and such failure continues for five (5) business days after delivery of written notice to Tenant, (i) such Tenant's Property shall be, at Landlord's option, deemed abandoned by Tenant, (ii) Tenant hereby waives any statutory or common law rights to Tenant's Property or to assert the means by which Landlord disposes of Tenant's Property, (iii) Tenant agrees that Landlord may keep or dispose of Tenant's Property in any manner Landlord desires, without liability to Tenant therefor, and (iv) Tenant shall be obligated to promptly reimburse Landlord for any reasonable costs incurred by Landlord in removing and disposing of Tenant's Property (and for any reasonable costs incurred by Landlord in repairing the Premises as a result of the removal of Tenant's Property), provided Landlord has given Tenant at least ten (10) days notice that such costs will be incurred.

     9.3   Liens.  Tenant shall discharge (or eliminate from record) by bond or
           -----
otherwise, from the Premises, the Project and the Land all liens, security interests and encumbrances (including, without limitation, all mechanic's liens and stop notices) created as a result of or arising in connection with the Alterations or any other labor, services or materials provided at the request of Tenant or Tenant's Affiliates (such liens, security interests and encumbrances singularly and collectively are herein called "Liens") within a reasonable
                                               -----
period of time following receipt of written request to do so from Landlord. If Tenant has failed to remove any lien within ten (10) days of receipt of the written notice provided below, Tenant shall be liable to Landlord for all Liabilities incurred by Landlord or Landlord's Affiliates in connection with the failure to so remove such lien. If Tenant fails to discharge (or eliminate from record) any Lien caused by Tenant in accordance with the foregoing, and such failure continues for ten (10) days following delivery to Tenant of written notice reasonably describing such failure, then, in addition to any other rights and remedies available to Landlord, Landlord may take any good faith action necessary to discharge (or eliminate from record) such Liens, including, but not limited to, payment to the claimant on whose behalf the Lien was filed.

     9.4   Additional Requirements.
           -----------------------

           9.4.1  Tenant Responsibilities.  All of Tenant's Alterations shall
                  -----------------------
comply with all Laws and subject to the provisions of Section 10.4, Tenant shall
                                                      ------------
be responsible for, shall comply with, and shall perform any work required by any and all Laws in any way arising out of or in connection with such Alterations. Tenant, at its expense, shall obtain all necessary permits and certificates for the commencement and performance of Alterations and for final approval thereof upon completion, and shall cause the Alterations to be performed in compliance therewith and with all customary applicable insurance requirements, and in a good, first-class and workmanlike manner. Tenant, at its expense, shall diligently cause the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations, or any other work, labor, services or materials done for or supplied to Tenant or Tenant's Affiliates, or by any person claiming through or under Tenant or Tenant's Affiliates. Alterations shall be performed so as not to interfere with any other tenant in the Project, cause labor disharmony therein, or delay or impose any additional expense on Landlord in the construction, maintenance, repair or operation of the Project. Throughout the performance of the Alterations, Tenant, at its expense, shall carry, or cause to be carried, in addition to the insurance described in Article 13: (a) Workers' Compensation insurance in
                       ----------
statutory limits, (b) "Builder's All Risk" insurance in an amount approved by Landlord and (c) such other insurance as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord upon request with satisfactory evidence that such insurance is in effect at or before the commencement of the Alterations and at reasonable intervals thereafter until completion of the Alterations.

10.  Repairs.
     -------

     10.1   Tenant Repairs. Subject to the provisions of this Lease and the Work
            --------------
Letter, the Premises shall be delivered to Tenant in an "as is" and "all faults" condition and Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof either prior to or during the Lease Term. Subject to the provisions of this Lease, Tenant, at its expense, shall keep the Premises and every part thereof in good condition and repair, reasonable wear and tear excepted and shall, upon the expiration or sooner termination of the Lease Term, surrender the Premises to Landlord broom clean and in good condition and repair, ordinary wear and tear excepted. Tenant waives all rights to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar Laws now or hereafter in effect. If the Premises require repairs due to the negligence or wilful misconduct of Landlord or its agents, Tenant shall not be required to make such repairs under this Section except to the extent such repair work is covered by insurance that Tenant maintains or is required to maintain hereunder. Notwithstanding the foregoing, Tenant shall have no obligation to repair damage to the Base Building unless due to Tenant's gross negligence or wilful misconduct.

     10.2   Landlord  Repairs.  Landlord shall maintain and operate the Project,
            -----------------
including the Base Building arid the Building Systems, substantially in accordance with the standards of First Class Buildings, provided that Tenant acknowledges that to its current actual knowledge, except for the items described on Exhibit "L" attached herewith, the Project is currently maintained
             -----------
and operated in accordance with such standards. Landlord at its sole cost and expense (which costs shall be included in Operating Expenses, unless specifically excluded hereunder) shall maintain and operate the Project in substantial compliance with all applicable laws, rules and regulations

     Notwithstanding anything to the contrary contained herein, Landlord shall not be required to replace or realign the elevator rails of the elevators in order the improve the quality (i.e., the smoothness) of the movement of the elevators of the Buildings from floor to floor.

     10.3   Tenant Right to Make Repairs.  If Tenant provides notice to Landlord
            ----------------------------
of an event or circumstance which requires the action of Landlord with respect to the providing of utilities and/or services and/or repairs and/or maintenance and/or compliance as set forth in Sections 8.4.3, 10.2, 10.4.2, and 11.1 of this
                                  --------------  ----  ------      ----
Lease, and provided Landlord's failure to take such action has a material and adverse affect on Tenant's conduct of its business within the Premises, and Landlord fails on a timely basis to provide such action as required by the terms of this Lease, then Tenant may proceed to take the required action upon delivery of an additional thirty (30) days notice to Landlord specifying that Tenant is taking such required action pursuant to this Section, and if such action was required under the terms of this Lease to be taken by Landlord, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action plus interest at the Interest Rate. In the event Tenant takes such action, and such work will affect the Systems and Equipment, the structural integrity of the Building or the exterior appearance of the Building, Tenant shall use only those contractors used by Landlord in the Building for such work unless such contractors are unwilling or unable to perform such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in the First Class Buildings. Tenant shall comply with the terms and conditions of this Lease if Tenant takes the required action. Further, if Landlord does not deliver a detailed written objection to Tenant, within thirty (30) days after receipt of an invoice by Tenant of its costs of taking the action which Tenant claims should have been taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease, the amount set forth in such invoice together with interest at the Interest Rate. If, however, Landlord delivers to Tenant,within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from Rent, but Tenant may proceed to institute legal or arbitration proceedings against Landlord to collect the amount set forth in the subject invoice. In the event Tenant prevails in such legal or arbitration proceedings and receives a final, non-appealable judgment against Landlord, then Landlord shall pay such judgment to Tenant within thirty (30) final, non-appealable days of such judgment being entered. If such judgment is not so paid, then Tenant shall be entitled to deduct from Rent payable under this Lease the amount of such judgment together with interest thereon at the Interest Rate from the date of Tenant's payment of the costs which are the subject of the judgment until the date of such deduction.

     Disputes concerning this Section 10.3 shall be resolved through the
                              ------------
arbitration provisions set forth in Section 30.18, provided Landlord shall not
                                    -------------
be restricted from seeking an injunction against Tenant's actions through court proceedings.

     10.4  COMPLIANCE WITH LAWS.
           --------------------

           10.4.1 Tenant shall not use the Premises or knowingly permit anything to be done in or about the Premises which shall in any material and adverse way conflict with or violate any present or future law, statute, ordinance, code, rule, regulation, requirement, license, permit, certificate, judgment, decree, order or direction of any present or future governmental authority, agency, department, board, panel or court (singularly and collectively "Laws"). Except to the extent it is the responsibility of Landlord to so comply with such Laws under this Section 10.4, Tenant shall, at its
                                       ------------
expense, promptly comply with all Laws, and with the requirements of any board of fire insurance underwriters, directly applicable to the condition, use or occupancy of the Premises (other than applicable to the Base Building or Building Systems contained in the Premises except to the extent that the Base Building and/or the Building Systems are damaged by the actions of Tenant and such damage is not covered by insurance carried or required to be carried by Landlord under this Lease) or to the tenant improvements located in or about the Premises. Tenant shall not use or knowingly permit another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of Hazardous Materials; provided, however, that Tenant shall be permitted to store, maintain and use products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as Hazardous Materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable Laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Section 10.4.
                  ------------

           10.4.2 Notwithstanding any provision of this Lease to the contrary, Landlord (and not Tenant) shall be responsible, at its expense, to comply with all Laws applicable to the Common Areas, Base Building, and Building Systems of the Project to the extent noncompliance with the same shall materially and adversely affect Tenant's use of, or operations in, the Premises and with respect thereto shall promptly take all action necessary to immediately effect full compliance with such Laws if and to the extent such immediate compliance is required to comply with any governmental order; provided, however, that in no case shall Landlord be responsible for any of the foregoing compliance with law obligations to the extent such compliance is only required due to special (as opposed to the general range of office use of tenants in the Project) use by Tenant of the Premises.

           10.4.3 Notwithstanding the foregoing, Landlord and Tenant may utilize exemptions, variances and grandfather provisions contained in any Law to effect compliance therewith; provided, however, if Landlord utilizes any of the same to perform its compliance with law obligations hereunder or under the Work Letter ("Exemption Compliance") and at a later date, Tenant is required, pursuant to the provisions of Section 10.4, to perform such Exemption
                              ------------
Compliance, Landlord shall reimburse Tenant for its actual costs in doing so.

11.  Services And Utilities.
     ----------------------

     11.1  Landlord's Services.  Landlord shall in accordance with the Rules and
           -------------------
Regulations furnish to the Premises the following services and utilities, which shall, at a minimum, be comparable in quality, quantity and consistency to those same services provided in First Class Buildings:

           11.1.1  HVAC. HVAC performing at a level consistent with the
                   ----
Project's HVAC system design specifications set forth on Exhibit "F" when
                                                         ----------
necessary for normal comfort for normal office use in the Premises, from the following periods: (1) with respect to the North Tower Premises: Monday through Friday, during the period from 7:00 a.m. to 7:00 p.m., and on Saturdays during the period from 8:00 a.m. to 1:00 p.m.; (2) with respect to the South Tower
Premises: Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m. and on

Saturdays during the period from 9:00 a.m. to 1:00 p.m. (collectively, the "Normal Business Hours"), except for Sundays and New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and any other nationally and locally recognized holidays designated in accordance with the practices of the owners of the First Class Buildings (collectively, the "Holidays").

           11.1.2  Electricity.  Adequate electrical wiring and facilities for
                   -----------
connection to Tenant's lighting fixtures and incidental use equipment, provided that total capacity for the incidental use equipment and lighting fixtures does not exceed an average of eight (8) watts per rentable square foot of the Premises and provided further that the total amount of such use for 120 volt use shall be (but not shall not be required to exceed unless Tenant complies with the following sentence) three (3) watts per rentable square foot of the Premises. If Tenant desires to have the 120 volt electrical use exceed three (3) watts per rentable square foot, Landlord shall co-operate with permitting the performance of the work required to install the transformers, panels or other work (collectively, the "Electrical Upgrade Work") necessary to permit such use, provided that the costs and expense for such Electrical Upgrade Work shall be paid by Tenant and shall be performed by contractors reasonably approved by Landlord. Upon installation, all Electrical Upgrade Work shall be part of the Building Systems and be deemed the property of Landlord. Tenant shall not be charged hereunder for any additional electrical consumption in the Premises at any time until the total consumption within the Premises (excluding therefrom electrical consumption relating to HVAC and fluorescent lighting) exceeds a monthly consumption level that would exist if Tenant used an average of five (5) watts per rentable square foot of the Premises during Normal Business Hours (the "Electrical Cost Threshold"). Any charges to Tenant for electrical consumption within the Premises above the Electrical Cost Threshold shall not exceed Landlord's Actual Cost (defined below) for such excess consumption. "Actual Cost" means the actual and direct out-of-pocket cost paid by Landlord for the service or utility supplied without charge for administration, profit or overhead.

           11.1.3  Water. Hot and cold water for use in Base Building lavatories
                   -----
and other fixtures and amenities consistent with the standards of First Class Buildings. If Landlord believes that Tenant is consuming water in its Premises at a rate which materially exceeds the average level of water consumption (on a per rentable square foot basis) by all tenants and occupants in the Project, and such matter cannot be resolved following reasonable discussions with Tenant, then Landlord may (but shall not be obligated to) install a meter to measure the water furnished in the Premises (the cost of such meter being paid by Tenant). Tenant shall reimburse Landlord's Actual Cost payments to the applicable utility service provided for the amount of water used by Tenant which is materially in excess of such average in accordance with the usage set forth on the meter, plus an administrative fee consistent with administrative fees of First Class Buildings reasonably established by Landlord. In all events, Tenant shall not waste or knowingly permit the waste of water.

           11.1.4  Cleaning Services.  Cleaning services except the date of
                   -----------------
observation of the Holidays, in and about the Premises, which services shall be provided as set forth in the attached Exhibit "G".
                                      -----------

          11.1.5   Elevator Service.  Landlord shall provide first class
                   ----------------
nonexclusive, non-attended automatic passenger elevator service to and from the Premises during Normal Business Hours consistent with the service provided by First Class Buildings; provided, however, that Landlord shall provide a minimum of three (3) passenger elevators serving Tenant's floors at all times during Normal Business Hours. Landlord shall also provide passenger elevator service (consisting of at least one (1) passenger elevator serving Tenant's floors) at all times other than Normal Business Hours. Freight elevator service will also be provided to Tenant after Normal Business Hours at all times upon reasonable advance notice to Landlord's property manager. Freight elevator service after Normal Business Hours shall be provided by Landlord, provided Tenant will pay the Building's customary charge for after-hours freight elevator service, which is currently thirty-five and no/100 dollars ($35.00) per hour. The costs charged to Tenant for after-hours freight elevator service shall be subject to reflect an incremental increase in Landlord's Actual Costs for providing such service.

          11.1.6   Security. Tenant and its employees, customers and contractors
                   --------
(and those of its subleases and permitted occupants) shall be permitted access to the Premises and the Project's parking facilities seven (7) days per week and twenty-four (24) hours per day, provided such access may be limited, (consistent with the standards of First Class Buildings) by

Landlord's Rules and Regulations of the Project and access to parking shall only be to exercise the parking rights granted in this Lease. Landlord shall provide security personnel to escort employees and visitors of Tenant (and its sublessees and permitted occupants) from the Building lobby to the Project parking facilities during hours other than Normal Business Hours consistent with the operating standards of First Class Buildings. In addition to the foregoing, Tenant and Tenant's contractors shall have the right (without further payment of rent to Landlord) to install, repair, replace, remove, operate and maintain such Tenant security systems and cable, wiring, conduits or other equipment incidental to such security systems (the "Tenant Security Systems") as reasonably desired by Tenant in, on or upon the Premises and in the common stairwells and shafts in the core of the Building(s) at such locations as reasonably requested by Tenant and reasonably approved by Landlord. The Tenant Security Systems shall be designed and operated so as not to interfere with the systems and operations of the Building. The Tenant Security Systems shall remain the property of Tenant and shall be removed by Tenant (and all damage to the Building(s) caused by the installation, operation and such removal repaired by Tenant) upon delivery of the Premises to Landlord at the expiration or sooner termination of this Lease. Landlord shall, at no cost to Landlord, use reasonable efforts to coordinate its security system with Tenant Security Systems and to otherwise cooperate with Tenant's installation, alteration and operation of a security system for its Premises. If Landlord incurs costs in connection with co-ordinating the installation and operation of the Tenant Security systems with the systems and operations of the Building, following Landlord's notice of the costs that will be incurred, Tenant will reimburse Landlord for such costs within thirty (30) days following Landlord's request for such reimbursement.

           11.1.7  Common Areas. Landlord shall operate, maintain, clean, light,
                   ------------
heat, ventilate and air-condition the Common Areas to a standard no less than that which is comparable to the First Class Buildings and to the extent consistent with the standards of First Class Buildings provide both Buildings with lobby visitor reception services and after hours access monitoring.

           11.1.8  Directory Board. At the lobby directory of each Building,
                   ---------------
Tenant shall, at no cost to Tenant, be furnished with up to two (2) designated names (identifying Tenant, its Affiliates, sublessees and assignees) per one thousand (1,000) rentable square feet of the space of the Initial Premises leased to Tenant in such Building. Additional lines of directory space will be added at a ratio and cost to Tenant to the extent consistent with the standards of First Class Buildings.

           11.1.9  Access to Special Tenant Areas, Shafts, Risers and Conduits.
                   -----------------------------------------------------------

                   11.1.9.1 In addition to Tenant's rights (and Landlord's obligations with respect to intra-Building risers pursuant to the Work Letter), subject to Landlord's prior review and approval of specific plans describing Tenant's intended use, provide Tenant with reasonable access to and use (taking into account the size of the Premises and any other space leased or subleased by Tenant in the Project (including without limitation any space on the C-Level of the Project), the needs of a tenant of the size of Tenant and the demands of modern telecommunications technology) of (a) intra-Building telephone network cabling and equipment within the control of Landlord, and (b) intra-Building risers and conduits to allow installation, alteration, repair, maintenance and replacement of such telecommunications cabling as Tenant may require to operate its telecommunications system servicing the Premises and any other space leased or subleased by Tenant in the Project (including without limitation any space on the C-Level of the Project); provided such uses do not interfere with the Building systems or operations or the other uses by other tenants of such areas. Notwithstanding the foregoing, Landlord hereby acknowledges and agrees that pursuant to the Work Letter, Landlord shall provide Tenant commercially reasonable room in the intra-Building riser of the North Tower for the installation of Tenant's cabling to accommodate the commercially reasonable telecommunication needs of Tenant (taking into account the size of the Premises and any other space leased or subleased by Tenant in the Project (including without limitation any space on the C-Level of the Project)).

                   11.1.9.2 Landlord shall provide Tenant with (i) approximately 240 rentable square feet of space on the 14th Floor of the North Tower for the purpose of installing and operating a chilled water unit ("Chiller Unit") and (ii) approximately 400 rentable square feet of space on the D- Level of the Project for the purpose of installing and operating an auxiliary electrical generator (the "Electrical Generator") (together, the Chiller Unit and the Electrical Generator will be referred to herein as "Utility Units"). The spaces referred to above for the Utility Units (the "Utility Spaces") shall be considered part of the Premises, except that (i) Tenant shall not be required to pay rent for such Utility Spaces; (ii) such space shall be used only for purposes relating to the Utility Units; (iii) no services shall be provided to the Utility Spaces and
(iv) access to such spaces shall be reasonably limited by Landlord. Within one
(1) year following the actual execution and delivery of this Lease, Tenant must request in writing that Landlord deliver the Utility Spaces and Landlord shall deliver such requested space(s) to Tenant within sixty (60) days of such notice. If Tenant fails to deliver such request within such one (1) year period, Tenant's rights under this Section 11.1.9.2 shall terminate and be of no further
                           ----------------
force or effect. Landlord shall deliver the Utility Spaces "As-Is" with all faults and with no representations or warranties with respect to the quality or suitability of such spaces for Tenant's purposes. Tenant shall be solely responsible for all costs and expenses and for the performance or any work required to comply with Applicable Laws as may be applicable to Tenant's installation of the Utility Units and the use of the Utility Spaces. Landlord shall use commercially reasonable efforts to provide Tenant with reasonable access to the Building's risers and other parts of the Building and to Building Systems for the purpose of connecting cable, chilled water pipes and other connections ("Utility Connections") necessary to connect the Utility Units with the portions of the Premises (and any other space leased or occupied by Tenant in the Project (including, without limitation, any space on the C-Level of the Project)) to be serviced by such Utility Units. No such Utility Connections shall interfere with Landlord's operations of the Building Systems. The installation and removal of such Utility Connections shall be performed by Tenant at Tenant's sole cost and expense in a good and workmanlike manner using quality materials and following Landlord's reasonable approval of the plans and specifications for such work. At the end of the Lease Term, Tenant shall surrender each Utility Space to Landlord with the Utility Units and Utility Connections removed and all affected areas of the Building and the Project restored to the condition existing prior to the installation of the Utility Units. Tenant, at its sole cost and expense, shall submeter the electricity, water and other Utility Connections to the Utility Units and shall be solely responsible for all such utility costs.

                11.1.9.3 Tenant shall have access at all times to and from the Premises and any space leased and/or occupied by Tenant on the subterranean levels of the Project.

     11.2  Restrictions on Use.  Tenant will not, without the prior written
           -------------------
consent of Landlord, which shall not be withheld, conditioned or delayed unless such use shall cause a Design Problem, use any apparatus or device in the Premises which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space, nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises), for the purpose of using electric current or water. If any lights, machines or equipment (other than standard general office equipment for comparable tenants) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the building standard lights and usual office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including but not limited to modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord within thirty (30) days after demand therefor by Landlord.

     If Tenant desires service for the excess consumption needs of Tenant, following Tenant's written request of Landlord to provide the same and Tenant's written approval of the cost thereof, and if Landlord is able to provide such service with its available facilities, Landlord shall provide such services and charge Tenant the Actual Costs for such additional needs. When reasonably appropriate to do so based upon a reasonable history of such excess electrical consumption by Tenant, Landlord shall have the right to install, at Tenant's expense, an electric current meter in the Premises to measure the amount of electric current consumed on the Premises. In those cases where Landlord requires Tenant to pay for excess usage of electricity, water or other service or utility, Landlord shall provide, upon Tenant's request, evidence that such charges are made in compliance with the terms of this Lease. Provided such units do not pose a Design Problem, Landlord will reasonably approve Tenant's request to install supplemental air-conditioning units ("Supplemental AC Units") provided all work is performed (including the installation of 220 volt electrical power and installation of separate meters for the electricity used by such Supplemental AC Units) at Tenant's sole cost and expense, complies with the other terms applicable to Alterations to the Premises and Tenant reimburses Landlord for all electrical charges for operating such Supplemental AC Units.

     11.3  Other Terms Applicable to Extra Utilities and Services.
           ------------------------------------------------------

           11.3.1  Average Consumption Limits. Notwithstanding any provision of
                   --------------------------
this Lease to the contrary, Tenant shall not be required to pay any charge or fee for excessive use of utilities (other than After Hours HVAC and excess electricity, the costs of which are specifically set forth in Sections 11.3.2
                                                              ---------------
and 11.1.2, respectively) if Tenant's average consumption per square foot of
    ------
rentable area for the entire Premises, measured over a reasonably representative time period, of the utility in question (e.g., water) does not materially exceed the average consumption by office tenants in First Class Buildings with normal business operations (the "Average Consumption") per rentable square foot of such utility service measured over the same period of time. Any such charges for excess utilities or services which Tenant is obligated to pay shall be deemed to be additional rent hereunder.

           11.3.2  After Hours HVAC. Notwithstanding the foregoing, Landlord
                   ----------------
agrees to make available, subject to interruption for repairs and restorations, after-hours HVAC service to the Premises (at the prevailing rates for the Building, from time to time subject to the provisions below) during the Term of this Lease. Tenant acknowledges that Landlord currently charges a fee per hour for after-hours heat or air-conditioning (the "Hourly Charge") of two hundred Forty-Three and no/100 dollars ($243.00) per hour and that such service is provided for a minimum of two (2) hours. Tenant further acknowledges that such Hourly Charge shall be applicable to any after-hours heat or air-conditioning which Tenant requests and obtains from each Building's heating and air-conditioning system. The Hourly Charge shall not be increased by Landlord except in the event that Landlord's Actual Cost to provide such after-hours HVAC increases above the greater of such amount or Landlord's Actual Cost to provide the same as of the date hereof (whichever is greater), in which event Landlord may increase the Hourly Charge by such actual incremental increase in such Actual Cost. In the event Tenant and/or other tenants request from Landlord use of after-hours HVAC serving the same zone for the same time period, the Tenant's charge hereunder shall be reduced to be its pro-rata share (based upon rentable square feet) of the HVAC service provided to such zone. During the initial Term of this Lease only and not part of a renewal period, the first two hundred forty
(240) hours of after-hours HVAC service requested by Tenant and provided by Landlord during any calendar year shall be at no charge.

           11.3.3  After-Hours Uses of Other Services or Utilities. Subject to
                   -----------------------------------------------
the provisions of this Article 11, if Tenant desires to have any services or
                   ----------
utilities supplied to the Premises at times other than those which Landlord is obligated to provide such service of utilities, and if Landlord is able to provide the same and Tenant provides adequate notice thereof to Landlord, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services or utilities.

     11.4  Interruption Of Use.  Except as provided in Sections 14.4 and 30.16,
           -------------------                         -------------     -----
below, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at each Building after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, subject to the provisions of Sections 14.4 and 30.16. Furthermore, Landlord shall not
                     -------------     -----
be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to any such failure to furnish any services or utilities.

12.  Entry by Landlord.
     -----------------

     12.1  Entry by Landlord.  Landlord shall at all reasonable times upon
           -----------------
reasonable advance notice (except in the event of an emergency) have the right to enter the Premises in order to: inspect the Premises; post notices of non-responsibility; show the Premises to prospective purchasers or lenders or, during the last twelve (12) months of the Lease Term, to prospective tenants; perform its obligations and exercise its rights hereunder; and subject to the provisions of this Lease, make repairs, improvements, alterations or additions to the Buildings or any portion thereof as Landlord deems necessary or desirable and to do all things necessary in connection therewith. Landlord shall retain (or be given by Tenant) keys to unlock all of the doors to or within the Premises, excluding doors to Tenant's vaults and files and except as provided in
Section 12.3 below.  Landlord shall have the right to use any and all means
------------
necessary to obtain entry to the Premises in an emergency. Landlord may make any such entries without abatement of rent and may take such steps as required to accomplish the stated purposes(subject to the provisions of Sections 12.2 and
                                                               -------------
30.16 below).  Subject to the provisions of this Lease, Landlord's entry to the
-----
Premises shall not, under any circumstances, be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

     12.2  Landlord Entry Restrictions.  Notwithstanding any provision of this
           ---------------------------
Lease to the contrary, with respect to any entry by Landlord or any Landlord employee, agent or contractor (a "Landlord Party"): (i) if such entry is for the purpose of performing any construction, repair or maintenance work, which will materially affect the operation of Tenant's business with respect to any significant portion of the Premises, Landlord shall, if Tenant so requests, schedule such work during hours other than Normal Business Hours and otherwise at such times as shall minimize the impact on Tenant's business; provided, however, that the provisions of this Section 12.2 shall not apply in the case of
                                     ------------
any entry in an emergency, or at the request of Tenant; (ii) Landlord shall take all measures reasonably necessary to avoid any damage to the Premises, the leasehold improvement therein, any Alterations and Tenant's Property; provided, however, in any emergency, consideration of those "measures reasonably necessary" shall take into account the nature of the emergency; and (iii) Landlord shall promptly fully restore, repair and/or replace any damage to the leasehold improvements, any Alteration, the Premises and Tenant's Property resulting from such entry.

     12.3  Secure Areas.  Tenant may designate up to two (2) areas of the
           ------------
Premises totaling no more than five hundred (500) rentable square feet of space as "Secure Areas" should Tenant require such areas for the purpose of securing certain valuable property or confidential information. Notwithstanding any provision of this Lease to the contrary, Landlord may not enter such Secured Areas except in the case of emergency or in the event of a Landlord inspection, in which latter case Landlord shall provide Tenant with three (3) days' prior written notice of the specific date and time of such Landlord inspection. Tenant shall provide Landlord with a key for such Secure Areas (to be held pursuant to a security procedure reasonably satisfactory to Tenant) for Landlord's use for entry purposes in the event of an emergency.

13.  Insurance.
     ---------

     13.1  All-Risk Insurance.  At all times during the Lease Term, Tenant, at
           ------------------
its expense, shall maintain in effect policies of "All Risk" (Special Causes of Loss) (without coverage for earthquake damage except for sprinkler leakage) insurance covering: (a) for their full replacement cost new (subject to reasonable deductibles), the tenant improvements, including Alterations, wholly contained within the Premises which are not part of (i) the Base Building, Building Systems, Shell and Core (defined in the Work Letter), or (ii) Landlord's Work (defined in the Work Letter) (such improvements and Alterations being referred to herein as the "Tenant Responsible Improvements"); and (b) for their full replacement cost (subject to reasonable deductibles) all of Tenant's Property and other tangible personalty from time to time in, on or about the Premises (without deduction for depreciation) (subject to reasonable deductibles) from time to time during the Term of this Lease. Such policies shall provide for protection against any perils normally included within the classification of "All Risk", and shall contain endorsements, covering: demolition and increased cost of construction; water damage, vandalism and malicious mischief, but shall not be required to cover earthquake damage. The proceeds of such insurance (for tenant improvements) shall be used for the repair or replacement of the property so insured, except that upon termination of this Lease following a casualty as set forth herein, the proceeds of such insurance shall be paid as follows: first to Landlord in an amount equal to forty dollars ($40.00) per rentable square foot of the North Tower Premises and Forty-Five dollars ($45.00) per rentable square foot of the South Tower Premises (and in the case of a partial termination, such amount shall be based on the square footage of the applicable area of Premises terminated); and second, to the extent there are remaining proceeds, the remaining proceeds to Tenant.

     13.2  Public Liability And Property Damage Insurance.  At all times during
           ----------------------------------------------
the Lease Term, Tenant, at its expense, shall maintain Commercial General Liability Insurance (including property damage) with respect to the ownership, maintenance and condition of the Premises and the business conducted therein, which shall be on an occurrence form. Such insurance shall at all times have limits of not less than five million dollars ($5,000,000) combined single limit per occurrence for bodily injury, personal injury and property damage liability. At Landlord's request, and only following the first five (5) years of the Lease Term, these limits shall be increased from time to time during the Lease Term (but not more often than once every two (2) years) to such higher limits as Landlord or its insurance consultant believe are necessary to protect Landlord, provided such increased amounts shall be in no event greater than the amounts typically required by landlords from comparable tenants of First Class Buildings. The amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. Each policy shall contain cross liability endorsements, if applicable.

     13.3  Policy Requirements.
           -------------------

           13.3.1  General Requirements.  All insurance required to be carried
                   --------------------
hereunder shall be issued by responsible insurance companies with a rating of not less than A-VII in Best's Insurance Guide, or comparable company Landlord approves. Copies of all certificates with respect to Tenant's insurance therefor shall be delivered to Landlord prior to Tenant's occupancy of the Premises. Each policy shall provide that the insurer shall not cancel such policy unless it has provided thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with renewals or "binders" of each policy, together with evidence of payment of the premium therefor, at least thirty (30) days prior to expiration. Tenant shall be permitted to use such blanket policies of insurance and combinations of primary and excess (umbrella) policies as is consistent with its normal practice, so long as the amount of insurance and the scope and type of coverage shall conform to the requirements contained in this Lease.

           13.3.2  Additional Insureds.  Landlord, any other party reasonably
                   -------------------
specified by Landlord and, if required, Landlord's Mortgagee shall be named as additional insureds as to Tenant's Commercial General Liability policy, and if requested by Landlord, they also shall be named as loss payees with respect to the property insurance with respect to the tenant improvements contained within the Premises (subject to the rights of Tenant hereunder).

          13.3.3   Waivers Of Subrogation. Each policy of All Risk Insurance
                   ----------------------
which either party obtains hereunder shall include a clause or endorsement denying the insurer any right of subrogation against the other party hereto. Landlord and Tenant each waive any rights of recovery against the other for injury or loss due to hazards covered by its own All-Risk insurance, to the extent of the injury or loss covered thereby.

     13.4  Tenant's Failure To Deliver Policies.  If Tenant fails to deliver
           ------------------------------------
insurance certificates and evidence of payment therefor within the time required pursuant to Section 13.3.1, and such failure continues for three (3) business
            --------------
days following Landlord's delivery to Tenant of written notice of such failure, Landlord may, but shall not be obligated to, obtain the required insurance, and the cost thereof shall be payable by Tenant to Landlord within thirty (30) days following Landlord's written demand. Nothing in this Section 13.4 shall be
                                                      ------------
deemed to be a waiver of any rights or remedies available to Landlord under this Lease or at law or in equity if Tenant fails to obtain and deliver the required insurance policies and evidence of payment.

     13.5  Landlord's Property Insurance.  Landlord shall insure the Building
           -----------------------------
during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage (and a rental loss endorsement), vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage on the Building for its full replacement. Such coverage shall be in such amounts, from such companies, and on such terms and conditions, as is customarily carried by reasonably prudent landlords of First Class Buildings. Additionally, at the option of Landlord, but subject to the provisions of Section 7.1.4, above, such insurance coverage
                                 -------------
may include the risks of earthquakes and/or flood damage and additional hazards, a related rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Buildings or the ground or underlying lessors of the Buildings, or any portion thereof. Upon inquiry by Tenant, from time to time, Landlord shall inform Tenant of such coverage carried by Landlord. Tenant shall neither knowingly use the Premises nor knowingly permit the Premises to be used or acts to be done therein in a manner which will
(i) increase the premium of any insurance described in this Section 13.5 unless
                                                            ------------
Tenant pays for the increase in such premium; or (ii) cause a cancellation of any such insurance policies. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant and Landlord shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

14.  Damage Or Destruction; Eminent Domain.
     -------------------------------------

     14.1  Repair of Landlord's Restoration Areas By Landlord.  Provided this
           --------------------------------------------------
Lease is not subject to (or is no longer subject to) termination by Landlord or Tenant as provided below (other than the rights of Tenant under the provisions of Section 14.6 (excluding the first sentence thereof), following discovery of
   ------------
any damage or destruction to the Landlord Restoration Areas, Landlord shall, at Landlord's sole cost and expense, in a commercially reasonable manner (and with reasonable promptness), repair, restore and rebuild all such Landlord Restoration Areas (during which time this Lease shall remain in full force and effect) except for modifications required by zoning and building codes and other laws ("Law Modifications"). Landlord Restoration Areas as used herein shall mean any portion of the Project, including the Base Building and Building Systems of any floor on which the Premises are located, the damage or destruction of which materially and adversely affects Tenant's access to, or use, enjoyment or occupancy of the Premises (or the parking facilities servicing the Premises).

     14.2  Repair of the Tenant Responsible Improvements by Tenant.  Provided
           -------------------------------------------------------
this Lease is not subject to (or is no longer subject to ) termination by Landlord or Tenant as provided below, following discovery of any damage to the Tenant Responsible Improvements, Tenant shall, at Tenant's sole cost and expense, promptly commence to repair, restore and rebuild such Tenant Responsible Improvements (or their reasonable equivalent) to the same condition existing immediately prior to the damage (which reflects reasonable wear and tear existing immediately prior to the damage), or to any other configuration or level of improvement consistent with general office use in First Class Buildings, and thereafter shall diligently pursue such repair, restoration and rebuilding to completion, during which time this Lease shall remain in full force and effect subject to Section 14.4.
                            ------------

     14.3  Damage Estimate; Cooperation; Insurance Proceeds.
           ------------------------------------------------

           (a) Within sixty (60) days after discovery of any occurrence of damage or destruction affecting the Landlord Restoration Areas, Landlord shall provide Tenant with written notice ("Landlord's Estimate Notice'") of whether the Landlord Restoration Areas will be replaced, restored and rebuilt pursuant to the terms hereof and of Landlord's best good faith estimate of the time to do so. At any time, from time to time, after the date occurring twenty (20) days after the date of the damage or destruction, but no more often than once every ninety (90) days, Tenant may request that Landlord provide Tenant with a certificate from a reputable architect or a reputable contractor setting forth the architect or contractor's reasonable opinion of the date of completion of the required repairs of the Landlord Restoration Areas and Landlord shall respond to such request, in writing, within fifteen (15) days.

           (b) In each case where Landlord and Tenant will be responsible for prosecuting restoration work pursuant to this Article 14, each party will
                                              ----------
exercise reasonable efforts to cooperate with the efforts of the other party to prosecute its work on a timely and cost-efficient basis.

     14.4  Rent Abatement.  If all or part of the Premises are rendered
           --------------
completely or partially untenantable on account of fire or other casualty to the Premises and/or Base Building and/or the Building System or the Common Areas, Monthly Rent, Tenant's Share of Excess Direct Expenses, parking charges and all other forms of additional rent (collectively, "Tenant's Monetary Obligations'") shall be abated in the proportion that the rentable area of the untenantable portion of the Premises bears to the total rentable area of the Premises. Such abatement shall commence on the date of the damage or destruction and shall continue until the Premises and all relevant portions of the Common Areas have been substantially repaired and Tenant has been granted sufficient time to reinstall the Tenant Improvements, its furniture, fixtures and equipment and move into the Premises, which period of time shall be extended for Force Majeure Events and delays caused by the Landlord. However, if Tenant reoccupies any portion of damaged portion of the Premises prior to the date that the Premises are substantially repaired, the Rent allocable to the reoccupied portion shall be payable by Tenant from the date of such occupancy in the proportion that the rentable area of the reoccupied portion of the Premises bears to the total rentable area of the Premises, provided, further, if the Premises (or access thereto) is damaged such that the remaining portion thereof is not sufficient to allow Tenant to conduct its business operations from such remaining portion and Tenant does not conduct its business operations therefrom, Landlord shall allow Tenant a total abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result of the subject damage. If Tenant's right to abate under this Section 14.4 occurs during a free rent period or during another
                 ------------
period during which Tenant's Monetary Obligations hereunder are abated or subject to another rent credit provision under either this Lease or the Work Letter ("Overlap Period"), Tenant shall be entitled to an additional free rent credit (applicable to the rent next due and payable) equal to the free rent to which Tenant was otherwise entitled during the Overlap Period but which was not used by virtue of application of this Section 14.4.
                                      ------------

     14.5  Landlord's Election to Terminate.
           --------------------------------

           (a) Notwithstanding any provision of this Lease to the contrary, in the event that casualty damage to a substantial portion of the Building and the Premises (whether or not such damage is an insured loss) occurs, Landlord may terminate this Lease upon written notice to Tenant if: (i) either (x) repairs to the Premises (including all tenant improvements contained therein) cannot reasonably be completed within three hundred sixty-five (365) days of the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); or (y) the damage to the Landlord Restoration Areas arising as a result of such casualty is not fully covered, except for deductible amounts, by insurance policies held by Landlord (and is not required to be insured by Landlord pursuant to Article 13) and the amount of such damage not
                                ----------
covered by (or required to be covered by) insurance, including deductible amounts, is in excess of ten million dollars ($10,000,000); and (ii) either (x) in the event the Premises are damaged, Landlord terminates all leases of tenants of the Building sustaining damage, if any, comparable to that sustained by Tenant, which Landlord has a right to terminate; or (y) in the event the Premises are not materially damaged, Landlord terminates all leases of tenants in the Building and Landlord elects to demolish the Building or not to commence repair or restoration to the Building within eighteen (18) months from the date of the damage is discovered.

           (b) If Landlord elects to terminate this Lease pursuant to this
Section 14.5, its notice of termination shall be given within sixty (60) days after discovery of the damage, destruction or events in question and this Lease shall terminate on the date specified in such notice; provided, however, such termination date shall be no less than ninety (90) days following Landlord's notice of termination.

     14.6  Tenant's Right to Terminate this Lease.
           --------------------------------------

           (a) Notwithstanding the foregoing, in the event that Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs of the Landlord Restoration Areas and the Tenant Responsible Improvements cannot be reasonably completed within three hundred sixty-five (365) days after being commenced (which three hundred sixty-five [365] day period shall not be subject to extension as a result of any Force Majeure Event), Tenant may elect, no earlier than sixty (60) days after the discovery of the damage and not later than sixty (60) days following Tenant's First Estimate Notice, to terminate this Lease by written notice to Landlord effective as of any date within sixty (60) days thereafter. Furthermore, if Landlord fails to complete the repairs of the Landlord Restoration Areas within three hundred sixty-five (365) days following the damage or destruction, Tenant shall have the right to terminate this Lease within five (5) business days of the end of such period and thereafter during the first five (5) business days of each calendar month following the end of such period until such time as the repairs are complete, by notice to Landlord (the "Damage Termination Notice"), effective as of a date set forth in the Damage Termination Notice (the "Damage Termination Date"), which Damage Termination Date shall not be less than five
(5) business days following the end of such period or each such month, as the case may be. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty (30) day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty (30) day period, then this Lease shall terminate upon the expiration of such thirty (30) day period.

           (b) Notwithstanding the foregoing, if Landlord shall be obligated to repair or restore the Premises under the provisions of this Article 14 and shall
                                                            ----------
not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Tenant may, at any time prior to the commencement of such repair or restoration, give written notice to Landlord and to any lenders of which Tenant has actual notice of Tenant's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Tenant gives such notice to Landlord and such lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, subject to the remaining rights of termination set forth in this Article 14, this Lease shall terminate as of
                                 ----------
the date specified in said notice. If Landlord or a lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Article 14 shall mean either the unconditional authorization of the full
        ----------
preparation of the required plans (and engagement of a qualified architect), or the beginning of the actual work on the Premises, whichever first occurs; provided that in the case of preparation of plans, such plans are diligently prepared and work based thereon promptly commenced.

     14.7  Damage Near the End of Term.  In the event that the Premises or the
           ---------------------------
Building is destroyed or damaged rendering the Premises untenantable and the time necessary to repair or restore the Premises would exceed ninety (90) days (when such repairs are made without payment of overtime or other premiums) during the last twelve (12) months of the Lease Term and Tenant did not previously exercised its option to extend the Lease Term, then notwithstanding anything contained in this Article 14, Landlord or Tenant shall have the option
                           ----------
to terminate this Lease by giving written notice to the other party of the exercise of such option within sixty (60) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice, Tenant shall pay the Monthly Rent and additional rent, properly apportioned up to such date of damage (subject to abatement under Section 14.4),
                                                                  ------------
and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

     14.8  Termination: Advance Payments.  Upon termination of this Lease
           -----------------------------
pursuant to this Article 14, an equitable adjustment shall be made concerning
                 ----------
all advance rent and any advance payments, if any, previously made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit (if any) as has not theretofore been applied by Landlord in accordance with the terms and provisions of this Lease.

     14.9  Application to Separate Buildings.  In recognition of the fact that
           ---------------------------------
the Premises hereunder are located at two separate buildings at the Project and damage of destruction may occur to one such building and not the other (or to the portion of the Premises located in one building and not the other) the terms of this Article 14 shall apply separately to the North Tower Premises (and to
        ----------
the North Tower as the Building for such Premises) and to the South Tower Premises (and to the South Tower as the Building for such Premises) as if there were to separate leases one covering the North Tower Premises and one covering the South Tower Premises; provided, however, that if under this Article 14
                                                                ----------
Tenant has the right to exercise a right of termination with respect to the North Tower Premises (or if Landlord shall elect to terminate this Lease as to the North Tower Premises), it shall also have the right to terminate this Lease as to the South Tower Premises.

     14.10 Eminent Domain.  Landlord may terminate this Lease upon one hundred
           --------------
eighty (180) days written notice to Tenant if the whole or any part of the Premises, or a part of the Building reasonably deemed necessary by Landlord for the operation of the Building (and Landlord in fact stops operation of the Building), is condemned, taken or appropriated by any public or quasi-public authority under the power of eminent domain, police power or otherwise

(or in the event of a sale in lieu thereof) and as a result thereof Landlord terminates the leases of all other tenants in the Building similarly affected by such taking. Tenant shall have the right to terminate this Lease upon written notice to Landlord if twenty-five percent (25%) or more of the Premises or if so much of the Building that Tenant's ability to access the Premises is condemned, taken or appropriated by any public or quasi-public authority under the power of eminent domain, police power or otherwise (or in the event of a sale in lieu thereof). Whether or not this Lease is so terminated, Landlord shall be entitled to any and all income, rent, award, or interest thereon which may be paid or made in connection with the taking or appropriation, provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's Property or for damages for cessation or interruption of Tenant's business, loss of goodwill, relocation and moving expenses and fifty percent (50%) of the "bonus value" of Tenant's leasehold interest in this Lease actually awarded by the condemning authority. If Landlord elects to terminate this Lease, its notice of termination shall be given within three hundred sixty-five (365) days after the taking or appropriation. If such notice is not given or if Landlord notifies Tenant of Landlord's election not to terminate (and Tenant does not exercise any of its rights of termination under this Section 14.10), this Lease shall
                                        -------------
continue in full force and effect, except that the Tenant's Monetary Obligations shall be reduced in the proportion that the rentable floor area of the Premises which is taken bears to the total Rentable Area of the Premises. Nothing contained in this Section shall prevent Tenant from bringing a separate action or proceeding for compensation for any of Tenant's Property taken, Tenant's moving expenses or any other compensation that Tenant may be able to receive from the condemning authority as part of a separate action that does not affect Landlord's compensation.

     14.11 Waiver.  The provisions of this Lease, including this Article 14,
           ------                                                ----------
constitute an express agreement between Landlord and Tenant with respect to any and all damage, destruction or condemnation of all or any part of the Premises and the Building and any statute or regulation of the State of California, including, without limitation, Sections 1931(2) and 1933(4) of the California Civil Code, and Section 1265.130 of the California Code of Civil Procedure, with respect to any rights or obligations concerning damage or destruction or condemnation in the absence of an express agreement between the parties, and any other similar Law now or hereafter in effect, shall have no application to this Lease.

15.  Assignment And Subletting.
     -------------------------

     15.1  Landlord's Consent Required.  Subject to the provisions of this
           ---------------------------
Article 15, Tenant shall not voluntarily, involuntarily or by operation of any
----------
Laws sell, convey, mortgage, assign, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or the Premises (each such action by Tenant to be known as a "Transfer") without Landlord's prior written consent in each instance, and any attempt to do so without this consent shall be null and void.

     15.2  Notice.  If Tenant desires to make a Transfer, Tenant shall notify
           ------
Landlord in writing. This notice shall be accompanied by: (a) a statement setting forth the name and business of the proposed transferee of the Transfer (the "Transferee"); (b) a copy of the proposed documents, in substantially complete form (whether or not executed) evidencing the material terms of the proposed Transfer including the financial terms of the Transfer (including, without limitation, the term, the rent and any security deposit, "key money"); and (c) financial statements (which shall, if the same shall always exist, be certified by an independent certified public accountant) and other information reasonably requested by Landlord relating to the business of the Transferee or the use of the Premises proposed by the Transferee. In the event that Tenant shall have submitted unexecuted transfer documents, Tenant shall not, without resubmitting the same for Landlord's consent, materially change the terms of the proposed Transfer.

     15.3  Consent By Landlord.  Landlord shall not unreasonably withhold or
           -------------------
condition its consent to any Transfer proposed by Tenant. Landlord and Tenant agree that the withholding or conditioning of Landlord's consent shall be deemed reasonable if one or more of the following conditions are applicable:

           (a) The primary use of the Premises by the proposed Transferee is not a Permitted Use, or would otherwise reasonably offend the majority of landlords of First Class Buildings.

          (b) In the case of an assignment of the entire Lease or a sublease of all or substantially all of the Premises for the remainder of the Lease Term, the proposed Transferee does not have sufficient financial capabilities to perform all of its obligations as such obligations become due.

          (c) The proposed Transferee is an occupant of any part of the Project or has negotiated with Landlord within the preceding one hundred fifty (150) days for space in the Project (as evidenced by the exchange of written proposals for a proposed transaction to lease space in the Project), and Landlord has
                                                           ---
direct space in the Project available for Lease substantially consistent with the requirements of the Transferee with respect to Premises size, floor height, location and delivery condition (such as shell vs. improved space condition).

          (d) The proposed Transferee is (i) an instrumentality which is that of a foreign country, (ii) which is of a character or reputation, is engaged in a business, or is of, or is associated with, a political orientation or faction, which would reasonably offend most landlords of the First Class Buildings, (iii) a governmental entity or other entity which is capable of exercising the power of eminent domain or condemnation, or (iv) which would significantly increase the human traffic in the Premises or Building above that of comparable tenants of the Building (or Tenant's human traffic, whichever is greater). Notwithstanding the foregoing, if Landlord leases space in the Building to a tenant (an "Accepted Tenant") that has one of the attributes described in (i) through (iv), above, then so long as such Accepted Tenant leases space in the Building, Tenant may sublease space to a party that has the same attributes as the Accepted Tenant that Landlord has leased to the Accepted Tenant (and provided that such proposed subtenant is otherwise qualified hereunder).

          (e) All of the other terms of this Section 15.3 are complied with.
                                             ------------

          The conditions described above are not exclusive and shall not limit or prevent Landlord from considering additional factors in determining if it should reasonably withhold its consent.

     15.4 Corporate And Partnership Transactions.  If Tenant is a corporation
          --------------------------------------
which is not publicly held, a dissolution of the corporation or a transfer of a majority of the voting stock of Tenant shall be deemed to be an assignment of this Lease subject to the provisions of this section. However, these provisions shall not apply to transactions with a corporation into or with which Tenant is merged, reorganized or consolidated or to which substantially all of Tenant's assets are transferred or which controls, is controlled by, or is under common control with, Tenant, if the principal purpose of the merger or transfer is not the assignment of this Lease and Tenant's successor assumes all the obligations of Tenant under this Lease. If Tenant is a partnership which is not publicly held, a dissolution of the partnership (including a "technical" dissolution) or the withdrawal or change, voluntarily, involuntarily or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of the partnership interests within a twelve (12) month period shall be deemed an assignment of this Lease subject to the provisions of this Article 15,
                                                                     ----------
regardless of whether the transfer is made by one or more transactions, or whether one or more persons hold the controlling interest prior to or after the transfer. Notwithstanding any provision of this Lease to the contrary, a fifty percent (50%) (or any) transfer of shares or interests in either DMJM or AeCom shall not be deemed a Transfer hereunder provided such transfer is not a subterfuge to avoid the terms of this Article 15.
                                      ----------

     15.5 No Release Of Tenant.  Subject to the provisions of Section 15.9,
          --------------------                                ------------
notwithstanding the granting of Landlord's consent, no sale, conveyance, mortgage, pledge, subletting, assignment or other transfer or encumbrance of this Lease or the Premises shall release or alter Tenant's liability to pay rent and perform all of its other obligations hereunder. The acceptance of rent by Landlord from any person other than Tenant shall not be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed to be consent to any subsequent assignment or subletting. After any assignment, sublease or other transfer or encumbrance, Landlord may consent to subsequent assignments, subleases, transfers or encumbrances, or amendments to this Lease, without notifying Tenant or any other person, without obtaining consent thereto, and without relieving Tenant of liability under this Lease.

     15.6 Additional Charges.  If Landlord consents to an assignment or
          ------------------
sublease, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium", as that term is defined in this Section 15.6, received by Tenant from such assignee
                             ------------
or subtenant. "Transfer Premium" shall mean all rent, additional rent or other consideration (collectively, "Consideration") payable by such assignee or subtenant in excess of the Monthly Rent and Direct Expenses payable by Tenant under this Lease, on a per rentable square foot basis if less than all of the Premises is transferred, after deducting all expenses incurred by Tenant for (a) any changes, alterations and improvements to the Premises in connection with the assignment or sublease, (b) any brokerage commissions in connection with the assignment or sublease,(c) any costs to buy-out or takeover the previous lease of an assignee or subtenant, (d) all allowances and monetary concessions, (e) all attorneys' fees, architectural and design fees, marketing fees and advertising costs and consultants' fees incurred by Tenant in connection with the Transfer, (f) the amount of any Monthly Rent, Direct Expenses and other additional rent paid by Tenant to Landlord with respect to the Premises subject to the Transfer during the period (the "Vacancy/Marketing Period") commencing on the later of: (i) the date Tenant contracts with a reputable broker to market the such portion of the Premises and notifies the Landlord in writing of such contract (or commences active negotiations with a prospective Transferee), and
(ii) the date Tenant vacates the such portion of the Premises, until the commencement of the payment of periodic rent under the Transfer. The determination of the amount of Landlord's applicable share of the Transfer Premium shall be made on a monthly basis as rent or other consideration is received by Tenant under the Transfer. For purposes of calculating the Transfer Premium on a monthly basis, Tenant's Transfer Costs shall be deemed to be expended by Tenant in equal monthly amounts over the entire term of the Transfer (provided, however, at the election of Tenant given within thirty (30) business days following the giving of Landlord's consent to such Consent Transfer, Tenant may amortize all or any portion of such Transfer Costs over a shorter period or may elect to allocate such Transfer Costs to the earliest portion of the term of such Transfer until such Transfer Costs are exhausted). "Consideration" shall also include, but not be limited to, key money and bonus money paid by an assignee or subtenant to Tenant in connection with such assignment or sublease, and any payment in excess of fair market value for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to an assignee or subtenant.

     15.7 Additional Terms.  Tenant shall pay the reasonable attorneys' fees and
          ----------------
other costs and expenses of Landlord in connection with any request for Landlord's consent to any sale, conveyance, mortgage, pledge, assignment, sublease or other transfer or encumbrance, which cost and expenses shall not exceed one thousand five hundred dollars ($1,500) in the aggregate for each Transfer. If this Lease is terminated or Landlord re-enters or repossesses the Premises, Landlord may, at its option, take over all of Tenant's right, title and interest as sublessor and, at Landlord's option (but subject to any right of termination the subtenant may have in the sublease), the subtenant shall attorn to Landlord, but Landlord shall not be: (a) liable for any previous act or omission of Tenant under the sublease, (b) subject to any existing defense or offset against Tenant, or (c) bound by any previous modification of the sublease made without Landlord's prior written consent or by any prepayment of more than one month's rent. Any purported sublease or assignment to which Landlord's consent is required hereunder shall be ineffective until Landlord gives its written consent thereto. This article is binding on and shall apply to any purchaser, mortgagee, pledgee, assignee, subtenant or other transferee or encumbrancer, at every level.

     15.8 Transfers To Affiliates.  The term "Affiliate Transferee" (or
          -----------------------
"Affiliate") shall mean any entity which: (i) is controlled by, controls, or is under common control with, Tenant or which merges with, is acquired by, or acquires all of Tenant's assets or stock (or other interests) and (ii) to which Tenant assigns this Lease or makes a sublease of the Premises. "Control", as used in this Section 15.8, shall mean the possession, direct or indirect, of the
             ------------
power to control the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary contained in this Article
                                                                       -------
15, an assignment or sublease of the Premises to an Affiliate Transferee shall
--
not require Landlord's prior consent under this Article 15, nor shall it be
                                                ----------
subject to Tenant's obligation to pay a Transfer Premium as provided above (or comply with the notice requirements of Section 15.2), provided that: (a) Tenant
                                       ------------
gives Landlord prior written of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably required by Landlord regarding such assignment or sublease or such Affiliate Transferee; (b) the Affiliate Transferee would not be unacceptable due to the reasons set forth in Section 15.3(d); (c) such assignment or sublease is not a subterfuge by
         ---------------
Tenant to avoid Tenant's obligation to obtain consent or pay the Transfer Premium required hereunder; and (d) the assignor remains fully liable for the obligations of Tenant hereunder in the case of an assignment and the Affiliate Transferee assumes full liability for Tenant's then prospective obligations hereunder (allocable to the portion of the Premises so transferred, for the term of the Transfer).

     15.9  Response to Requests for Consent.  Within twenty (20) days following
           --------------------------------
delivery to Landlord of a complete notice of Transfer together with all of the information required under Section 15.2, Landlord shall respond by notifying
                           ------------
Tenant whether Landlord will consent to such Transfer in accordance with the terms hereof or that it will not grant such consent. If Landlord does not respond within such period, or notifies Tenant that it will not consent to such Transfer, Tenant may send a second written notice (the "Second Notice") to Landlord stating: (i) in the event of Landlord's failure to respond, that Landlord must respond within five (5) days following delivery of such second notice and if no response is received, that Landlord will be deemed to have granted of such consent; or (ii) in the event Landlord has denied consent to Tenant that Tenant deems such denial a breach of Landlord's obligations under this Lease. In the event of a notice under (i), above, if Landlord does not respond in writing within such five (5) day period, such consent shall be deemed granted. In the event of a notice under (ii), above, if Landlord does not grant consent within such five (5) days period, Tenant may pursue it rights under law. Landlord shall not be in breach of this Lease for refusal to grant consent to a Transfer unless its refusal constitutes a breach and Landlord has not granted such consent within five (5) days following Landlord's receipt of the Second Notice.

16.  Quiet Enjoyment.
     ---------------

     So long as Tenant pays all rent and performs all of its other obligations as required hereunder, Tenant shall quietly enjoy the Premises without hindrance or molestation by Landlord or any person lawfully claiming through or under Landlord. As used in this Lease, the term "Superior Leases and Mortgages" means all present and future ground leases, underlying leases, mortgages, deeds of trust or other encumbrances, and all renewals, modifications, consolidations, replacements or extensions thereof or advances made thereunder, affecting all or any portion of the Premises, the Project or the Land.

17.  Mortgagee Protection.
     --------------------

     17.1  Subordination.  Subject to the provisions of Section 30.9 and this
           -------------                                ------------
Article 17, this Lease is subordinate to all Superior Leases and Mortgages.
----------
Subject to the provisions of this Section 17.1, Tenant shall execute,
                                  ------------
acknowledge and deliver any commercially reasonable subordination, nondisturbance and attornment agreement ("SNDA") instrument that Landlord or the lessor, mortgagee or beneficiary under any of the Superior Leases and Mortgages may request within twenty (20) days after request (each of these lessors, mortgagees or beneficiaries is called a "Landlord's Mortgagee'"). However, if Landlord, Landlord's Mortgagee or any other successor to Landlord elects in writing, this Lease shall be deemed superior to the Superior Leases and Mortgages specified, regardless of the date of recording, and Tenant shall execute a commercially reasonable agreement confirming this election on request. Subject to having received an SNDA consistent with the requirements of this
Section 17.1 from such Landlord's Mortgagee, if Landlord's Mortgagee or its
------------
successor or any successor to Landlord succeeds to Landlord's interests under this Lease, whether voluntarily or involuntarily, Tenant shall attorn to such person and recognize such person as Landlord under this Lease. Notwithstanding any provisions of this Section 17.1 to the contrary, no subordination under this
                       ------------
Section 17.1 shall be effective (and Tenant shall not be required to execute and
------------
deliver any SNDA) unless and until the Landlord's Mortgagee with respect to the Superior Lease and Mortgage in question delivers an SNDA in commercially reasonable form and otherwise in compliance with the conditions of this Section
                                                                        -------
17 (provided that execution by Tenant of the form of non-disturbance agreement
--
attached hereto as Exhibit "H" shall not be deemed an acknowledgment by Tenant
                   -----------
that such agreement is commercially reasonable). All such non-disturbance agreements shall provide the same acknowledgment of offset rights granted to Tenant hereunder as exist in the non-disturbance agreement attached hereto as Exhibit "H".
-----------

     17.2  Mortgagee's Liability.  In the event that  any Monthly Rent or
           ---------------------
additional rent shall be paid more than thirty (30) days prior to the due date thereof such advance payments shall (except to the extent that such payments are actually received by a Landlord's Mortgagee) be a nullity as against Landlord's Mortgagees or their successors and Tenant shall be liable for the amount of such payments to Landlord's Mortgagees or their successors.

     17.3  Mortgagee's Right To Cure.  Except with respect to any right of
           -------------------------
termination under Article 14 or Sections 3.2.1, 30.4, 30.7 and 30.16, no default
                  ----------    --------------  ----  ----     -----
by Landlord which would entitle Tenant under the terms of this Lease or any Laws to terminate this Lease, shall result in a release or termination of such obligations or this Lease unless: (a) Tenant first shall have given written notice of Landlord's default to Landlord and all Landlord's Mortgagees whose names and addresses shall have been furnished to Tenant; and (b) Landlord's Mortgagees, after receipt of such notice, fail to correct or cure the default within a reasonable time thereafter (but in no event more than sixty (60) days). However, nothing contained in this Section 17.3 shall impose any obligation on
                                   ------------
Landlord's Mortgagees to correct or cure any default of Landlord.

18.  Estoppel Certificates.
     ---------------------

     Tenant shall from time to time, within fifteen (15) business days after request by Landlord, execute and deliver to Landlord or any other person designated by Landlord an estoppel certificate, in substantially the form of Exhibit "D" attached hereto (or such other commercially reasonable form as may
-----------
be required by Landlord or Landlord's Mortgagee). An estoppel certificate issued by Tenant pursuant to this Section shall be a representation and warranty by Tenant which may be relied on by Landlord and by others with whom Landlord may be dealing. Tenant may qualify its statements in the estoppel certificates to its actual knowledge, provided that it does not disavow a duty to investigate. In addition to the foregoing, Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same types of information, and within the same periods of time, as are set forth above.

19.  Default.
     -------

     The occurrence of any one or more of the following events shall be an "Event of Default" of this Lease by Tenant.

     19.1  Monetary Obligations.  The failure by Tenant to make any payment of
           --------------------
rent or any other payment required to be made by Tenant hereunder which is then due and payable, which failure continues for a period of five (5) days after receipt by Tenant of written notice.

     19.2  Non-Monetary Obligations. The failure by Tenant to observe or perform
           ------------------------
any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than those described in subparagraphs 19.1 of this
                                                   ------------------
Article 19, where such failure shall continue for a period of thirty (30) days
----------
after written notice of such failure is delivered to Tenant; provided, however, if the nature of these defaults is such that more than thirty (30) days are reasonably required to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within the thirty (30) day period and thereafter diligently prosecutes such cure to completion. Any such notice of Landlord under Section 19.1 or this Section 19.2 (or in Sections 19.3 or 19.4) shall be
      ------------         ------------        -------------    ----
in addition to any notice required under California Code of Civil Procedure
Section 1161 or any similar or successor Laws.

     19.3  Estoppel Obligations and Non Disturbance Agreements. Tenant's failure
           ---------------------------------------------------
to deliver the estoppel certificate required under Article 18, or any written
                                                   ----------
instrument required under Article 17 within ten (10) days following written
                          ----------
notice of such failure.

     19.4  Insurance Obligations.  Tenant's failure to maintain the insurance
           ---------------------
policies required hereunder and such failure shall not be cured within ten (10) days following Landlord's written notice of such failure.

20.  Remedies For Default.
     --------------------

     20.1  General. In the event of any Event of Default by Tenant, Landlord may
           -------
at any time thereafter:

           (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including but not limited to: (i) the worth at the time of the award of the unpaid Monthly Rent and additional rent which had been earned or was payable at the time of termination; (ii) the worth at the time of the award of the amount by which the unpaid Monthly Rent and additional rent which would have been earned or payable after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Monthly Rent and additional rent which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all Liabilities proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord's attorneys' fees and costs incurred in connection therewith, and any real estate commissions paid or payable in connection with relating the Premises. As used in subsections 20.1(a)(i) and
                                                  ----------------------
20.1(a)(ii), above, the "worth at the time of the award" is computed by allowing
-----------
interest on unpaid amounts at the rate of 10% per annum, or such lesser amount as may then be the maximum lawful rate. As used in subsection 20.1(a)(iii),
                                                   -----------------------
above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

           (b) Pursue the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

           (c) Pursue any other right or remedy now or hereafter available to Landlord hereunder or at law or in equity.

     20.2  Performance By Landlord.  If Tenant commits an Event of Default under
           -----------------------
this Lease, Landlord, without waiving or curing the default, after Notice to Tenant, may, but shall not be obligated to, perform Tenant's obligations for the account and at the expense of Tenant. Notwithstanding Section 19.3, in the case
                                                       ------------
of an emergency (i.e., Landlord need not give any notice prior to performing Tenant's obligations.

     20.3  Post-Judgment Interest. The amount of any judgment obtained by either
           ----------------------
party hereto against the other in any legal proceeding arising out of a default under this Lease shall bear interest until paid at the Interest Rate (defined below). Notwithstanding anything to the contrary contained in any Laws, except as is provided to the contrary in this Lease, with respect to any damages that are certain or ascertainable by calculation, interest shall accrue from the day that the right to the damages vests, and in the case of any unliquidated claim, interest shall accrue from the day the claim arose.

21.  Holding Over.
     ------------

     21.1  Tenant Holdover. Tenant shall not hold over in the Premises after the
           ---------------
expiration or sooner termination of the Lease Term without the express prior written consent of Landlord. Tenant shall indemnify Landlord for, and hold Landlord harmless from and against, any and all Liabilities arising out of or in connection with any delay by Tenant in surrendering and vacating the Premises, including, without limitation, any claims made by any succeeding tenant based on any delay and any Liabilities arising out of or in connection with these claims. If possession of the Premises is not surrendered to Landlord on the expiration or sooner termination of the Lease Term, in addition to any other rights and remedies of Landlord hereunder or at law or in equity, Tenant shall pay to Landlord for each month or portion thereof during which Tenant holds over in the Premises a sum equal to, for the first (1st) month of such holdover, one hundred twenty-five percent (125%) of the Monthly Rent then payable and, after the first
(1st) month of such holdover, one hundred fifty percent (150%) of such Monthly Rent, in addition to all other additional rent payable under this Lease. If any tenancy is created by Tenant's holding over in the Premises, the tenancy shall be on all of the terms and conditions of this Lease, except that Monthly Rent shall be increased as set forth above and the tenancy shall be a month-to-month tenancy. Except as provided in Section 21.2, below, nothing in this Article 21
                                ------------                         ----------
shall be deemed
to permit Tenant to retain possession of the Premises after the expiration or sooner termination of the Lease Term.

     21.2  Short Term Lease Extension.  Notwithstanding anything to the contrary
           --------------------------
set forth in Section 21.1, above, Tenant shall have the right, upon the
             ------------
expiration of the initial Lease Term or any Option Term, to extend the Lease Expiration Date for a period of up to sixty (60) days, by giving written notice to Landlord of such election not less than nine (9) months prior to the scheduled Lease Expiration Date. Upon such election, the Lease Term shall be extended for a period of up to sixty (60) days on all of the terms and conditions of this Lease (the "Approved Hold-Over Period"), provided that the Base Rent payable during the Approved Hold-Over Period shall be equal to one hundred ten percent (110%) of the Base Rent payable immediately prior to the scheduled Lease Expiration Date.

22.  Exculpation.
     -----------

     22.1  Definitions.  As used in this Lease, the following terms have the
           -----------
meanings set forth below:

           22.1.1  Liabilities.  All losses, costs, damages, expenses, claims,
                   -----------
injuries, liabilities and judgments, including, but not limited to, attorneys' fees and costs (whether or not suit is commenced or judgment entered).

           22.1.2  Landlord's Affiliates and Tenant's Affiliates. All
                   ---------------------------------------------
affiliates, directors, officers, shareholders, partners, agents, employees, successors and assigns of Landlord and Tenant, respectively.

     22.2  Damage To Persons Or Property.  Subject to the provisions of Section
           -----------------------------                                -------
22.4 and this Section 22.2, and except as otherwise provided in this Lease, (i)
----          ------------
Tenant assumes the risk of all Liabilities it may incur, including, but not limited to, damage or injury to persons, property and the conduct of Tenant's business (and any loss of revenue therefrom), the loss of use or occupancy of the Premises, and the items enumerated below in this Section 22, and waives all
                                                     ----------
claims against Landlord and Landlord's Affiliates in connection therewith and
(ii) Landlord and Landlord's Affiliates shall not be liable for any Liabilities incurred by Tenant or Tenant's Affiliates (including, but not limited to, the Liabilities described above in this Section 22) arising from or in connection
                                    ----------
with:  (a) acts or omissions of any tenant of the Project or any other persons;
(b) explosion, fire, steam, electricity, water, gas or rain, pollution or contamination; (c) the breakage, leakage, obstruction or other defects of plumbing, HVAC, electrical, sanitary, safety, elevator or other utilities and systems of the Project or the failure to furnish any of the foregoing; (d) any work, maintenance, repair, rebuilding or improvement performed by or at the request of Landlord or Landlord's Affiliates for the Premises, the Project or the Land; (e) any entry by Landlord or Landlord's Affiliates on the Premises; and (f) any other acts, omissions or causes; provided, however that notwithstanding the foregoing, nothing in this Section exempts Landlord with respect to any Liabilities (and this Section 22 shall not apply to any
                                     ----------
liabilities) to the extent caused by the negligence or willful misconduct of Landlord, Landlord's Affiliates or any of their agents, contractors or employees. Tenant immediately shall notify Landlord of any defects in the Premises or any portion thereof and of any damage or injury thereto or to persons or property in or about the Premises of which it has actual knowledge.

     22.3  Satisfaction Of Remedies.  Subject to the provisions of this Section
           ------------------------                                     -------
22.3, Landlord shall not be personally liable for the performance of Landlord's
----
obligations under this Lease and if Tenant acquires any rights or remedies against Landlord under this Lease (including, but not limited to, the right to satisfy a judgment), these rights and remedies shall be satisfied solely from the lesser of the following interests: (i) the Landlord's estate and interest in the Land and the Project (including all rental income, net sales, condemnation awards and any insurance proceeds which Landlord receives which are not used to repair or rebuild the Project) and (ii) the equity that Landlord's estate and interest in the Land and the Project (including all rental income, net sales, condemnation awards and any insurance proceeds which Landlord receives which are not used to repair or rebuild the Project) would have been if the Land and Project were encumbered by a mortgage equal to eighty percent (80%) of the value of the Land and the Project. This article shall be enforceable by Landlord and Landlord's Affiliates. In no event shall Landlord be liable to Tenant for Tenant's consequential damages and, except with respect to a holdover, in no event shall Tenant be liable to Landlord for Landlord's consequential damages.

     22.4  Indemnifications
           ----------------

           22.4.1  Tenant's Indemnity. Subject to the provisions of Sections
                   ------------------                               --------
22.4.2 and 22.4.3, Tenant shall indemnify, protect, defend and hold Landlord
------     ------
harmless from and against any and all claims, demands, actions, obligations, losses, liabilities, damages, costs and expenses, including, without limitation, attorneys' fees and accountants' fees (collectively, "Claims, Costs and Damages"), incurred by or asserted against Landlord in connection with any claim, action or demand for bodily injury or death or property damage arising out of any matter customarily covered under a standard commercial general liability policy occurring on or about the Premises; provided, however, that the foregoing shall not apply to the extent of any negligence or willful misconduct of Landlord or any of its affiliates, employees, officers, agents, contractors or representatives. Notwithstanding anything to the contrary contained in this Lease, except as specifically provided in Section 21 of this Lease, Tenant shall not be liable to Landlord under any circumstances for an injury or damage to, or interference with, Landlord's business, including, but not limited to, loss of title to the Building, the Project, or any portion thereof, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill, loss of use, or any other form of consequential damage.

           22.4.2  Landlord's Indemnity.  Subject to the provisions of Sections
                   --------------------                                --------
22.4.1 and 22.4.3, Landlord shall indemnify, protect, defend and hold Tenant
------     ------
harmless from and against any and all Claims, Costs and Damages incurred by or asserted against Tenant in connection with any claim, action or demand for bodily injury or death or property damage arising out of any matter customarily covered under a standard commercial general liability policy occurring on or about the Project (other than within the Premises); provided, however, that the foregoing shall not apply to the extent of any negligence or willful misconduct of Tenant or any of its affiliates, employees, officers, agents, contractors or representatives.

           22.4.3  Nonapplication. The obligations of Landlord under Section
                   --------------                                    -------
22.4.2 shall not apply to any Claims, Costs and Damages (including claims for
------
reimbursement of deductibles or self-insured retentions) resulting from damage to any property of Tenant within the Premises to the extent such Claims, Costs and Damages result from a peril insured (or required to be insured) under Tenant's Special Causes of Loss Insurance (without regard to whether Tenant in fact carries such insurance), even if such Claims, Costs and Damages result from the negligence or willful misconduct of Landlord or any Landlord Party. In turn, the obligations of Tenant under Section 22.4.1 shall not apply to any
                                      --------------
Claims, Costs and Damages (including claims for reimbursement of deductibles or self-insured retentions) resulting from damage to the Project, the land thereunder, the Premises, the Buildings and the Common Areas (and any property contained therein including Base Building, Base Building Work (defined in the Work Letter) and tenant improvements (other than tenant improvements in the Premises) to the extent such Claims, Costs and Damages result from a peril insured (or required to be insured) under Landlord's Special Causes of Loss Insurance (without regard to whether Landlord in fact carries such insurance), even if such Claims, Costs and Damages result from the negligence or willful misconduct of Tenant or of any Tenant Party. Each party hereto shall indemnify, protect, defend and hold the other party harmless from and against any and all Claims, Costs and Damages arising as a result of any failure of the indemnify party's waiver of subrogation provided in Section 13.3.3.
                                          --------------

23.  Rules And Regulations.
     ---------------------

     Tenant shall faithfully substantially observe and comply with the Rules and Regulations attached hereto as Exhibit "E" and all reasonable nondiscriminatory
                               -----------
additions and modifications to the Rules and Regulations adopted from time to time by Landlord. Any such additions and modifications to the Rules and Regulations shall be binding on Tenant when delivered to Tenant (collectively, the "Rules and Regulations"). Subject to the provisions of this Lease, Landlord shall not incur any Liabilities to Tenant or Tenant's Affiliates arising from or in connection with the nonperformance of any Rules and Regulations by any other tenants or occupants of the Project.

24.  [Intentionally Omitted]
     -----------------------

25.  Brokers.
     -------

     Each party represents and warrants to the other that it has had no dealings with any broker, finder, or similar person who is or might be entitled to a commission or other fee in connection with introducing Tenant to the Building or in connection with this Lease, except for Landlord's Broker and Tenant's Broker. Landlord and Tenant shall indemnify each other for, and hold each other harmless from and against, any and all claims of any person other than Landlord's Broker and Tenant's Broker who claims to have introduced Tenant to the Building or dealt with Tenant in connection with this Lease and all Liabilities arising out of or in connection with such claims.

26.  Parking.
     -------

     26.1  Basic Tenant Parking.  Subject to the provisions of this Article 26,
           --------------------                                     ----------
Tenant shall rent from Landlord the Parking Spaces (as defined herein) in the Project's parking facilities ("Parking Facilities") located at the Project ("Tenant's Parking'").

     26.2  J-2 Spaces and Level A Spaces. The "Parking Spaces" shall mean the
           -----------------------------
number of unreserved parking spaces that Tenant elects to rent hereunder which number shall, subject to the provisions of this Article 26, not exceed one (1)
                                                ----------
parking space per one thousand (1,000) rentable square feet of the Initial Premises. Subject to the provisions of this Article 26, the Parking Spaces shall
                                            ----------
be located at the "J-2" parking garage located at 400 S. Flower Street, Los Angeles (such located spaces being referred to hereinafter as the "J-2 Spaces") provided that, of the total number of such spaces, Tenant may elect, in its discretion, to locate up to one (1) Parking Space per eight thousand (8,000) rentable square feet of space of the Initial Premises at the parking facilities located beneath the Project ("Level A Spaces"). With respect to any additional space added to the Premises pursuant to Tenant's expansion rights contained herein, the foregoing allocation of parking spaces shall also apply to such additional space unless otherwise specifically provided herein. If Landlord temporarily closes access to the Parking Spaces due to any reason, Landlord shall use its commercially reasonable efforts to provide Tenant with Substitute Parking (as defined below). As used herein, "Substitute Parking" shall mean: (a) parking within no more than two (2) miles of the Project, in the event such closure is due to a casualty event or governmental action, or (b) parking within no more than five (5) blocks if such closure is due to any other reason, and in any event, with commercially reasonable shuttle service (until at least 11:00 p.m. each evening) from the location of the substitute parking to the Building if such substitute parking is not located within five (5) blocks of the Project.

     26.3  Parking Conditions. Tenant may use Tenant's Parking for the parking
           ------------------
of automobiles used by Tenant, its subtenants and their respective officers and employees, subject to payment to Landlord or the operator of the Project's Parking Facilities of the parking fees (which shall not be greater than the Prevailing Rates) for parking charged to tenants of the Project; provided, however, that the fees for the first ten (10) years of the Lease Term shall be as set forth below. Unless Landlord or the operator of the Parking Facilities elects otherwise, no parking spaces shall be assigned or reserved for Tenant's Parking. Subject to the allocation described above between J-2 Spaces and Level A Spaces, Landlord (i) may reasonably designate the location of Tenant's Parking, including any spaces reserved for Tenant's Parking, and (ii) may from time to time reasonably relocate the same (within J-2 or the Project's subterranean facilities, as the case may be). The use of Tenant's Parking shall be governed by the reasonable and nondiscriminatory parking rules and regulations adopted from time to time by Landlord or the operator of the Parking Facilities. Tenant's business visitors may park on the Parking Facilities on a space-available basis, upon payment of the prevailing fee for parking charged to visitors to the Project, which fee shall not exceed the parking fees charged for comparable visitor parking at First Class Buildings. Subject to the provisions of this Lease, neither Landlord nor Landlord's parking operator shall have any Liability or responsibility to Tenant or any other party parking in the Parking Facilities for any loss or damage that may be occasioned by or may arise out of such parking, including, without limitation, loss of property or damage to person or property from any cause whatsoever, and Tenant, in consideration of the parking privileges hereby conferred on Tenant, waives any and all Liabilities against Landlord, Landlord's Affiliates and Landlord's parking operator by reason of occurrences in the Parking Facilities and the driveway exits and entrances thereto.

     26.4 Parking Fees.  The parking fees listed below for both J-2 Spaces and
          ------------
Level A Spaces shall be applicable throughout the Lease Term and both Option Periods and in all cases, shall be inclusive of all taxes, assessments or other impositions imposed by any governmental entity in connection with Tenant's use of such Parking Spaces.

          (a) Parking fees for the J-2 Spaces provided herein shall be as follows:

              Lease Years                         Monthly Charge Per Space
                  1                                     No Charge
                  2                                       $ 85.00
                 3-5                                      $100.00
                6-10                                      $150.00
           11-15 (and all                  Prevailing Rates (as defined below)
              Option
              Periods)


          (b) Parking fees for the Level A Spaces provided herein shall be as follows:

              Lease Years                         Monthly Charge Per Space
                  1                                     No Charge
                  2                                       $135.00
                 3-5                                      $200.00
                6-10                                      $250.00
           11-15 (and all                            Prevailing Rates
               Option
              Periods)

     26.5 Extra Parking Spaces.  Landlord and Tenant acknowledge that from time
          --------------------
to time "extra parking spaces" (i.e., month-to-month parking spaces which become available because tenants of ARCO Plaza have elected not to use all of the parking spaces made available to them pursuant to their respective leases or because ARCO Plaza is not fully occupied and/or leased at any given time) become available in the J-2 Garage (collectively, the "Extra Parking Spaces"). The Extra Parking Spaces are generally made available on a month-to-month basis at the then prevailing rate therefor, and are subject to cancellation at any given time upon thirty (30) days prior notice.

          To the extent available, Landlord shall make available to Tenant during the term of the Lease up to one (1) space for every four thousand (4,000) rentable square feet of the Premises Extra Parking Spaces for Lease by Tenant at Prevailing Rates in effect from time to time, which Extra Parking Spaces shall be terminable (as to some or all of the same) by Tenant on thirty (30) days advance notice, or subject to the provisions of this Section 26.5, by Landlord
                                                     ------------
on thirty (30) advance days notice as provided below. Once made available and rented by Tenant, Landlord shall not terminate Tenant's Extra Parking Spaces unless Landlord is unable to provide any tenant of the Project with the amount of parking to which such tenant would be able to rent on the basis of one (1) parking space for every one thousand (1,000) rentable square feet of space leased by such tenant, or such higher parking ratio that was granted to such tenant under its lease with Landlord, in which case Landlord may terminate Tenant's Extra Parking Spaces and make such spaces available to such other tenant of the Project. The foregoing restriction shall in no event prevent Landlord from allocating to other tenants of the Project parking spaces in the J-2 Garage (or elsewhere in the Project) for use by their employees or contractors who work at the Project on a basis more favorable than the allocation granted to Tenant under this Lease. Landlord shall terminate, however, all parking rights of all parties who are not bona fide tenants of the Project to the extent necessary to make parking privileges available to Tenant under this Section 26.5.
           ------------

     26.6 Right to Vary.  Notwithstanding any provision of this Lease to the
          -------------
contrary, Tenant shall have the right throughout the Lease Term (including both Option Periods), upon thirty (30) days' advance notice to Landlord, to increase and/or decrease the number of Parking Spaces then rented by Tenant (including the Extra Parking Spaces).

     26.7 Prevailing Rates.  For purposes of this Article 26, as used herein,
          ----------------                        ----------
"Prevailing Rates" shall not exceed the parking rates charged for comparable rights to parking under comparable circumstances provided in the parking garage facilities of other First Class Buildings located in the area shown on Exhibit "K" attached hereto.
                                                   ----------
27.  Authority To Enter Into Lease.
     -----------------------------

     If Tenant is a corporation, each individual executing this Lease on behalf of the corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding on the corporation in accordance with its terms. If Tenant is a partnership, each individual executing this Lease on behalf of the partnership represents and warrants that he or she is duly authorized to execute and deliver this lease on behalf of the partnership, in accordance with the partnership agreement and any statements of partnership or certificates of limited partnership of the partnership, and that this Lease is binding on the partnership in accordance with its terms. Tenant shall, within thirty (30) days of the execution of this Lease, deliver to Landlord: (a) if Tenant is a corporation, a certified copy of a resolution of the board of directors of the corporation; or (b) if Tenant is a partnership, a copy of the Statement of Partnership or Certificate of Limited Partnership of Tenant; and (c) other evidence reasonably satisfactory to Landlord authorizing or ratifying the execution of this Lease.

     This Lease shall be executed by the President and Secretary of Landlord who is duly authorized to execute and deliver this Lease on behalf of Tenant.

28.  Relocation.
     ----------

     (a) With respect to partial floor portions of the Premises (other than Suite 3700) which total less than one half (1/2) of a floor and which are not contiguous to a full floor portion of the Premises (any such qualifying space being referred to herein as "Relocation Premises Portion"), subject to the provisions of this Section 28 and Section 30.7.6.1, Landlord shall have the
                   ----------     ----------------
right, exercisable at any time during the Term by delivery of not less than ninety (90) days' prior written notice to relocate any such Relocation Premises Portion to new space in the North Tower at Landlord's sole cost and expense.

     (b) The new space to which a Relocation Premises Portion shall be relocated shall be at least equal to the Relocation Premises Portion in terms of (i) size and configuration and floor height and (ii) quality, design, layout, condition, capacity and function of the tenant improvements provided therein.

     (c) As a condition to application of this Section 28, Landlord shall reimburse Tenant within ten (10) days of Tenant's request to do so for all of Tenant's out-of-pocket costs and expenses of any kind incurred or expended on account of or in connection with the relocation, including without limitation, moving costs, rewiring expenses, equipment and furniture adjustments, rewiring and replacements, if necessary; provided, however, that Landlord shall not be required to so reimburse Tenant for the lost time of Tenant's employees located in the Relocation Premises Portion or for any lost revenues or profits purportedly lost due to the inconvenience of the relocation.

29.  Landlord Renovations.
     --------------------

     Subject to the provisions of Section 3.1.3 and this Article 29, it is
                                  -------------          ----------
specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation to alter, remodel, improve, renovate, repair or decorate the Premises, Project, or any part thereof and that no representations respecting the condition of the Premises, the Building or the Project have been made by Landlord to Tenant except as specifically set forth in this Lease or in the Tenant Work Letter. However, Tenant acknowledges that Landlord may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Project, Building, Premises, and/or Land, including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation: (a) installing sprinklers in the Building common areas and tenant spaces, (b) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security,
(c) installing new floor covering, lighting, and wall coverings in the Building common areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Land, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building, (d) renovation of the main entry to the Building and the main Building lobby area and (e) renovation of the elevator, lobbies, elevator doors and frames. Subject to the provisions of this Lease, Tenant hereby agrees that (i) such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent, and (ii) Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations. Notwithstanding any provision of this Lease to the contrary, and except to the extent required by applicable laws, rules, regulations or orders of any governmental agency having jurisdiction, Landlord shall not exercise its right under this Section 29 in a manner which would
                                        ----------
result in the Project not being maintained or operated in a manner consistent with the standards or First Class Office Buildings, nor shall the exercise of Landlord's rights under this Section 29 result in increasing Tenant's Monthly
                             ----------
Rent hereunder or increasing Tenant's payments of its share of Direct Expenses, except to the extent that Direct Expenses may include the costs of maintaining and operating portions of the Project affected by such renovations, nor shall the exercise of Landlord's rights under this Section 29 result in materially and
                                             ----------
adversely affecting Tenant's rights, obligations or leasehold interest under this Lease.

30.  Additional Provisions.
     ---------------------

     30.1 Options to Extend Lease Term.
          ----------------------------

          30.1.1 Grant.  Tenant is hereby granted two (2) separate options to
                 -----
extend the Term of this Lease (each such option shall be hereinafter referred to as an "Extension Option") as to all of the Premises or part of the Premises as provided in Section 30.1.3, below, each for an additional period of five (5)
            --------------
years (each such option period shall be hereinafter referred to as an "Option Period") commencing on the Expiration Date of the initial Lease Term or the expiration of the preceding Option Period, as applicable.

                 As used in this Lease, "Material Event of Default" shall mean a default, following notice and opportunity to cure as provided herein, which is material provided any monetary default shall be deemed material.

          30.1.2 Exercise.  Provided that there is no outstanding uncured
                 --------
Material Event of Default (as defined below) by Tenant on the date Tenant exercises an Extension Option, each Extension Option shall be exercised by Tenant delivering an exercise notice ("Exercise Notice") to Landlord, in writing, not earlier than eighteen (18) months nor later than twelve (12) months prior to the Expiration Date of the initial Lease Term, in the case of the first Extension Option, or the expiration of the preceding Option Period, in the case of the Second Extension Option.

                 The Monthly Rent for the Premises for each Option Period shall be Fair Market Rental Rate (as defined and determined below) for lease of the same term as the Option Period commencing as of the Expiration Date. The Base Year during the applicable Option Period shall be the calendar year in which such Option Period commences.

                 Subject to the provisions of Section 30.1, if an Extension
                                              ------------
Option is duly exercised, then the Lease Term shall automatically be extended for the applicable Option Period and all of the terms, conditions and provisions of this Lease, as then amended, shall continue in full force and effect throughout the applicable Option Period, subject to the provisions of this Sections 30.1 through 30.8. Tenant shall execute, acknowledge and deliver any
-------------         ----
and all commercially reasonable documents reasonably requested by Landlord to memorialize any such extension of the Lease Term. After the timely and proper exercise of an Extension Option, all references in the Lease to the "Lease shall be deemed to mean the Lease Term as extended and all references to Term" the
                                 -- --------
"Expiration Date" or the "end of the Lease Term" shall be deemed to mean the expiration of the Lease Term as extended.
                             -----------

          30.1.3 Extension With Respect to Less than All of the Premises. The
                 -------------------------------------------------------
minimum portion of the Premises with respect to which Tenant may exercise an Extension Option (the "Extension Premises") shall be one (1) full floor, provided that Tenant may exercise either Extension Option as to all of the space Tenant leases hereunder located on the 37th Floor of the South Tower, without retaining any other portion of the Premises within the Extension Premises. If Tenant exercises either Extension Option with respect to more than one full floor, such Extension Premises shall consist of contiguous full floors, except that: (i) if the Premises includes one or more full floors not contiguous with Floors 3 and 4 of the North Tower, Tenant may exercise an Extension Option with respect to one or more of such separated floors (provided Tenant extends with respect to all or neither of Floors 3 and 4 of the North Tower) and (ii) with respect to any partial floor space then leased by Tenant, Tenant may, in addition to the full floor(s) being included within the Extension Premises, exercise such Extension Option with respect to all(but not less than all) of such partial floor space (or one or more of such partial floor spaces, if Tenant then leases hereunder more than one partial floor). In addition, in the event that Tenant does not exercise an Extension Option as to space on any floor then included within the Premises hereunder which is connected by an internal stairwell with another floor then leased by Tenant, Tenant shall, at its sole cost and expense, shall remove and enclose all portions of such internal stairwell prior to the Expiration Date with respect to each such floor not included in the Extension Premises.

          30.1.4 Monthly Rent during Each Extension Term.
                 ---------------------------------------

                 30.1.4.1 Fair Market Rental Rate.  The Monthly Rent for each
                          -----------------------
month during each Option Period shall equal (a) the Fair Market Rental Rate (defined in Section 30.1.4.3) (expressed as a base rent per rentable square
            ----------------
foot per month) for a five (5) year lease of space of a size comparable to the Extension Premises in question in a nonequity, nonrenewal, nonexpansion and nonsublease transaction in the Market (defined below) as of the commencement date of such Option Period, multiplied by (b) the number of rentable square feet to be contained in the Extension Premises in question.

                 30.1.4.2 Interest Notice Procedure.  If Tenant exercises the
                          -------------------------
Extension Option, Landlord and Tenant shall promptly commence negotiations to determine the Fair Market Rental Rate (of a five (5) year lease of the Premises as of the commencement of the Option Period in question). In the event that Landlord and Tenant shall not have agreed on the Fair Market Rental Rate and Rent Concessions within twenty (20) days thereafter (the "Submittal Period"), each party shall submit to the other their good faith estimates of the Fair Market Rental Rate and Rent Concessions (collectively, the "Estimated Fair Market Rental Rates"). Within five (5) days following receipt of Landlord's Estimated Fair Market Rental Rate, Tenant may elect to rescind the exercise of its option to renew by delivering written notice (the "Recission Notice") of such election to Landlord and if such notice is delivered, Tenant's right to extend this Lease shall terminate. If Tenant fails to deliver such Recission Notice within such five (5) day period, Tenant's right to rescind the exercise of its option will terminate. Within ten (10) days after the expiration of the Submittal Period, following the Exercise Deadline, the parties shall select a mutually acceptable real estate attorney with at least eight (8) years of experience in negotiating leases for space in high-rise office buildings in the downtown financial district of Los Angeles. If the parties cannot agree on such an attorney, then within fifteen (15) days thereafter, each shall select an independent attorney meeting the above criteria and within fifteen (15) days thereafter the two appointed attorneys shall select a third attorney meeting the above criteria and the third attorney shall determine the Fair Market Rental Rate. If one party shall fail to make such appointment within said fifteen (15) day period, and such failure continues for five (5) business days after written notice thereof from the other party, then the attorney chosen by the other party shall determine the Fair Market Rental Rate. If the two attorneys selected by Landlord and Tenant cannot agree on a third attorney, the third attorney shall be selected by the then-sitting Presiding Judge of the Superior Court of California in and for Los Angeles County. Once the attorney has been selected as provided above, then, as soon thereafter as practicable, the attorney shall select one of the two Estimated Fair Market Rental Rates submitted by Landlord and Tenant pursuant to this Section 30.1.4, which Estimated Fair Market Rental
                            --------------
Rates shall be the one that is closer to the Fair Market Rental Rate as determined by the attorney. The rental so selected shall be the Fair Market Rental Rate. The attorney shall render a decision pursuant hereto within fifteen (15) days. Landlord and Tenant shall equally share the cost of such appraisal. The decision in the appraisal on the issue of Fair Market Rental Rate by the attorney shall be binding on Landlord and Tenant. The "Exercise

Deadline" shall be the date twelve (12) months prior to the expiration of the Lease Term (or the first Option Term, as the case may be).

               30.1.4.3 Definition of Fair Market Rental Rate.  For purposes of
                        -------------------------------------
this Lease, the Fair Market Rental Rate for (i) the Extension Premises for each Option Period, or (ii) for any other amount of space in the Project to be leased by Tenant pursuant to Sections 30.5, 30.6, 30.7, 30.8, 30.10 or 30.19 shall be
                      -------------  ----  ----  ----  -----    -----
equal to the monthly base rental rate at which willing tenants, as of the commencement of the Option Period (or other lease term in question) in arms-length transaction, are leasing non-sublease, non-encumbered, non-equity, non-expansion, non-renewal space comparable in size, location, floor height and quality to the Extension Premises (or other premises) in question ("Comparable Transactions") in the Project or in other first-class high-rise office buildings in the Downtown Los Angeles Central Business District market outlined on Exhibit
                                                                         -------
"N" attached hereto (the "Market") with appropriate adjustments to account for
---
differences in the Adjustment Factors (as defined below) between the predetermined terms of the renewal or expansion as set forth herein, and the terms of the transactions used for comparison. The intent of this provision is that the determination of Fair Market Rental Rate shall provide for Tenant the same rent and other economic benefits, and for Landlord the same economic benefits and burdens, that an independent landlord would give to an independent comparable tenant in an independent but Comparable Transaction, and to the extent that the economic concessions which would be granted to a Comparable Tenant in a comparable transaction differ from those to be provided to Tenant hereunder, appropriate adjustment (duplicating the adjustment that the open market would make) in the Fair Market Rental Rate shall be made to account for such differences. In any determination of Fair Market Rental Rate, consideration shall be given to any reasonably relevant factors that may be part of the subject transaction hereunder or the Comparable Transactions used for purposes of comparison, including without limitation, the following factors (the "Adjustment Factors"): (a) monthly base rental rates per rentable square foot;
(b) abatement provisions reflecting free rent during the lease term or the grant of a construction period during which rent is to be paid; (c) any period for which operating expenses are waived; (d) the size, location and floor height of the premises being leased, and the size, location, age, quality, prestige, services and amenities of the Project and the other Buildings, to the extent such factors are relevant in the marketplace; (e) the condition and market value of the existing tenant improvements and the existence and amount of any tenant improvement or comparable allowance; (f) the existence and amount of any other cash payment or other equivalent concession including, without limitation, moving allowances, lease takeover allowances (or where a lease assumption is applicable, the value thereof) and any comparable tenant inducement; (g) the existence of favorable expansion and/or extension options, and the value thereof; (h) parking rights or concessions; and (i) whether the lease transaction in question grants to the tenant any protection from increases in any component or all of real property taxes, and operating expenses (or alternatively the exposure to increases in the same), and if so, the amount, value or cost associated therewith. If in the Comparable Transactions used to determine Fair Market Rental Rate, it is determined that free rent or cash allowances should be granted (collectively, "Rent Concessions"), Landlord may elect either: (a) to grant some or all of the concessions granted hereunder in cash or (b) to adjust the installments of Monthly Base Rent during such Option Period to be an effective rental rate which takes into consideration and reduces monthly rent by the amortized amount of the total dollar value of such Rent Concessions, amortized on a straightline basis (with an interest rate equivalent to that used in the Market for such calculations) over the Option Period (in which case the Rent Concessions so amortized shall not be granted to Tenant); provided, however that in the event Landlord shall elect to grant such Rent Concessions in a cash form pursuant to clause (a), Tenant shall have the option to require Landlord to take such Rent Concessions into account through reduction of Monthly Base Rent under clause (b), above, (in lieu of granting cash concessions).

     30.2 Refurbishment Allowance at Year 5.  Provided Tenant is not in Material
          ---------------------------------
Default hereunder at such time, on the fifth (5th) anniversary of the Rent Commencement Date, Landlord shall make available to Tenant an allowance ("First Refurbishment Allowance") payable under the same terms and conditions as the Tenant Improvement Allowance under the Work Letter, equal to five and no/100 dollars ($5.00) per rentable square foot of Initial 515 Premises for the purpose of making improvements to all or any portion of the Premises (or all or any portion of any premises (including any premises on a subterranean level) in the Project directly leased to Tenant by Landlord pursuant to a separate Lease).
The improvements performed by Tenant shall be performed under the same general terms and conditions set forth in the Work Letter. Tenant may elect to have all or any portion of the First Refurbishment Allowance used to offset Monthly Rent next coming due after the fifth (5th) anniversary of the Rent Commencement Date.

     30.3 Refurbishment Allowance at Year 10.  Provided Tenant is not in
          ----------------------------------
Material Default hereunder at such time and has not terminated this Lease as to the entire Premises under Section 30.4, on the tenth (10th) anniversary of the
                          ------------
Rent Commencement Date, Landlord shall make available to Tenant an allowance ("Second Refurbishment Allowance") payable under the same terms and conditions as the Tenant Improvement Allowance under the Work Letter, equal to five and no/100 dollars ($5.00) per rentable square foot of space then contained in the 515 Premises and in Suite 3700 for the purpose of making improvements to all or any portion of the Premises (or all or any portion of any premises (including any premises on a subterranean level) in the Project directly leased to Tenant by Landlord pursuant to a separate lease). The improvements performed by Tenant shall be performed under the general same terms and conditions set forth in the Work Letter; provided, however, that Tenant may elect to apply all or any unused portion of the Second Refurbishment Allowance to offset Monthly Rent next becoming due after the tenth (10th) anniversary of the Rent Commencement Date by delivery of written notice to Landlord at any time after such date.

     30.4 Tenant's Option To Terminate.  Tenant shall have the option to
          ----------------------------
terminate (the "Termination Right") this Lease with respect to the entire Premises or less than all of the Premises as provided in Section 30.4 (d),
                                                         ----------------
below, (with that portion of the Premises being terminated pursuant to this
Section 30.4 being referred to herein as "Termination Space") as of the tenth
------------
(10th) anniversary of the Rent Commencement Date (the "Termination Date") on the basis of the following terms and conditions:

          (a) The Termination Right shall be exercisable by delivery by Tenant to Landlord of written notice (the "Termination Notice") on or before the date that is the ninth (9th) anniversary of the Rent Commencement Date, which notice shall state that Tenant is terminating this Lease as to the Termination Space as of the Termination Date. If the Termination Space is to be less than all of the Premises, in the Termination Notice, Tenant shall designate the Termination Space.

          (b) Tenant shall pay to Landlord, concurrently with delivery of the Termination Notice, an amount (the "Termination Fee") equal to the Attributed Unamortized Costs (as defined below), plus one month's Rent (based on the last month's Rent) for the applicable space terminated. The Attributed Unamortized Costs shall be determined separately for the portion of the Termination Space that was leased as part of the Initial Premises hereunder and separately for the portion of any Additional Space or other space leased subsequent to the Initial Premises. The Attributable Unamortized Costs for the Initial Premises shall be determined based on the unamortized portion of the brokerage commissions paid by Landlord (including both the commissions paid to the Tenant's broker and to the Landlord's broker). The Attributable Unamortized Costs for any space other than the Initial Premises shall be determined based on the (i) the unamortized portion of the brokerage commissions paid by Landlord (including both the commissions paid to the Tenant's broker and to the Landlord's broker); and (ii) any tenant improvement costs, tenant improvement allowance, free rent and other cash tenant inducements granted by Landlord in connection with making the lease of such additional space. In any case, the total of such costs under (i) and, if applicable (ii), above, shall be shall be amortized under the "straight line" amortization method over a period commencing with the applicable commencement date of the applicable (i.e. terminated) portion of the Premises and ending on the date which the Lease for such space would have expired if this termination right had not been exercised. In the case where the applicable Termination Fee shall include amounts based on terminated space which was not part of the Initial Premises, (i) at the request of Tenant, Landlord shall consult with Tenant to clarify the amount of the Termination Fee, and (ii) any payment by Tenant of a Termination Fee which involves calculations with respect to terminated space which was not part of the Initial Premises which is not insubstantially at variance with the actual Termination Fee payable shall not render any attempted exercise of the Termination Right invalid so long as when the actual Termination Fee amount is finally calculated, Tenant promptly pays any deficiency in its Termination Fee payment.

          (c) As a condition of exercise of the Termination Right there shall be no outstanding uncured Material Event of Default on the date of the Termination Notice delivered by Tenant.

          (d) The Termination Space may, at Tenant's option, be designated as
(i) the entire Premises, (ii) Suite 3700 only, (iii) any full floor, or full floors, of the Premises; provided with respect to any block of contiguous full floors constituting the Premises, Tenant may terminate only the highest or the lowest floor or floors so that any remaining full floors are contiguous or (iv) with respect to any partial floor, all the Premises on such floor.

     30.5 Storage Space.  Tenant shall have the option to rent up to two
          -------------
thousand (2,000) usable square feet of storage space ("Storage Space") on the "D" level of the Project on a month-to-month basis. Once Tenant elects to make such lease, Tenant may thereafter elect to terminate the lease of such space on thirty (30) days advance written notice to Landlord; provided, however, that subject to availability, Tenant shall thereafter have the right upon thirty (30) days' advance notice to Landlord, to again lease the Storage Space upon the same terms and conditions as provided herein (including the rental rate). The gross rental rate for the Storage Space shall be one dollar ($1.00) per usable square foot of space during the first five (5) Lease Years and the prevailing rate for storage space in the Project thereafter.

     30.6 [Intentionally Deleted]

     30.7 Options to Add Additional Space.  Tenant is hereby granted the
          -------------------------------
following options (the "Additional Space Options") to add one or more increments of Additional Space to the Premises as follows:

          30.7.1 First Additional Space Option.  Effective as of the third (3rd)
                 -----------------------------
anniversary of the Rent Commencement Date, Tenant may elect to add an Additional Space Installment (as defined in Section 30.7.6, below), in a location, of a
                              -----------------
configuration and of a size as provided in Section 30.7.6, to the Premises by
                                           --------------
delivering to Landlord written notice of such election no later than the date nine (9) months prior to the third (3rd) anniversary of the Rent Commencement Date.

          30.7.2 Second Additional Space Option.  Effective as of the fifth
                 ------------------------------
(5th) anniversary of the Rent Commencement Date (or such earlier date as may be provided under Section 30.7.5), Tenant may elect to add an Additional Space
               --------------
Installment, in a location and configuration and of a size as provided in
Section 30.7.6 to the Premises by delivering to Landlord written notice of such
--------------
election no later than, subject to the provisions of Section 30.7.5, the date
                                                     --------------
nine (9) months prior to the fifth (5th) anniversary of the Rent Commencement Date.

          30.7.3 Third Additional Space Option.  Effective as of the seventh
                 -----------------------------
(7th) anniversary of the Rent Commencement Date (or such earlier date as may be provided under Section 30.7.5), Tenant may elect to add an Additional Space
               --------------
Installment, in a location and configuration and of a size as provided in
Section 30.7.6, to the Premises by delivering to Landlord written notice of such
--------------
election no later than, subject to the provisions of Section 30.7.5, the date
                                                     --------------
nine (9) months prior to the seventh (7th) anniversary of the Rent Commencement Date.

          30.7.4 Fourth Additional Space Option.  Effective as of the tenth
                 ------------------------------
(10th) anniversary of the Rent Commencement Date (or such earlier date as may be provided under Section 30.7.5) Tenant may elect to add an Additional Space
               --------------
Installment, in a location and configuration and of a size as provided in
Section 30.7.6, to the Premises by delivering to Landlord written notice of such
--------------
election no later than, subject to the provisions of Section 30.7.5, twelve (12)
                                                     --------------
months prior to the tenth (10th) anniversary of the Rent Commencement Date.

                 The last date on which Tenant may validly exercise a particular Additional Space Option is sometimes referred to herein as the "Exercise Deadline" with respect thereto.

          30.7.5 Acceleration And Other Timing Issues.
                 ------------------------------------

                 The Additional Space Options set forth in Sections 30.7.2,
                                                           ---------------
30.7.3 and 30.7.4 are exercisable, subject to the provisions of Section 30.7.6,
------     ------                                               --------------
below, as of the 5th, 7th and 10th anniversaries of the Rent Commencement Date, respectively (the "Option Space Delivery Dates"). Notwithstanding such fact (and the provisions of Sections 30.7.2, 30.7.3 and 30.7.4, in the event that at
                       ---------------  ------     ------
any time prior to the last date with respect to which a particular Additional Space Option described in Sections 30.7.2, 30.7.3 and 30.7.4 may be exercised
                          ---------------  ------     ------
("Option Deadline Date"), any portion of the Available Expansion Space (defined below) is then (or within ninety (90) days thereafter is expected to be) vacant and is otherwise not subject to any lease, renewal or expansion rights in favor of an independent third party superior to the rights of Tenant under this Section 30.7.5 which would preclude
                                            --------------
such acceleration ("Potential Acceleration Space"), Tenant may, by delivery of written notice to such effect, elect to exercise, by delivery of written notice to Landlord (an "Acceleration Exercise Notice") one or more of the Additional Space Installment to add to the Premises as of a date (the "Expansion Space Commencement Date") to be determined by Landlord, provided such date shall not be greater than one hundred eighty (180) days following the date of delivery of such Acceleration Notice by Landlord to Tenant. Each such Acceleration Exercise Notice shall describe the Additional Space Option(s) then being exercised by Tenant, the Additional Space Installment(s) desired by Tenant to be so added to the Premises and the Expansion Space Commencement Date desired with respect thereto. At the written request of Tenant, Landlord shall provide to Tenant reasonably complete information from time to time concerning the possible availability of Potential Acceleration Space and the timing of availability with respect thereto.

                 The parties acknowledge that Landlord desires to lease the Potential Expansion Space for the maximum term possible consistent with Landlord's obligations to deliver Additional Space Installments of a size, configuration and location consistent with its obligations under this Section
                                                                     --------
30.7  and on timing intervals consistent with the Landlord's obligation to
----
deliver Additional Space Installments consistent with its obligations under this
Section 30.7. In order to allow Landlord greater flexibility, subject to the
------------
conditions set forth in this Section 30.7.5, Landlord shall have the right to
                             --------------
vary the Option Space Delivery Date for each of the second, third and fourth Additional Space Options as follows:

                 As to the second Additional Space Option, Landlord may vary the Option Space Delivery Date for such Additional Space Option from the fifth (5th) anniversary of the Rent Commencement Date to any date selected by Landlord within six (6) months before and twelve (12) months after the fifth (5th) anniversary of the Rent Commencement Date (i.e., any date between fifty-four
(54) months and seventy-two (72) months after the Rent Commencement Date) by delivery of written notice to Tenant specifying the new Option Space Delivery Date not later than one hundred twenty (120) days before the Exercise Deadline for the Second Additional Space Option.

                 As to the third Additional Space Option, Landlord may vary the Option Space Delivery Date for such Additional Space Option from the 7th anniversary of the Rent Commencement Date to any date selected by Landlord within six (6) months before and after the 7th anniversary of the Rent Commencement Date (i.e., any date between seventy-eight (78) months and ninety
(90) months after the Rent Commencement Date) by delivery of written notice to Tenant specifying the new Option Space Delivery Date not later than one hundred twenty (120) days before the Exercise Deadline for the Third Additional Space Option.

                 As to the fourth Additional Space Option, Landlord may vary the Option Space Delivery Date for such Additional Space Option from the 10th anniversary of the Rent Commencement Date to any date selected by Landlord within six (6) months before and after the 10th anniversary of the Rent Commencement Date (i.e., any date between one hundred fourteen (114) months and one hundred twenty-six (126) months after the Rent Commencement Date) by delivery of written notice to Tenant specifying the new Option Space Delivery Date not later than one hundred twenty (120) days before the Exercise Deadline for the Fourth Additional Space Option.

          30.7.6 Terms Applicable to the Additional Space.
                 ----------------------------------------

                 30.7.6.1 Additional Space Installments.  The specific location,
                          -----------------------------
configuration and size (within the range of rentable square feet described below) of Additional Space shall each be determined by Landlord, provided the configuration shall in each case be a commercially reasonable configuration. Each Additional Space Installment shall be located on the 5th Floor or the 6th Floor of the North Tower. An "Additional Space Installment" shall be any space between five thousand (5,000) and eight thousand (8,000) rentable square feet of space as determined by Landlord and with such configuration as Landlord may reasonably determine, provided such configuration is commercially reasonable. Notwithstanding the foregoing, the Additional Space Installment under Section
                                                                      -------
30.7.1, above, may, at Landlord's election be as small as three thousand five
------
hundred (3,500) rentable square feet of space or up to nine thousand five hundred (9,500) rentable square feet of space if Landlord is satisfying its obligation hereunder by providing to Tenant the last rentable portion of a floor. In the event Landlord elects to locate any Additional Space on the 6th floor, such space shall not be subject to relocation by Landlord under Article 28.
                                        ----------

                 30.7.6.2 Other Terms Applicable to Additional Space. Each
                          ------------------------------------------
Additional Space shall be added to the Premises subject to all other terms and conditions of the Lease except that:

                          (i)   Monthly Rent; Tenant's Share; Base Year.  The
                                ---------------------------------------
Monthly Rent for each Additional Space Installment shall be equal to the then Fair Market Rental Rate for such Additional Space considering when the scheduled commencement date for such space will occur. Tenant's Share for each Additional Space Installment shall be: (a) as to Tax Expenses, a fraction, the numerator of which is the rentable area (in square feet) of the Additional Space Installment in question, and the denominator of which is the number 2,443,000; and (b) as to Operating Expenses, a fraction the numerator of which is the rentable area (in square feet) of the Additional Space Installment in question, and the denominator of which is the number 2,218,000. The Base Year shall be the year in which commencement date for such space occurs, provided the obligation of Tenant to pay Tenant's Share of Excess Direct Expenses with respect to each Additional Space Installment shall commence on the same date as such obligation shall commence as to the remainder of the Initial Premises (i.e., on the first anniversary of the Rent Commencement Date with respect to each Additional Space Installment).

                          (ii)  Condition of Additional Space.  Tenant shall
                                -----------------------------
lease each Additional Space Installment in its then current condition, "broom clean" and with the Landlord's Work performed;

                          (iii) Landlord's Work With Respect to Expansion Space.
Prior to delivery of each Expansion Space to Tenant for commencement of tenant improvements, Landlord shall, at Landlord's cost and expense (i) provide any alterations or improvements to the Building Shell and Core required by Applicable Laws and (ii) in the event that such Expansion Space is not then separately demised, construct (with Landlord's Building Standard finishes) all demising walls and public corridors required to separately demise such Expansion Space, including without limitation, making appropriate adjustments to distribution of Building Systems and Equipment to account therefor (to the extent customary to do so in First Class Buildings in demising new space on multi-tenant floors);

                          (iv)  Additional Corridor Work.  Landlord shall
                                ------------------------
reasonably consider a Tenant request that additional corridor work ("Additional Corridor Work") to be performed as provided in this Section be upgraded to a quality higher than Building standard, provided such Additional Corridor Work shall be performed at Tenant's sole cost and expense either by Tenant or, at Landlord's option, by Landlord (in which case Landlord may require that Tenant deposit sufficient funds with Landlord for such work) and, provided further, that Landlord may refuse consent to such plans and specifications if it determines that the style, finishes or other quality of the Additional Corridor Work would be inconsistent with the image and quality of corridors Landlord then desires.

                          (v)   Parking. Tenant shall be entitled to the same
                                -------
 number of J-2 Spaces and Level A Spaces for each such Additional Space Installment (in terms of parking privileges per one thousand [1,000] rentable square feet of area) as is applicable to the remainder of the Initial Premises and the parking fees with respect to each Additional Space Installment Parking Spaces shall be at Prevailing Rates; and

                          (vi)  The Rent Commencement Date.  The Rent
                                --------------------------
Commencement Date for each Additional Space Installment will be the earlier of
(i) the date Tenant commences business operations in the Additional Space Installment; and (ii) one hundred five (105) days (or ninety [90] days if the Additional Space Installment is delivered in shell conditions) following Landlord's delivery of such space for the purpose of performing Tenant's construction of tenant improvements to the Additional Space, which construction period shall be extended one (1) day for each day of Construction Period Delay.

                 30.7.6.3 Failure to Deliver. In the event that Landlord shall
                          ------------------
fail to deliver any Additional Space Installment by the Option Space Delivery Date and/or the Expansion Space Commencement Date, as the case may be, Tenant shall have all of the same rights with respect thereto as are provided to Tenant under
Section 3.2.1 (for the failure to deliver) with respect to the failure to
-------------
deliver any such Additional Space Installment.

     30.8  Right of First Offer.
           --------------------

           30.8.1 Request For Availability.
                  ------------------------

                  At any time during the Lease Term, but not more frequently than twice in any calendar year, Tenant may deliver to Landlord a written request ("Request for Notice of Availability") which request shall: (i) expressly reference this Section 30.8 of the Lease and Landlord's obligation
                         ------------
to respond in writing to such request within ten (10) days of receipt as provided below; and (ii) request that Landlord identify a space available (the "Availability Space") located in the elevator bank (i.e, the 3rd through 12th floors) for the Premises. Landlord shall respond to Tenant's request with a written notice of the availability ("Notice of Availability") of the Availability Space within fifteen (15) days following receipt of the Request for Notice of Availability, which Notice shall state any Availability Space which Landlord is then offering to lease. If Landlord's Notice of Availability states that any of Availability Space is available for lease, such notice shall also state the Monthly Rent, lease term and a general description of the other material terms that Landlord is willing to Lease such space to Tenant. If Tenant does not accept the terms offered by Landlord within ten (10) days of receipt of Landlord's Notice of Availability by written notice to Landlord, such Notice of Availability shall terminate and be of no further force or effect as to such Availability Space; provided, however, that if Landlord thereafter desires to lease such space identified in the Availability Notice on terms and/or conditions materially more economically favorable to a tenant than those contained in the Notice of Availability, Landlord shall first offer such space to Tenant on such different terms and/or conditions and Tenant shall then have ten (10) business days within which to elect in writing to lease such space. Leasing terms shall not be considered "materially more economically favorable" unless such terms constitute at least a five percent (5%) discount to the tenant from the terms contained in the Notice of Availability.

           30.8.2 Delivery Date.  Any Tenant lease of the Availability Space
                  -------------
shall be for a term commencing with the date identified in Landlord's Notice of Availability (as such date may be adjusted in accordance with the terms below the "Availability Space Delivery Date") and ending on the Expiration Date of this Lease; provided, that if Landlord's Notice of Availability states that such space is available for a term shorter or longer than the term of the Lease, and Landlord has commercially reasonable reasons for establishing the availability at such shorter or longer term, Tenant must either accept or not accept the Availability Space for such stated term. Landlord shall use its commercially reasonable efforts to deliver possession of the Availability Space to Tenant in its then "as is" condition on or reasonably prior to the Availability Space Delivery Date.

           30.8.3 Third Party Rights.  The rights of Tenant under this Section
                  ------------------                                   -------
30.8 are subject to any extension, expansion or other third party rights
----
existing prior to the date of this Lease affecting the Availability Space. Except as expressly provided in this Section 30.8, Landlord shall not be
                                     ------------
restricted from leasing the Availability Space to any third party and in no event shall Landlord be restricted from extending the lease term of any tenant leasing the Availability Space.

     30.9  Non-Disturbance Agreement.  Tenant and the first deed-of-trust holder
           -------------------------
on the Project (the "Bank") (on behalf of all existing Superior Mortgagees) have executed and delivered concurrently with its execution and delivery of this Lease a non-disturbance, subordination and attornment agreement ("Non-Disturbance Agreement"), substantially in the form attached hereto as Exhibit
                                                                      -------
"H".
---

     30.10 Available Month-to-Month Leasing.  Provided Tenant is not in default
           --------------------------------
hereunder, at any time during the Term hereof, Tenant may request that Landlord lease to Tenant on a month-to-month basis space in the Project ("Month-to-Month Space") of a minimum of three thousand (3,000) rentable square feet and a maximum of ten thousand (10,000) rentable square feet. If appropriate space is available in the Project, Landlord shall identify and lease such space to Tenant on a month-to month basis at Landlord's prevailing rates and other terms and
conditions for month-to-month tenancies at the Premises.   In no event shall
Landlord be obligated to provide more than ten thousand (10,000) rentable square feet of Month-to-Month Space whether or not such space is available in the Project. All Month-to-Month Space leased to

Tenant hereunder shall be subject to termination by Landlord or Tenant on thirty
(30) days advance written notice to the other.

     30.11 Satellite Antenna.
           -----------------

           30.11.1 Subject to Tenant obtaining the prior approval of all Federal and all other regulatory agencies (if required) and the obtaining of all necessary permits with respect to the Antenna (defined below), Landlord hereby grants Tenant the non-exclusive right to install and operate on the roof (or, at Landlord's option, a mechanical floor ("Antenna Location")of the Project, at Tenant's sole cost and expense, in an area not to exceed four (4) feet in diameter contiguous area of at least six feet (6') by six (6'), a satellite antenna dish (collectively, the "Antenna") and cables connecting the same to the Premises. Landlord shall reasonably cooperate with Tenant in designating a location for the Antenna providing favorable transmission. Upon the installation of the Antenna, Tenant shall reimburse Landlord for all electricity costs in connection with such Antenna as reasonably estimated by Landlord's engineer within thirty (30) days after Landlord bills the same from time to time.

           30.11.2 Landlord shall permit Tenant, without charge, reasonable access to the Antenna Location for the purposes permitted hereunder during Normal Business Hours at the Building and subject to for Landlord's reasonable charge, on a 24-hour, seven days a week basis upon reasonable advance notice and scheduling through Landlord's management and security personnel. Landlord reserves the right to enter the Antenna Location, without notice, at any time for the purpose of inspecting the same, or making repairs, additions or alterations to the Project or to exhibit the Antenna Location to prospective tenants and purchasers.

          30.11.3 Tenant shall not install the Antenna, or thereafter make any alterations, additions or improvements to the Building or any part thereof or to the Antenna without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord shall approve or reject the proposed installation of the Antenna within two (2) weeks after Tenant submits (i) complete plans and specifications for the installation of the Antenna, (ii) copies of all required governmental and quasi-governmental permits, licenses and authorizations which Tenant shall obtain at its own expense and (iii) a certificate of insurance evidencing the coverage required herein. Landlord may withhold approval if the installation or operation of the Antenna may damage the structural integrity of the Building, interfere with any service provided by Landlord or any occupant or interfere with any Building System, reduce the amount of leasable space in the Building, detract from the appearance of the Building, or for any other reasonable ground. Landlord may require that any installation or other work be done under the supervision of Landlord's employees or agents, and in a manner so as to avoid damage to the Building. All installation work shall be performed in a good and workman-like manner, in accordance with all governmental requirements.

          30.11.4 Notwithstanding anything to the contrary contained in this Lease, such Antenna shall remain the property of Tenant and upon termination of this Lease or Tenant's right granted hereunder, by expiration or otherwise, Tenant shall disconnect and remove the Antenna and fully repair and restore the Building to the same condition than prior to installation of the Antenna, ordinary wear and tear and damage from fire or any other casualty or Landlord's negligence excepted. Tenant shall promptly and properly maintain and repair (or at Landlord's option, pay Landlord's reasonable charges for repairing) during the term of this Lease and upon termination of this Lease or the right granted hereunder, any damage or injury to the Antenna Location, or the Building (or contents thereof) caused by Tenant's use of the Antenna Location or its installation, maintenance or removal of the Antenna.

          30.11.5 Landlord does not represent or warrant that the use of the Antenna Location hereunder shall comply with any applicable federal, state, county or local laws or ordinances or the regulations of any other agencies, or that the Antenna Location shall be suitable for Tenant's purposes. Tenant agrees that Tenant has inspected the Antenna Location and agrees to accept the same hereunder in its "as is" and "all faults" condition. Tenant shall at all times comply with any applicable federal, state, county or local laws or ordinances, pertaining to Tenant's use of the Antenna Location or the Antenna. Tenant shall not use the Antenna Location or the Antenna so as to interfere in any way with the ability of Landlord or its tenants and occupants of the Building and neighboring properties to receive radio, television, telephone, microwave, short-wave, long-wave or other signals of any sort that are transmitted through the air or atmosphere, nor so as to interfere with the use of electric, electronic or other facilities, appliances, personal property and fixtures, nor so as to interfere with the use of any antennas, satellite dishes or other electronic or electric equipment or facilities currently or hereafter located on the Antenna Location or any floor or area of the Building; provided, however that Landlord shall use commercially reasonable efforts to avoid the use of any antennas, satellite dishes or other electronic or electric equipment or facilities that interfere with the ability of Tenant to receive the same.

          30.11.6 If the Antenna Location, Building or Antenna are materially damaged by fire or other casualty, this license shall terminate as of the date of such damage, subject to any the provisions of Article 14, which by the terms
                                                 ----------
or reasonable implication shall survive such termination. Landlord shall have no obligation to provide substitute space on the Antenna Location or to repair or restore the Antenna Location or the Building or the Satellite Antenna. In the event of such damage, Tenant shall look solely to its insurers for any claims that Tenant may have in connection with such damage or destruction.

          30.11.7 Landlord's and Tenant's respective indemnity obligations provided in Article 22 shall apply with respect to the rights granted to Tenant
            ----------
under this Section 30.11, such amounts, and subject to the terms and conditions,
           -------------
provided in Article 13.
            ----------

          30.11.8 This Section 30.11 creates an irrevocable license (subject to
                       -------------
the terms of this Lease) coupled with an interest, which license shall terminate concurrently with any termination of this Lease. Tenant's rights under this Section shall not be assignable, nor may Tenant sub-license its rights under this Section 30.11, other than to an Affiliate Transferee.
                  -------------

                  Tenant may not let any other party tie into or use the Antenna or the Antenna Location, and Tenant may not transmit or distribute signals through the Antenna to any parties not affiliated with Tenant. The rights granted herein are personal to Tenant and its Affiliate Transferees. Any default by Tenant under this Section 30.11 shall also be a default under this Lease.
                     -------------

    30.12 Monument Signage.  Landlord agrees to request ARCO and BankAmerica
          ----------------
(each party having rights to restrict exterior signage of the Project) in connection with the obtaining rights to place a sign upon the existing monument sign (the "Remodeled Monument Sign") outside of the North Tower on the Flower Street side of the Project and only if such rights are obtained shall Tenant have its rights under this Section 30.12. Tenant may deliver written notice
                           -------------
(the "Monument Notice") notifying Landlord that Tenant elects to have its name placed on the Remodeled Monument Sign subject to the terms of this Section. The Monument Notice may be delivered anytime prior to the fifth (5th) anniversary of the Commencement Date, provided that if Landlord delivers to Tenant a notice that Landlord intends to proceed with the construction of the Remodeled Monument Sign, at its expense, subject to the expense of Tenant to pay its share as provided herein if Tenant elects to have its name on such Remodeled Monument sign, Tenant shall be required to send the Monument Notice, if at all, within thirty (30) days following the receipt of such notice by Landlord. Tenant's failure to timely deliver the Monument Notice will cause all rights of Tenant under this Section 30.12 to terminate. If Tenant properly delivers the Monument
           -------------
Notice (and provided Landlord has received the consent as required in the first sentence of this Section), Landlord shall promptly proceed to construct the Remodeled Monument Sign and Tenant shall have the right to have its "Approved Name" (as that term is defined below) placed on such Remodeled Monument Sign.
In no event shall this Section 30.13 require Landlord to agree to any
                       -------------
concessions in favor of ARCO or BankAmerica in order to obtain the right to place a monument sign at the Project. The Approved Name shall be initially "DMJM" or "AeCom". Tenant may request that the initial name be changed (which change, if made, shall be at Tenant's sole cost and expense) to another name, and Landlord may reject such request if (i) the name is not the, logo, trade name, or another name associated with DMJM, AeCom, any corporate successor to either of the same, or an affiliate of the foregoing, (ii) is a name that is inconsistent with the standards for monument signs in First Class Buildings,
(iii) contains more than twenty  (20) characters (including empty spaces), or
(iv) violates any restrictions Landlord may have agreed with any third party as to acceptable names for signage of the Project, provided no such restrictions shall prohibit the names of architectural, engineering or project management firms for real estate construction projects. Matters of appearance of the letters of the Approved Name shall be subject to Landlord's reasonable approval, consistent with the standards of the First Class Building. Tenant's rights under this Section 30.13 shall be conditional upon satisfaction of each of the
           -------------
following conditions:

          (a) If and to the extent such approval and consent is a then contractual obligation of Landlord's, the delivery to Landlord of the approval and consent by both BankAmerica and ARCO (or its corporate successor) with respect to the construction and modification of the Remodeled Monument Sign. Landlord shall pursue such approval and consent in good faith; and

          (b) The issuance to Landlord of all permits, consents, entitlements and approvals (in form reasonably satisfactory to Landlord) required under Law for the modification, operation and continued existence of the Remodeled Monument Sign. Landlord shall pursue the same in good faith.

          (c) The reimbursement by Tenant to Landlord within thirty (30) days following Landlord's delivery of a statement of such costs, and subject to the terms set forth below, or all the Initial Monument Costs (as defined below). The "Initial Monument Costs" shall mean the out-of-pocket costs incurred by Landlord in designing, obtaining the permits for (including attorney's fees and consultant's fees) and constructing the Remodeled Monument Sign.

          Tenant's name shall appear on the side of the Remodeled Monument Sign facing Flower Street and Landlord may add up to three tenant, tenant-related or Landlord names on such side in addition to that of Tenant. The area of the field designated at Tenant's Approved Name shall be no less than twenty five percent (25%) of the total area designated for the appearance of names on the side of the Remodeled Monument Sign facing south. Following the placement of each new name on the side of the Remodeled Monument Sign facing south, Landlord shall promptly reimburse twenty five percent (25%) (or thirty three and one third [33 1/3] if Landlord elects to have only three [3] total names) of the amount of the Initial Monument Cost paid by Tenant. If Landlord places names on the side of the Remodeled Monument Sign facing north, then Tenant's signage rights on such side shall be substantially the same as those provided herein with respect to the south-facing side.

    30.13 Interior Signage.  With respect to those portions of the Premises
          ----------------
which comprise an entire floor of the Building, Tenant may install, at its sole cost and expense, signs identifying Tenant to the public including, its logo, etc., on elevator lobby walls on all floors on which identification signage for itself, its assignees, sublessees, Affiliates and other occupants ("Identification Signage") anywhere in the Premises, including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building. If other tenants occupy space on the floor on which the Premises is located, Tenant's identifying signage shall comply with Landlord's Building standard signage program.

    30.14 Competitors.  Landlord agrees that Landlord shall not, during the term
          -----------
of this Lease, so long as Original Tenant (or either of them) and its Affiliates occupy at least ninety-eight thousand five hundred (98,500) rentable square feet or more in the Project (other than by reason of any temporary failure to occupy by reason of alterations, condemnation, damage or destruction or prevention of use under Section 14.1 (the "Signage Occupancy Threshold"), use any of the
          ------------
names listed in Exhibit "I" attached hereto (the "Competitors") to name or
                -----------
otherwise identify the North Tower (including, without limitation, on any exclusive or multi-tenant monument, parapet, eyebrow, building top or other exterior identification signage or ground floor lobby signage located in, on or identifying the North Tower, whether existing or to be constructed following the date hereof, provided however that if Landlord leases space constituting more than one hundred forty percent (140%) of the size of the Premises to a Competitor ("Larger Competitor Tenant") the foregoing restrictions shall not apply to such Larger Competitor Tenant and Landlord may grant such signage rights as it desires to such Larger Competitor Tenant. Notwithstanding the foregoing, in the event that the rights granted to Tenant shall no longer apply due to Tenant's failure to meet the Signage Occupancy Threshold, and subject to all signage rights that Landlord may have provided (whether to a Competitor or other party) or be currently in negotiations to provide, in the event that Tenant shall thereafter satisfy such Signage Occupancy Threshold, and deliver written notice to Landlord that Tenant again has satisfied such requirement, then the rights granted to Tenant under this Section 30.14 shall thereafter
                                             -------------
apply.

    30.15 Use of Stairwells.  Subject to all Applicable Laws and insurance
          -----------------
requirements, (i) Tenant will have use of the existing stairwells between the contiguous full floors in the Building leased by Tenant hereunder for purposes of the ingress and egress of its employees and their guests and (ii) Tenant may extend its security system to encompass such stairwells.

    30.16 Abatement of Rent.  In the event that Tenant is prevented from using,
          -----------------
and does not use, the Premises or any portion thereof as a result of: (i) any repair, renovation, remodeling, maintenance or alteration performed by Landlord, or any repair, renovation, remodeling, maintenance or alteration which is required by this Lease and which Landlord has failed to perform, which substantially interferes with Tenant's use of, or access to, the Premises, (ii) any failure to provide services or access to the Premises, (iii) damage and destruction of the Premises or Building, or (iv) the presence of "Hazardous Materials" (each such set of circumstances as set forth in items (i) and (iv), above, to be known as an "Abatement Event"), then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for(a) twenty-four (24) hours with respect to telecommunications services or (b) three
(3) consecutive business days after Landlord's receipt of any such notice or seven (7) days after Landlord's receipt of any such notice in any twelve (12) month period (the "Eligibility Period"), then Tenant's Monetary Obligations, shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from conducting its business therein, Tenant's Monetary Obligations for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises.

          If, however, Tenant reoccupies any portion of the Premises during such period, the Monthly Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. Such right to abate Tenant's Monetary Obligations and Tenant's obligation to pay for parking shall be Tenant's sole and exclusive remedy at law or in equity with regard to an abatement of Rent in connection with an Abatement Event; provided, however, that if Landlord has not cured such Abatement Event within one hundred eighty
(180) days after receipt of notice from Tenant (or, in the event that the Premises or the Building are rendered inaccessible to Tenant by a casualty or act of Landlord, one hundred eighty (180) days following the date of Landlord's actual knowledge of the occurrence of the Abatement Event), Tenant shall have the right to terminate this Lease during the first ten (10) business days of each calendar month following the end of such one hundred eighty (180) day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of thirty (30) days' notice to Landlord (the "Abatement Event Termination Notice") during such ten (10) business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the "Abatement Event Termination Date"), which Abatement Event Termination Date shall not be less than thirty (30) days, and not more than six
(6) months, following the delivery of the Abatement Event Termination Notice. Notwithstanding anything contained in this Section 30.16 to the contrary,
                                           -------------
Tenant's Abatement Rent Termination Notice shall be null and void if Landlord cures such Abatement Event within such thirty (30) day period following receipt of the Abatement Event Termination Notice. If Tenant's right to abatement occurs because of an eminent domain taking and/or because of damage or destruction to the Premises, Tenant's abatement period shall continue until Tenant has been given sufficient time and sufficient access to the Premises to rebuild that portion of the Premises, if any, which it is required to rebuild pursuant to this Lease and to install its property, furniture, fixtures, and equipment and to move in over a weekend. To the extent Tenant is entitled to abatement without regard to the Eligibility Period, because of an event described in Article 14, above, then the Eligibility Period shall not be
             ----------
applicable. Notwithstanding the foregoing, Tenant shall not have the right to terminate this Lease pursuant to the terms of this Section 30.16, if, as of the
                                                   -------------
date of delivery by Tenant of the Abatement Event Termination Notice, (a) the first trust deed holder of the Building (the "Bank") has recorded a notice of default on the Building or filed a notice evidencing a legal action by the Bank against Landlord on the Building, and (b) the Bank diligently proceeds to gain possession of the Premises and, to the extent Bank does gain possession of the Premises, Bank shall diligently proceeds to cure such Abatement Event. Except as provided in this Section 30.16,
                                                                  -------------
nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.

    30.17 Measurement of Rentable Square Feet.  Whenever it is required that the
          -----------------------------------
rentable square footage of space be determined hereunder, such determination shall be made in accordance with the BOMA Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996. Notwithstanding any provision of this Lease to the contrary, Landlord and Tenant shall each have the right, within ninety (90) days following the Commencement Date, to verify the number of rentable square feet provided in Section 1(h) above with respect to Suite 3700.
                                 ------------

    30.18 Arbitration
          -----------

          30.18.1 General Submittals to Arbitration.  The submittal of all
                  ---------------------------------
matters to arbitration in accordance with the terms, covenants and conditions of this Section 30.18 is the sole and exclusive method, means and procedure to
     -------------
resolve any and all claims, disputes or disagreements arising under this Lease, including, but not limited to any matter relating to Landlord's failure to approve an assignment, sublease or other transfer of Tenant's interest in the Lease under Article 15 of this Lease, any other defaults by Landlord, or any
            ----------
Tenant Default, except for (i) all claims by either party which (a) seek anything other than enforcement of rights under this Lease, or (b) are primarily founded upon matters of fraud, willful misconduct, bad faith or any other allegations of tortious action, and seek the award of punitive or exemplary damages, (ii) claims relating to Landlord's exercise of any unlawful detainer rights pursuant to California law or rights or remedies used by Landlord to gain possession of the Premises or terminate Tenant's right of possession to the Premises, which disputes shall be resolved by suit filed in the Superior Court of Los Angeles County, California, the decision of which court shall be subject to appeal pursuant to Applicable Law, and (iii) claims relating to the determination of Fair Market Rental. The parties hereby irrevocably waive any and all rights to the contrary and shall at all times conduct themselves in strict, full, complete and timely accordance with the terms, covenants and conditions of this Section 30.18 and all attempts to circumvent the terms,
                   -------------
covenants and conditions of this Section 30.18 shall be absolutely null and void
                                 -------------
and of no force or effect whatsoever. As to any matter submitted to arbitration (except with respect to the payment of money) to determine whether a matter would, with the passage of time, constitute a default, such passage of time shall not commence to run until any such affirmative arbitrated determination, as long as it is simultaneously determined in such arbitration that the challenge of such matter as a potential Tenant Default or Landlord default was made in good faith. As to any matter submitted to arbitration with respect to the payment of money, to determine whether a matter would, with the passage of time, constitute a default, such passage of time shall not commence to run in the event that the party which is obligated to make the payment does in fact make the payment to the other party. Such payment can be made "under protest," which shall occur when such payment is accompanied by a good faith notice stating the reasons that the party has elected to make a payment under protest. Such protest will be deemed waived unless the subject matter identified in the protest is submitted to arbitration as set forth in this Section 30.18.
                                                         -------------

          30.18.2 JAMS.  Any dispute to be arbitrated pursuant to the provisions
                  ----
of this Section 30.18.2 shall be determined by binding arbitration before a
        ---------------
retired judge of the Superior Court of the State of California (the "Arbitrator") under the auspices of Judicial Arbitration & Mediation Services, Inc. ("JAMS"), provided such person has had extensive experience in regularly representing landlords and tenants in commercial real estate office leases ("Required Experience"). Such arbitration shall be initiated by the parties, or either of them, within ten (10) days after either party sends Notice (the "Arbitration Notice") of a demand to arbitrate to the other party and to JAMS. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. The parties may agree on a retired judge from the JAMS panel who has the Required Experience. If they are unable to promptly agree, JAMS will provide a list of three (3) available judges who have the Required Experience and each party may strike one (1). The remaining judge (or if there are two, the one selected by JAMS) will serve as the Arbitrator. In the event that JAMS shall no longer exist or if JAMS fails or refuses to accept submission of such dispute or does not have available retired judges with the Required Experience, then the dispute shall be resolved by binding arbitration before the American

Arbitration Association ("AAA") under the AAA's commercial arbitration rules then in effect, except that the arbitrator selected must have the Required Experience.

          30.18.3 Arbitration Procedure.
                  ---------------------

                  30.18.3.1 Pre-Decision Actions.  The Arbitrator shall
                            --------------------
schedule a pre-hearing conference to resolve procedural matters, arrange for the exchange of information, obtain stipulations and narrow the issues. The parties will submit proposed discovery schedules to the Arbitrator at the pre-hearing conference. The scope and duration of discovery will be within the sole discretion of the Arbitrator. The Arbitrator shall have the discretion to order a pre-hearing exchange of information by the parties, including, without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of parties and third-party witnesses. This discretion shall be exercised in favor of discovery reasonable under the circumstances.

                  30.18.3.2  The Decision.  The arbitration shall be conducted
                             ------------
in Los Angeles, California. Any party may be represented by counsel or other authorized representative. In rendering a decision(s), the Arbitrator shall determine the rights and obligations of the parties according to the substantive and procedural laws of the State of California and the terms, covenants and conditions of this Lease. The Arbitrator's decision shall be based on the evidence introduced at the hearing, including all logical and reasonable inferences therefrom. The Arbitrator may make any determination, and/or grant any remedy or relief (an "Arbitration Award") that is just and equitable. The decision must be based on, and accompanied by, a written statement of decision explaining the factual and legal basis for the decision as to each of the principal controverted issues. The decision shall be conclusive and binding, and it may thereafter be confirmed as a judgment by the Superior Court of the State of California, subject only to challenge on the grounds set forth in the California Code of Civil Procedure Section 1286.2. The validity and enforceability of the Arbitrator's decision is to be determined exclusively by the California courts pursuant to the terms, covenants and conditions of this Lease. The Arbitrator shall award costs, including without limitation attorneys' fees, and expert and witness costs, to the prevailing party as defined in California Code of Civil Procedure Section 1032 ("Prevailing Party"), if any, as determined by the Arbitrator in his discretion. The Arbitrator's fees and costs shall be paid by the non-prevailing party as determined by the Arbitrator in his discretion. A party shall be determined by the Arbitrator to be the prevailing party if its proposal for the resolution of dispute is the closer to that adopted by the Arbitrator.

    30.19 37th Floor Right of First Refusal.
          ---------------------------------

          30.19.1 Restriction.  During the Term of this Lease, Landlord shall
                  -----------
not enter into any direct lease covering any portion of the 37th Floor of the South Tower without first complying with each and all of the provisions of this
Section 30.19.
-------------

          30.19.2 First Refusal Notice.  In the event that Landlord shall
                  --------------------
determine that it desires to lease all or any portion of the remainder of the 37th Floor of the South Tower ("Remainder Space") and has reached agreement with the proposed tenant on the primary economic terms of a proposed lease with respect thereto, it shall deliver a written notice of such fact to Tenant (a "Refusal Notice"), which Refusal Notice shall (i) describe the location, size and configuration of the portion of the Remainder Space proposed to be so leased ("Proposed Space"), all material terms of the proposed transaction, the identity of the proposed tenant and the nature of the proposed tenant's use and business to be conducted in the Proposed Space, (ii) shall enclose a copy of the executed letter of intent for the proposed transaction (which shall conform to the requirements of this Section 30.19) and a copy of any mutually executed lease,
                     -------------
side letters or other executed agreements concerning the proposed transaction. In the event that the proposed transaction is proposed to affect more space in the Project than the Remainder Space, the Refusal Notice shall cover the entire proposed transaction but shall propose a fair and equitable allocation (and application) of terms of such transaction to the Remainder Space. The Refusal Notice shall constitute an offer ("Lease Offer") by Landlord to lease to Tenant the Remainder Space (or so much thereof that is proposed to be leased in connection with the proposed transaction) on the same primary economic terms as are being proposed for the Remainder Space in the proposed transaction described in the Refusal Notice. For purposes of this Section 30.19, "primary economic
                                             -------------
terms" means term, commencement date, base rent, base year, method for allocating operating expenses, tenant improvement allowance, landlord's work, free rent, other allowances or economic inducements, parking privileges and parking rent, tenant improvement construction period, "Proposition 13" treatment (or similar treatment) if any, special handling of direct charges, options or other rights to expand or extend and other term which an experienced, sophisticated tenant or tenant broker would consider a primary economic term (and which is generally performable (in the case of tenant obligations) by most financially qualified tenants).

          30.19.3 Acceptance By Tenant.  Following receipt of a proper Refusal
                  --------------------
Notice (and all materials required to be given in connection therewith in connection with Section 30.19.2 (collectively, "Refusal Notice Materials"),
                ---------------
Tenant shall be granted fifteen (15) business days to consider the Lease Offer contained therein. In the event that Tenant shall, pursuant to a written notice of acceptance delivered to Landlord during such fifteen (15) business day period, accept the Lease Offer, the Remainder Space that is offered to be leased in the Lease Offer shall be added to the Premises on all of the primary economic terms stated in the Lease Offer and otherwise on all of the terms and conditions set forth in this Lease, as then amended; provided, however, in the event that the space proposed to be leased to the proposed tenant in the proposed transaction covers more than the Remainder Space, the Lease Offer shall be deemed to cover only the Remainder Space and the primary economic terms relating thereto shall be a reasonable and equitable allocation and application of the terms of the proposed transaction to the Remainder Space. In the event that the Lease Offer is not so accepted by Tenant within such fifteen (15) business day period, Landlord shall be authorized to complete the proposed transaction described in the Refusal Notice with the proposed tenant described therein within one hundred twenty (120) days thereafter; provided, however, in the event that Landlord desires to lease the Remainder Space in question to a different tenant or to change the terms of the lease where the overall economic terms described in the Lease Offer are more favorable to Tenant by five percent (5%) or more, or otherwise does not duly execute and consummate the proposed lease within such one hundred twenty (120) day period, the provisions of this Section
30.19 shall once again apply (as if no Refusal Notice had been previously given) and Landlord shall be required to deliver a new Refusal Notice to Tenant hereunder.

          30.19.4 During the entire Term, Tenant's rights under this Section
                                                                     -------
30.19 shall be superior to the rights of all other tenants in the Project.
-----
Landlord shall provide written notice of Tenant's rights to all prospective tenants of the Remainder Space.

31.  General Provisions.
     ------------------

     31.1 Joint Obligation.  Subject to the provisions of Section 15.8, if there
          ----------------                                ------------
is more than one person, firm, corporation, partnership or other entity comprising Tenant, then (i) the term "Tenant" as used herein shall include all of the undersigned; (ii) each and every provision in this Lease shall be binding on each and every of the undersigned; (iii) Landlord shall have the right to join one or all of the undersigned in any proceeding or to proceed against them in any order; and (iv) Landlord shall have the right to release any one or more of the undersigned without in any way prejudicing its right to proceed against the others.

     31.2 Marginal Headings.  The titles to the articles and Sections of this
          -----------------
Lease are not a part of this Lease and shall have no effect on the construction or interpretation.

     31.3 Time.  Time is of the essence for the performance of each and every
          ----
provision of this Lease to be performed by Tenant.

     31.4 Successors And Assigns.  Subject to the restrictions contained in
          ----------------------
Section 15, above, this Lease binds the heirs, executors, administrators,
----------
successors and assigns of the parties hereto.

     31.5 Recordation.  Tenant shall not record this Lease or a short form
          -----------
memorandum hereof without the prior written consent of Landlord, other than that certain Memorandum of Lease in the form of Exhibit "M" attached hereto.
                                           -----------

     31.6 Late Charges.  Tenant acknowledges that late payment of rent shall
          ------------
cause Landlord to incur costs not contemplated by this Lease, the exact amount of which shall be extremely difficult to ascertain. These costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any Superior Leases and Mortgages. Accordingly, subject to the provisions of this Section 31.6, if any installment
                                               ------------
of Monthly Rent or scheduled periodic monthly payment of additional rent (the timing and amount of each has been provided to Tenant in writing reasonably in advance of the due date therefor) due from Tenant is not received by Landlord or Landlord's designee within five (5) days after the amount is due, Tenant shall pay to Landlord a late charge equal to two percent (2%) of the overdue amount. Acceptance of late charges by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder or at law or in equity. Notwithstanding any provision of this Lease to the contrary, Landlord shall not charge Tenant any such late charge for the first two (2) occurrences ("Grace Occurrences") during any calendar year with respect to which a late charge would otherwise be payable hereunder so long as any such payment to which such Grace Occurrences would otherwise apply is paid in full within five (5) days of delivery of written notice of the delinquency of such payment by Landlord to Tenant.

    31.7  Prior Agreements; Amendment, Waiver.  This Lease contains all of the
          -----------------------------------
agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. All waivers hereunder must be in writing and specify the breach, act, omission, term, covenant or condition waived, and acceptance of payment or other acts or omissions by either party shall not be deemed to be a waiver. The waiver by any party hereto of any breach, act, omission, term, covenant or condition of this Lease shall not be deemed to be a waiver of any other or subsequent breach, act, omission, term, covenant or condition.

    31.8  Inability To Perform.  Any material prevention, delay or stoppage due
          --------------------
to strikes, lockouts, labor disputes, acts of God, material inability to obtain services, labor, or materials or reasonable substitutes therefor (other than by reason of a party's failure or inability to pay for the same), governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform (collectively, the "Force Majeure" or a "Force Majeure Event"), except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any such delay in such party's performance caused by a Force Majeure. Notwithstanding any provision of this Lease to the contrary, the provisions of this Section 31.8 shall not apply to the following
                                 ------------
(a) the provisions of the Work Letter, (b) Landlord's obligations under Section
                                                                        -------
3.2.1 and (c) the rights of termination of either party under Article 14 and
-----                                                         ----------
Sections 3.2.1, 30.4, 30.7 and 30.16 of the Lease.
--------------  ----  ----     -----

    31.9  Legal Proceedings.  In any action or proceeding involving or relating
          -----------------
in any way to this Lease, the court or other person or entity having jurisdiction in such action or proceeding shall award to the party in whose favor judgment is entered the actual attorneys' fees and costs incurred. The party in whose favor judgment is entered may, at its election submit proof of fees and costs as an element of damages before entry of judgment or after entry of judgment in a post-judgment cost bill.

    31.10 Conveyance Of Premises.  Subject to the provisions of this Lease, as
          ----------------------
used herein the term "Landlord" means only the current owner or owners of the fee title to the Building or the lessee under a ground lease of the Land (and the owner of the Building). Upon each bona fide conveyance of the Landlord's entire interest in the Project to a bona fide purchaser for value who unconditionally assumes in writing for the benefit of Tenant each and all of such liabilities, covenants and obligations, the conveying party shall be relieved of all liability under any and all of its covenants and obligations contained in this Lease first arising out of any act, occurrence or omission occurring under this Lease after the date of such conveyance. Landlord may sell, assign, convey, encumber or otherwise transfer all or any portion of its interests in this Lease, the Premises, the Building, the Project or the Land.

    31.11 Name.  Tenant shall not use the name of the Building or of the
          ----
development in which the Building is situated, if any, for any purpose other than as an address of the business to be conducted by Tenant in the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

   31.12  Severability.  Any provision of this Lease which shall be held
          ------------
invalid, void or illegal shall in no way affect, impair or invalidate any of the other provisions hereof and such other provisions shall remain in full force and effect.

    31.13 Waiver Of Trial By Jury.  Tenant and Landlord hereby waives trial by
          -----------------------
jury in any action, proceeding or counterclaim brought by either of the parties hereto on any matters whatsoever arising out of or in any way connected with this Lease.

    31.14 Cumulative Remedies.  No right, remedy or election hereunder or at law
          -------------------
or in equity shall be deemed exclusive but shall, wherever possible, be cumulative with all other rights, remedies or elections.

    31.15 Choice Of Law.  This Lease shall be governed by the laws of the State
          -------------
of California applicable to transactions to be performed wholly therein.

    31.16 Signs.  Except as specifically otherwise provided in this Lease,
          -----
Tenant shall not place any sign on the Premises, the Building, the Project or the Land which is visible from anywhere outside of the Premises, without Landlord's prior written consent.

    31.17 Right To Lease.  Subject to the provisions of Sections 30.1, 30.2,
          --------------                                -------------  ----
30.8, 30.19, and 30.14 of this Lease:  (a) Landlord reserves the absolute right
----  -----      -----
to effect such other tenancies in the Project and Building as Landlord may, in the exercise of its sole business judgment, determine to best promote the interests of the Project and Building, (b) Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type of number of tenants shall, during the Lease Term, occupy any space in the Building or Project, and
(c) Landlord shall have the right at any time to change the name of the Building or Project and to install, affix and maintain any and all signs on the exterior and on the interior of the Building or Project as Landlord may, in Landlord's sole discretion, desire.

    31.18 Presumptions.  This Lease shall be construed without regard to any
          ------------
presumption or other rule requiring construction against the party drafting the document. It shall be construed neither for nor against Landlord or Tenant, but shall be given reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

    31.19 Exhibits.  All exhibits and any riders annexed to this Lease
          --------
including, without limitation, Exhibits "A" through "N" are incorporated herein
                               ------------         ---
by this reference.

    31.20 Submission Of Lease.  The submission of this Lease to Tenant or its
          -------------------
broker, agent or attorney for review or signature does not constitute an offer to Tenant to lease the Premises or grant an option to lease the Premises. This document shall not be binding unless and until it is executed and delivered by both Landlord and Tenant.

    31.21 Meaning Of Terms.  Whenever required by the context of this Lease, the
          ----------------
singular shall include the plural and the plural shall include the singular, and the masculine, feminine and neuter genders shall each include the others, and the word "person" shall include corporations, partnerships or other entities. All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.

    31.22 Notices.  All notices, demands or communications required or permitted
          -------
under this Lease (the "Notices") shall be in writing and shall be personally delivered or sent by messenger, courier or facsimile. Notices to Tenant shall be delivered to the address set forth in Section 2.2(c) or such other address as
                                         --------------
Tenant may specify in writing to Landlord. Notices to Landlord shall be delivered to the address set forth in Section 2.2(d), or such other address as
                                      --------------
Landlord may specify in writing to Tenant.

    31.23 Survival of Indemnities.  All indemnities contained herein shall
          -----------------------
survive the expiration or earlier termination of this Lease.

    31.24 Asbestos.  [INTENTIONALLY OMITTED.]
          --------

    31.25 Transportation Management.  Tenant shall fully comply with all
          -------------------------
mandatory governmental programs intended to manage parking, transportation or traffic in and around the Project which is applicable to Tenant on account of Tenant's occupancy of the Premises, if and to the extent the failure to do so shall materially affect Landlord.

     31.26   Guaranty.  [INTENTIONALLY OMITTED.]
             --------

     31.27   Tenant's Right to Offset.  If Landlord has failed to make any
             ------------------------
payment, as and when due, of any the Tenant Improvement Allowance (defined in the Work Letter) or the Space Planning Allowance (such unpaid delinquent amounts shall be referred to as the "Overdue Payments"), and such Overdue Payments remains unpaid after delivery of written notice of such failure ("Failure Notice") to Landlord and Landlord's first priority lien holder ("Notice Parties") in writing for thirty (30) days following receipt by all of the Notice Parties of such notice from Tenant, then, Tenant shall have the right to set off against any Monthly Rent, Excess Direct Expenses and/or parking charges due under this Lease such amounts not paid by Landlord plus interest thereon at the Interest Rate and promptly following affecting such offset, shall pay (if it has not previously done so) such Overdue Payments to the extent of such offset. The foregoing interest shall be calculated from the date such unpaid amount was originally due through the earlier of the date on which such amount is reimbursed by any of the Notice Parties or the date on which such amount is credited against Monthly Rent, and/or Additional Rent as set forth above. The Failure Notice shall include a statement that Tenant intends to exercise this right to set off and shall identify in reasonable detail the basis for the offset and the date on which such amounts should have been paid to Tenant. Any dispute with respect to Tenant's exercise of its rights under this Section 31.27
                                                                   -------------
shall be subject to arbitration pursuant to Section 30.18 of this Lease and in
                                            -------------
the event Landlord prevails in such dispute, then Tenant shall pay Landlord, in addition to the amount so set off, interest thereon at the Interest Rate, calculated from the date Tenant should have paid Landlord for the Monthly Rent, so offset until the date Tenant actually pays Landlord therefor. In addition to the foregoing, if the Landlord shall fail to timely make any payment it is obligated to make to Tenant's Broker pursuant to the brokerage agreement executed between Landlord and Tenant's Broker (the "Broker's Agreement") prior the date hereof, Tenant may elect to make such payment to Broker on Landlord's behalf and offset against any Monthly Rent, Excess Direct Expenses and/or parking charges next becoming due hereunder the amount of such payment, plus interest thereon at the Interest Rate.

     31.28   Counterparts. This Lease may be executed in counterparts, each of
             ------------
which shall be an original but all of which together shall constitute one and the same agreement.

     31.29   Consent/Duty to Act Reasonably.  Except for provisions of this
             ------------------------------
Lease which expressly grant a party the right to act in its sole discretion, whereupon in each such case Landlord's and Tenant's duty to act in good faith (but shall not otherwise be subject to a "reasonableness" standard), (i) any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed, and (ii) whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations, Landlord and


                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

Tenant shall act reasonably and in good faith and take no action which might result in the frustration of the other party's reasonable expectations concerning the benefits to be enjoyed under this Lease.

     In Witness Whereof, the parties hereto have caused their duly authorized representatives to execute this Lease as of the day and date first above written.

"Landlord"

Shuwa Investments Corporation,
a California corporation

By: /s/ Takaji Kobayashi
   -------------------------------
Takaji Kobayashi
Its:  President

"Tenant"

Daniel, Mann, Johnson & Mendenhall Inc., a California corporation

By: /s/ R.W. Holdsworth
    ------------------------------
Name:   R.W. Holdsworth
      ----------------------------
Its:          CEO
     -----------------------------

AeCom Technology, Inc.,
a Delaware corporation

By: /s/ Joseph A. Incaudo
    ------------------------------
Name:   Joseph A. Incaudo
      ----------------------------
Its:         VP-CFO
     ------------------------------

                              E x h i b i t   "C"
                              -------------------

                               Lease Confirmation
                                                               __________, 20___
To:  Daniel, Mann, Johnson & Mendenhall, Inc.

     Re: Office Lease dated June 13, 2001, by and between Shuwa Investments Corporation, a California corporation, as Landlord, and Daniel, Mann, Johnson & Mendenhall, Inc., a California corporation and AeCom Technology, Inc., a Delaware corporation, as Tenant (the "Lease").

In accordance with the Lease, we wish to advise you and/or confirm as follows:

1. The Lease Term shall commence on or has commenced on [Date], for a term of
                                                         ----
   [Beginning Term] ending on [End Term].
   ---------------             --------

2. Rent commenced to accrue on [Date], in the amount of $[Amount].
                                ----                      ------

3. If the Commencement Date is other than the first day of the month, the first billing shall contain a prorata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

4. Your rent checks should be made payable to [Payable To] at [Payable At].
                                               ----------      ----------

TENANT HEREBY CONFIRMS THE INFORMATION SET FORTH ABOVE.

Very truly yours,

"Landlord"

Shuwa Investments Corporation,
a California corporation

By:



     [Print Name]

Its:


     [Title]

"Tenant"

Daniel, Mann, Johnson & Mendenhall, Inc.,  AeCom Technology, Inc.,

a California corporation            a Delaware corporation

By: EXHIBIT - DO NOT SIGN           By: EXHIBIT - DO NOT SIGN
    ---------------------               ---------------------

    __________________________     ___________________________
     [Print Name]                   [Print Name]

Its: _________________________    Its: _______________________
       [Title]                           [Title]

Dated: _______________________    Dated: _____________________

                              E x h i b i t   "D"
                              -------------------

                              Estoppel Certificate

To:

[Tenant Name] ("Tenant") hereby certifies as follows:
 -----------

1. The undersigned is the Tenant under that certain Office Lease dated [Date]
                                                                        ----
   (the "Lease"), executed by Shuwa Investments Corporation, a California corporation ("Landlord") as Landlord and the undersigned as Tenant, covering a portion of the property located at [Building Address], (the "Property").
                                         ----------------

2. Pursuant to the Lease, Tenant has leased approximately [Number] square feet
                                                           ------
   of space (the "Premises") at the Property and has paid to Landlord a security deposit of $[Amount]. The term of the Lease commenced on [Date] and the
                ------                                        ----
   expiration date of the Lease is [Date].  Tenant has paid rent through [Date].
                                    ----                                  ----
   The next rental payment in the amount of $[Amount] is due on [Date].  Tenant
                                              ------             ----
   is required to pay [Number] percent ([Percent]%) of all annual operating
                       ------            -------
   expenses for the Property in excess of [Amount].
                                           ------

3. Tenant rents [Number] parking spaces at a charge of $[Amount] per month per
                 ------                                  ------
   space.

4. The Lease provides for an option to extend the term of the Lease for [Number]
                                                                         ------
   years.  The rental rate for such extension term is as follows:  [Insert Rate
                                                                    -----------
   Information].  Except as expressly provided in the Lease, and other documents
   -----------
   attached hereto, Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, nor any preferential right to purchase all or any part of the Premises or the Property.

5. True, correct and complete copies of the Lease and all amendments, modifications and supplements thereto are attached hereto and the Lease, as so amended, modified and supplemented, is in full force and effect, and represents the entire agreement between Tenant and Landlord with respect to the Premises and the Property. There are no amendments, modifications or supplements to the Lease, whether oral or written, except as follows (include the date of such amendment, modification or supplement):

6. To the actual knowledge of Tenant, all space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises except as follows:

7. To the actual knowledge of Tenant, Landlord is not in any respect in default in the performance of the terms and provisions of the Lease. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises, except as follows.

8. To the actual knowledge of Tenant, there are no offsets or credits against rentals payable under the Lease and no free periods or rental concessions have been granted to Tenant, except as follows:

     This Certificate is given to [Name] with the understanding that [Name]
                                   ----                               ----
shall rely hereon in connection with the conveyance of the Property of which the Premises constitute a part to [Name]. Following any such conveyance, Tenant
                               ----
agrees that the Lease shall remain in full force and effect and shall bind and inure to the benefit of the [Name] and its successor in interest as if no
                             ----
purchase had occurred.

Dated:

"Tenant"

[Tenant Name]
 -----------

a [Type Of Entity]
   --------------

By:  EXHIBIT - DO NOT SIGN
     ---------------------


      [Print Name]

Its:


     [Title]

               [Attach Lease And Amendments To This Certificate]

                              E x h i b i t   "E"
                              -------------------

                             Rules And Regulations

1. The Common Area (which term shall include, for purposes of this Exhibit, all freight elevators, common elevators and freight vestibules) sidewalks, halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The Common Area halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Subject to
    Section 30.11 of the Lease, no tenant and no agent, employee, contractor, invitee or licensee of any tenant shall go upon the roof of the Building. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to any tenant therefor, to change the arrangement or location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets and other common areas of the Building other than on the full floors of the Building leased to the Tenant.

2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord shall adopt and furnish to tenants general guidelines relating to signs inside the Building and visible from the exterior of the Premises. Tenants shall conform to such guidelines. All approved signs or lettering on doors visible from the exterior of the Premises shall be printed, painted, affixed or inscribed at the expense of any such tenant by a person approved by Landlord. Material visible from outside the Building shall not be permitted.

3. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. Except as permitted in the Lease, no cooking shall be done or permitted on the Premises except that private use by any tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, for preparation of meals by employees of any such tenant in a manner customary for an employee lounge or lunchroom, and for catering to serve food in connection with meetings or receptions shall be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations, except with the prior written consent of Landlord.

4. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning its premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person. Provided that such standard is applied on a nondiscriminatory basis with respect to all other tenants in the Project, Tenant shall pay to Landlord the cost of removal of any of tenant's refuse and rubbish, to the extent that the same substantially exceeds the refuse and rubbish usually attendant upon the use of tenant's premises as offices.

5. Landlord shall furnish each tenant without charge with two (2) keys to each door lock provided in the premises by Landlord. Landlord may make a reasonable charge for any additional keys. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without Landlord's consent. Each tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the Building.

6. Landlord shall reasonably designate appropriate entrances and a freight elevator for deliveries or other movement to or from any tenants' premises of equipment, materials, supplies, furniture or other property, and tenants shall not use any other entrances or elevators for such purposes. The freight elevator shall be available for use by all tenants in the Building subject to such reasonable scheduling as Landlord in its reasonable discretion shall deem appropriate. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. Landlord shall have the right to reasonably prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary properly to distribute the weight. Except as provided in the Lease, Landlord shall not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of tenants.

7. No tenant shall use or keep in their premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment without the prior written consent of Landlord. Except as permitted under the Lease, no tenant shall use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer their premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals or birds be brought or kept in any tenants' premises or the Building.

8. The Building's air conditioning system achieves maximum cooling when the drapes are closed. Tenant agrees to reasonably cooperate fully at all times with Landlord and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system (which may include the closing of window coverings consistent with the then prevailing practices of First Class Buildings). Tenant agrees not to connect any apparatus device, conduit or pipe to the Building chilled and hot water conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

9.  Intentionally Deleted.

10. Subject to Tenant's rights under the Lease, water shall be available in public areas for drinking and lavatory purposes only, but if Tenant requests, uses or consumes water in its Premises for any purpose in addition to ordinary drinking and lavatory purposes above the level set forth in
    Section 11.1.3 of the Lease, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost set forth in Section 11.1.3 of the Lease and throughout the duration of Tenant's occupancy, Tenant shall keep said meter installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent, payable by Tenant, and collectible by Landlord as such.

11. Subject to Tenant's rights under the Lease, Landlord reserves the right to stop service of the elevator, plumbing, ventilating, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to support elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from doing so by strike or accident or by any cause beyond Landlord's reasonable control or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supplied or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. Except as provided in the Lease, it is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of Tenant's lease or to perform any act or thing for the benefit of Tenant, subject to Tenant's rights under the Lease, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

12. Landlord reserves the right to on a consistent and nondiscriminating basis exclude from the Building between the hours of [6:00 p.m. and 8:00 a.m.] Monday through Friday and at all hours on Saturdays, Sundays and legal holidays all persons who do not present identification acceptable to Landlord. Each tenant shall provide Landlord with a list of all persons authorized by such tenant to enter its premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

13. Subject to Section 11.1.8 of the Lease, the directory of the Building shall be provided for the display of the name and location of tenants and a reasonable number of the principal officers and employees of tenants or subtenants (approved in accordance with terms of the Lease). The reasonable costs of the directory board displays provided to Tenant shall be paid by Landlord in accordance with Section 11.1.8 of the Lease. Tenant pays for additional spaces if required under Section 11.1.8 of the Lease.

14. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. When notified by Landlord that such action is necessary to maintain normal temperature service, Tenant shall keep window coverings closed.

15. No tenant shall obtain for use in its premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be established by Landlord.

16. Each tenant shall ensure that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before such tenant or such tenant's employees leave the premises so as to prevent waste or damage and for any default or carelessness in this regard, such tenant shall compensate for all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

17. Subject to the limitations on Tenant's liability set forth in the Lease, the toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be paid by the tenant who, or whose agent, employee, contractor, invitee or licensee, caused it.

18. Except with the prior written consent of Landlord, no tenant shall sell for delivery onsite (except on an incidental basis) at retail newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise to the general public in or on its premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business (other than such services provided to Tenant's clients and customers and such services generally provided by an architectural firm and/or real estate and project management firm) in or from its premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any tenant be used for manufacturing of any kind.

19. No tenant shall install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building without the prior written consent of Landlord. No television or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

20. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord reasonably approves. No other vehicles of any kind shall be brought by any tenant into the Building or kept in or about its premises. It being further understood that Tenant will have access to Tenant's C-Level space as provided in Section 11.1.9.3.

21. Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the vicinity of the Building, without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall reasonably designate.

22. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and each tenant shall reasonably cooperate to prevent the same.

23. The requirements of tenants shall be attended to only upon application in writing at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

24. Subject to Tenant's rights under the Lease, Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

25. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of premises in the Building.

26. Landlord reserves the right to make such other commercially reasonable and nondiscriminatory rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

27. All construction projects and tenant improvement work must conform to the General Construction and Building Rules.

28. Notwithstanding any provision of this Exhibit "E" to the contrary, in the event of any inconsistency between the provisions of this Exhibit "E" and the provisions of the body of the Lease, the provisions of the Lease shall control.

                              E x h i b i t   "F"
                              -------------------

                              HVAC SPECIFICATIONS

     1. Generally.  Landlord  maintain and operate the integrated heating,
        ---------
ventilating and air cooling system ("HVAC System") to provide sufficient cooling and heating capacity to maintain the results set forth in Section 2, below for inside space conditions at the Premises during Normal Business Hours and within tolerances normal for Class A Buildings. The standards of Section 2 shall be
                                                           ---------
effective so long as the conditions of (a) and (b) are satisfied:

     (A) Tenant's Working Drawings and Specifications for all mechanical and electrical work performed as part of the Tenant Improvements and Alterations are designed and constructed for the proper capacity of, and to properly coordinate with, the operating systems of the Building.

     (B) The occupancy density of the Premises is not more than one (1) person for each two hundred (200) square feet of Useable Area within the Premises, and a maximum electrical load of two and one-half (2 1/2) watts per square foot of Rentable Area within the Premises for Tenant's power requirements, with "Useable Area" determined in accordance with BOMA 1996 ANSI Z65.1 standards.

     2. Building HVAC Standards.  Subject to Section 1, inside space conditions
        -----------------------              ---------
temperatures shall be maintained as follows:

     (A) not greater than seventy-five degrees (75) Fahrenheit when the outside air temperature is not more than ninety-five degrees (95) Fahrenheit dry bulb and sixty-eight degrees (68) Fahrenheit wet bulb; and

     (B) not less than seventy degrees (70) Fahrenheit when the outside air temperature is not lower than forty degrees (40) Fahrenheit dry bulb.

                              E x h i b i t   "G"
                              -------------------

                       Cleaning And Janitorial Services
1.   Nightly Services.
     ----------------

     All nightly services shall be performed Monday through Friday, fifty-two
(52) weeks per year, except on holidays.

Janitorial Specifications.
-------------------------

1.1  Janitorial Service Specifications for Tenant Suite and Common Areas on
     ----------------------------------------------------------------------
Tenant Floors.
-------------

     Nightly Services.
     ----------------

1.1.1.1.  Secure all lights as soon as possible each night.

1.1.1.2.  Vacuum all carpets as required.

1.1.1.3. Dust mop all resilient and composition floors with treated dust mops. Damp mop to remove spills and water stains as required.

1.1.1.4. Dust all horizontal surfaces on desks and office furniture. (Papers, folders and personal items on desks are not to be removed.)

1.1.1.5. Spot clean doors, frames, glass partitions, light switches, wipable walls and surfaces. (Flat paint cannot be cleaned.)

1.1.1.6.  Empty all waste paper baskets and wipe clean if necessary.

1.1.1.7.  Remove all trash from floors.

1.1.1.8.  Return chairs and waste baskets to proper positions.

1.1.1.9.  Clean drinking fountains (if applicable).

1.1.1.10. Hand dust and clean tenant stairwells interconnecting floors and hand rails weekly.

1.1.1.11.  Clean and remove debris from all metal door thresholds weekly.

1.1.1.12.  Wipe clean smudged bright work weekly.

1.1.1.13.  Spot clean all carpets, resilient and composition floors weekly.

1.1.1.14.  Vacuum under and around all desks and office furniture weekly.

1.1.1.15.  Dust all vinyl base weekly.

     Monthly Services.
     -----------------

1.1.2.1.  Wipe clean and polish all common area bright work.

1.1.2.2.  Edge all carpeted areas.

1.1.2.3. Dust all high-reach areas including, but not limited to, tops of door frames, furniture ledges, tops of partitions, picture frames, graphs and similar wall hangings.

1.1.2.4. Dust all low-reach areas including, but not limited to, chair rungs, furniture ledges, baseboards, wood paneling moldings, etc.

1.1.2.5.  Clean and spray buff all flooring.

1.1.2.6.  Brush or vacuum upholstered furniture.

     Periodic Services.
     -----------------

1.1.3.1. Scrub or otherwise recondition all resilient or composition flooring to provide a level of appearance equivalent to a completely refinished floor twice per year.

1.1.3.2. Dust or vacuum window blinds or curtains as required, but not less than once per year.

1.1.3.3. Dust light fixtures inside and out when replacing lamps or not less than once per year.

2. Restroom Service Specifications.
   -------------------------------

2.1. Nightly Services.
     ----------------

       Restock all restrooms with supplies, including paper towels, toilet tissue, seat covers and hand soap as required.

       Restock all sanitary napkin dispensers as required.

       Clean all mirrors, dispensers, faucets, flushometers and bright work.

       Wash and sanitize all toilets, toilet seats, urinals and sinks. Wipe dry all sinks.

       Mop all restroom floors with disinfectant germicidal solution.

       Empty all waste and sanitary napkin receptacles.

       Remove all restroom trash.

       Spot clean finger prints, marks and graffiti from walls, partitions, glass, aluminum and light switches where required.

2.2. Weekly Services.
     ---------------

       Dust all low reach and high reach areas including, but not limited to, ledges, mirror tops, partition tops and edges.

2.3  Periodic Services.
     -----------------

       Wipe down all tile walls and metal partitions. Partitions shall be left in an unstreaked condition after this work.

       Thoroughly clean all ceramic tile floors when required.

3. Day-Cleaning Services.
   ---------------------

3.1  Vacuum clean elevator cab floors daily.

3.2 Wipe clean and remove finger marks from all metal bright work throughout public areas and up to hand reach daily.

3.3. Check men's washrooms for toilet tissue replacement.

3.4. Check ladies' washrooms for toilet tissue and sanitary napkin replacements.

4. General.
   -------

4.1. Clean and treat as necessary interior and exterior of elevator car including hatch doors (and saddles) serving Premises.

4.2 Wipe all interior window frames, mullions and other painted or unpainted interior metal surfaces of the perimeter walls of the Building each time the interior of the windows is washed.

4.3. Wipe down mail depositories nightly.

4.4. Wipe clean and polish all metal hardware fixtures and other bright work as needed.

4.5. Keep in a clean condition all public telephones and their enclosures.

4.6. Clean all directory boards as required, remove fingerprints and smudges nightly.

4.7. Maintain Building lobby, corridors and other public areas in a clean condition.

5.  Window Cleaning.
    ---------------

5.1. Exterior surfaces of exterior windows shall be cleaned three times per year.

5.2. Interior surface of exterior windows shall be cleaned once per year.

                              E x h i b i t   "H"
                              -------------------

                        FORM NON-DISTURBANCE AGREEMENT

                                  [attached]

                              E x h i b i t   "I"
                              -------------------

                             TENANT'S COMPETITORS

1.   Ralph M. Parsons

2.   URS Corp.

3.   Jacobs/Sverdrup

4.   Parsons Brinkerhoff

5.   Gensler

6.   SOM

7.   A. C. Martin

                              E x h i b i t   "J"
                              -------------------


        CAPITAL EXPENDITURES TO BE EXCLUDED FROM BASE YEAR (2002) AND
                               COMPARISON YEARS


Lamp Retrofit       Placed in Service, 11/01/98    Approximate Cost:  $1,152,493

Chiller Retrofit    Placed in Service, 04/06/99    Approximate Cost:  $469,000

                              E x h i b i t   "L"
                              -------------------

The following items have been identified by Tenant as not being consistent with the standards of First Class Buildings:

1)   Noise level on the 37th floor of the South Tower

2)   Noise level on the 9th floor of the North Tower

Provided Landlord timely performs its obligations under Section 1.1.9 of the Work Letter (in accordance with the standards set forth therein), Landlord shall not be in breach of Landlord's obligations under this Lease.

                              E x h i b i t   "M"
                              -------------------

                              MEMORANDUM OF LEASE

RECORDING REQUESTED BY                 )
AND WHEN RECORDED RETURN TO            )
PAUL, HASTINGS, JANOFSKY               )
 & WALKER LLP                          )
555 South Flower Street, 23rd Floor    )
Los Angeles, California  90071-2371    )
Attention:  Patrick A. Ramsey, Esq.    )

                                                      [Space Above for Recorder]


                              MEMORANDUM OF LEASE

     THIS MEMORANDUM OF LEASE ("Memorandum") is entered into as of this 13th day of June, 2001, by and between SHUWA INVESTMENTS CORPORATION, a California corporation ("Landlord"), and DANIEL, MANN, JOHNSON AND MENDENHALL INC., a California corporation and AECOM TECHNOLOGY, INC., a Delaware corporation (collectively, "Tenant").

     1.   Defined Terms; Exhibits.  Unless otherwise set forth herein, all
          -----------------------
defined terms used in this Memorandum shall have the same meanings ascribed thereto in the Lease. All Exhibits referenced herein are attached hereto, and are incorporated herein by this reference.

     2.   Premises.  Concurrently herewith, Landlord and Tenant have entered
          --------
into that certain Lease dated as of June 13, 2001 ("Lease"), whereby Landlord leased to Tenant, and Tenant leased from Landlord, those certain premises described in the Lease (the "Premises"), located in the building located at 515 South Flower Street, Los Angeles, California and the building located at 555 South Flower Street, Los Angeles, California.

     3.   Term.  The term of the Lease ("Term") is for a period commencing on
          ----
the date on which each of Landlord and Tenant shall execute and deliver the Lease and expiring on the last day of the month in which the fifteenth (15th) anniversary of the Rent Commencement Date occurs (the "Expiration Date"), unless the Rent Commencement Date is the first day of a month, in which case the Expiration Date shall be the day immediately prior to such anniversary of the Rent Commencement Date.

     4.   Renewal.  Tenant shall have two (2) options to extend the Term (as to
          -------
all of or portions of the Premises) for a period of five (5) years each.

     5.   Lease Incorporated.  All the other terms, conditions and covenants of
          ------------------
the Lease are incorporated herein by this reference. In the event of any inconsistency between the terms of this Memorandum and the Lease itself, the terms of the Lease shall control.

     This Memorandum shall automatically terminate and be of no further force or effect on the Expiration Date, or such earlier expiration or termination of the Lease.

     This Memorandum may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same agreement. This Memorandum is solely for notice and recording purposes and shall not be construed to alter modify, expand, diminish or supplement the provisions of the Lease. In the event of any inconsistency between the provisions of this Memorandum and the provisions of the Lease, the provisions of the Lease shall govern.

Arco Plaza Office Lease                Daniel, Mann, Johnson & Mendelhall, Inc.


     IN WITNESS WHEREOF, this Memorandum has been duly executed by the parties hereto as of the day and year first above written.

LANDLORD:          SHUWA INVESTMENTS CORPORATION,
                   a California corporation

                   By:
                       Takaji Kobayashi, President

TENANT: DANIEL, MANN, JOHNSON & MENDENHALL INC., a California corporation

                   By:
                   Name:
                   Its:

                   AECOM TECHNOLOGY, INC.,
                   a Delaware corporation

                   By:
                   Name:
                   Its:

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF ______________)

On ______________, 2001 before me, the undersigned, Notary Public in and for said State and County, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Notary Public


                                                                          (SEAL)

STATE OF CALIFORNIA         )
                            )ss.
COUNTY OF __________________)

On ______________, 2001 before me, the undersigned, Notary Public in and for said State and County, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Notary Public

(SEAL)

STATE OF CALIFORNIA         )
                            ) ss.
COUNTY OF __________________)

On ______________, 2001 before me, the undersigned, Notary Public in and for said State and County, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Notary Public

                                                                          (SEAL)

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